UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-07917

Wilshire Variable Insurance Trust
(Exact name of Registrant as specified in charter)

Wilshire Associates Incorporated
1299 Ocean Avenue, Suite 700
Santa Monica, CA 90401-1085
(Address of principal executive offices) (Zip code)

Jason A. Schwarz, President
1299 Ocean Avenue, Suite 700
Santa Monica, CA 90401-1085
(Name and address of agent for service)

Registrant’s telephone number, including area code: 310-260-6639

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A Registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Wilshire Variable Insurance Trust
ANNUAL REPORT Equity Fund Balanced Fund Income Fund Small Cap Fund International Equity Fund Socially Responsible Fund
December 31, 2013

Wilshire Variable Insurance Trust Table of Contents

Shareholder Letter	2
Fund Commentaries	4
Disclosure of Fund Expenses	16
Schedules of Investments	18
Statements of Assets and Liabilities	43
Statements of Operations	44
Statements of Changes in Net Assets	45
Financial Highlights	47
Notes to Financial Statements	53
Report of Independent Registered Public Accounting Firm	65
Additional Fund Information	66
Board Approval of Advisory and Subadvisory Agreements	69
Tax Information	73

Shares of the Equity Fund, Balanced Fund, Income Fund, Small Cap Fund, International Equity Fund and Socially Responsible Fund are sold only as the underlying investment for variable annuity contracts issued by insurance companies. This report is authorized for use in connection with any offering of a Fund’s shares only if accompanied or preceded by the Fund’s current prospectus.

Shares of the Wilshire Variable Insurance Trust are distributed by SEI Investments Distribution Co.

Wilshire Variable Insurance Trust Letter to Shareholders (Unaudited)

Dear Wilshire Variable Insurance Trust Shareholder:

We are pleased to present this annual report to all shareholders of the Wilshire Variable Insurance Trust. This report covers the period from January 1, 2013 to December 31, 2013 for the Equity Fund, Balanced Fund, Income Fund, Small Cap Fund, International Equity Fund, and Socially Responsible Fund.

MARKET ENVIRONMENT

U.S. Equity Market

Supported by ongoing monetary stimulus and improving economic activity, domestic markets rallied in 2013 with the Wilshire 5000 IndexSM gaining 33.09% for the year, finishing 2013 at a new all-time high and posting the largest annual return since 1995. This advance marked the Wilshire 5000’s fifth consecutive year of positive returns and a 134.43% advance since the end of 2008. All style and size segments delivered very strong returns, with growth stocks outpacing value stocks across the capitalization spectrum and small capitalization securities outperforming their larger capitalization counterparts across all style segments.

After reaching new highs to start the second half of the year, the market retracted in August as rising tensions in the Middle East and the increased potential for earlier than expected reductions in stimulus from the Federal Reserve rattled investors. However, as tensions eased and the housing market continued to show improvement, the market rallied and again reached new all-time highs. By year end investors strongly anticipated a gradual tapering of monetary stimulus and reacted favorably when the Federal Reserve finally announced that it would begin reducing its bond purchases by $10 billion per month starting in January 2014. Consumer Discretionary, Health Care, and Industrials were the best performing sectors for the year, returning 44.33%, 42.26%, and 41.77%, respectively, while the Telecom Services and Utilities sectors lagged on a relative basis, returning 16.30% and 14.86%, respectively.

International Equity Market

Developed international markets, as represented by the Morgan Stanley Capital International (“MSCI”) EAFE Index, also had a strong year, returning 22.78%. Economic growth remained tepid within the Eurozone with second and third quarter GDP growing at 0.3% and 0.1%, respectively, officially marking the end to the region’s longest recession since WWII. By mid-November, concerns about low inflation prompted the European Central Bank (“ECB”) to lower its key lending rate to a record low of 0.25%. However, in December, ECB President Mario Draghi expressed optimism about growth gaining traction in the region. Japan continued to rally during the second half of the year as the Bank of Japan expressed its continued support for the country’s massive monetary stimulus initiatives. The MSCI Japan Index returned 27.16% for the year. Conversely, slowing economic growth in several emerging markets, depreciating currencies, and fears over the impact of the tightening of U.S. monetary policy, led emerging markets to significantly trail developed markets for the year. The MSCI Emerging Markets Index returned -2.60% in 2013.

Bond Market

Fixed income performance was mixed in 2013. Investment grade bonds, Treasury inflation-protected securities, and interest rate sensitive and longer term bonds struggled, while high yield bonds, senior loans and shorter term securities finished the year in positive territory. Developed market bonds as a whole were essentially flat in 2013, while emerging market debt lost ground. Investors rotated into investment-grade and high yield corporate bonds during 2013, leading to tighter spreads relative to a year ago.

The Federal Reserve kept investors on edge throughout the year with uncertainty around when the tapering of monetary stimulus would begin. The 10-year Treasury yield rallied over the course of the year, rising 126 basis points and closing out the year yielding 3.04% – its highest level since July 2011. The Barclays U.S. Aggregate Bond Index returned -2.02% in 2013, its first annual loss since 1999 and worst yearly return since 1994. Both the Barclays EM Local Currency Government Universal Index and the Barclays Global Aggregate Index also struggled this year, returning -3.80% and -2.60%, respectively. Conversely, as investors searched for risk, higher yield bonds performed well with the Barclays U.S. Corporate High Yield Bond Index returning 7.44%.

Wilshire Variable Insurance Trust Letter to Shareholders (Unaudited) - (Continued)

FUND PERFORMANCE REVIEW

The Wilshire Variable Insurance Trust Funds turned in mixed performance in 2013. The Equity Fund returned 30.36% for the year, underperforming the S&P 500 Index return of 32.39%. The Balanced Fund returned 18.31% for the year, outperforming its custom benchmark return of 18.02%. The Income Fund returned -2.16% for the year, underperforming the Barclays U.S. Aggregate Bond Index return of -2.02%. The Small Cap Fund returned 40.28% for the year, outperforming the Russell 2000® Index return of 38.82%. The International Equity Fund returned 13.12% in the year, underperforming the MSCI EAFE Index return of 22.78%. Lastly, the Socially Responsible Fund returned 29.01% in the year, trailing the S&P 500 Index return of 32.39%.

We are mindful that markets can behave erratically and current trends shift swiftly. You can expect us to continue to work diligently to manage your investments and seek to generate returns commensurate with the Funds’ investment objectives.

As always, we sincerely appreciate your continued support and confidence in Wilshire Associates.

Sincerely,

Jason Schwarz
President, Wilshire Variable Insurance Trust

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. If these fees were included, returns would be lower. Recent performance can be found at your particular insurance company.

Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular.

There are risks involved with investing, including the possible loss of principal. In addition to the risks associated with investing, investments in smaller companies typically exhibit higher volatility. Bonds and bond funds will decrease in value as interest rates rise. Foreign investments often involve risks such as political instability, differences in financial reporting standards and less stringent regulation of securities markets. Foreign investment risk may be particularly high to the extent the funds invest in securities of issuers based in countries with developing economies (i.e., emerging markets). These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries. Diversification may not protect against loss.

Wilshire Variable Insurance Trust Funds are available only through third party insurance company separate accounts established for the purposes of funding variable life contracts and may not be purchased directly. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. Please see the prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies.

Wilshire Variable Insurance Trust Equity Fund Commentary (Unaudited)

EQUITY FUND
Average Annual Total Return

One Year Ended 12/31/13	30.36%
Five Years Ended 12/31/13	14.89%
Ten Years Ended 12/31/13	5.25%

S&P 500 INDEX(1)
Average Annual Total Return

One Year Ended 12/31/13	32.39%
Five Years Ended 12/31/13	17.94%
Ten Years Ended 12/31/13	7.40%

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $10,000 Investment in the Equity Fund
and the S&P 500 Index through 12/31/13.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. If these fees were included, returns would be lower. Recent performance can be found at your particular insurance company.

(1)	The S&P 500 Index is an unmanaged index consisting of 500 stocks. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

During certain periods, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns for the periods would have been lower. For the year ended December 31, 2013, there were no waivers.

Wilshire Variable Insurance Trust Equity Fund Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING*
(As of December 31, 2013)

Developed stock markets, as represented by the MSCI EAFE Index, rallied in 2013 as economic activity began showing signs of sustained improvement and central banks continued supporting highly accommodative monetary policies. After getting off to a fast start in the first quarter, equity markets rose tepidly in the second quarter as investors grappled with the possibility of the Federal Reserve tapering bond purchases earlier than anticipated. Stocks rallied to start the second half of the year after a strong jobs report was released and second quarter growth came in higher than analyst expectations. However, the market retracted in August as rising tensions in the Middle East and the increased potential for earlier than expected reductions in stimulus from the Federal Reserve rattled investors. In September the market reversed and moved upwards as tensions in Syria dissipated and the Federal Reserve announced that it would continue to support quantitative easing measures at the current rate. The fourth quarter began with a sharp rally amidst signs of an improving housing market, decreasing unemployment and strong third quarter growth. In mid-December the Federal Reserve formally announced it would begin tapering its bond purchases in 2014. Equity markets closed out the year on a high note with many major market indices hitting new all-time highs on the last trading day of the year.

During 2013, small capitalization stocks outperformed large capitalization stocks, with the Wilshire U.S. Small Cap IndexSM and the Wilshire U.S. Large Cap IndexSM returning 39.01% and 32.33%, respectively, and across market capitalizations, growth stocks outperformed value stocks. The small growth style delivered the best returns for the year, up 45.00%, while large value and mid value trailed other styles, returning 30.24% and 30.72%, respectively. All sectors within the Wilshire 5000SM Index were positive for the year. Consumer Discretionary (44.33%), Health Care (42.26%) and Industrials (41.77%) were the top performers, while Telecom Services (16.30%) and Utilities (14.86%) lagged the broader market.

The Equity Fund (the “Fund”) returned 30.36% for the year ended December 31, 2013, underperforming the S&P 500 Index return of 32.39%. Underperformance was driven by weak stock selection in the Energy, Materials, and Health Care sectors.However, the Fund benefited from strong stock selection in the Financials and Consumer Discretionary sectors.

Despite the Fund’s underperformance versus its benchmark, we believe the Fund is well positioned going into 2014 as the market deals with ongoing macroeconomic and geopolitical issues.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Annuity contract fees are not reflected in returns. If these fees were included, returns would be lower.

*
Based on percent of the Fund’s total investments in securities and affiliated funds, at value. Includes investments held as collateral for securities on loan (See Note 6 in Notes to Financial Statements).

Wilshire Variable Insurance Trust Balanced Fund Commentary (Unaudited)

BALANCED FUND
Average Annual Total Return

One Year Ended 12/31/13	18.31%
Five Years Ended 12/31/13	11.52%
Ten Years Ended 12/31/13	5.08%

STOCK/BOND COMPOSITE INDEX(1)
Average Annual Total Return

One Year Ended 12/31/13	18.02%
Five Years Ended 12/31/13	12.63%
Ten Years Ended 12/31/13	6.65%

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $10,000 Investment in the Balanced Fund
and the Stock/Bond Composite Index through 12/31/13.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. If these fees were included, returns would be lower. Recent performance can be found at your particular insurance company.

(1)
Stock/Bond Composite Index is a blend of 50% S&P 500 Index, 35% Barclays U.S. Aggregate Bond Index and 15% of the MSCI EAFE Index. The S&P 500 Index is an unmanaged index consisting of 500 stocks. The Barclays U.S. Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more. The MSCI EAFE Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australasia and the Far East. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

During certain periods, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns for the periods would have been lower. For the year ended December 31, 2013, there were no waivers.

Wilshire Variable Insurance Trust Balanced Fund Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING*
(As of December 31, 2013)

Developed stock markets, as represented by the MSCI EAFE Index, rallied in 2013 as economic activity began showing signs of sustained improvement and central banks continued supporting highly accommodative monetary policies. Stocks rallied to start the second half of the year after a strong jobs report was released and second quarter growth came in higher than analyst expectations. However, the market retracted in August as rising tensions in the Middle East and the increased potential for earlier than expected reductions in stimulus from the Federal Reserve rattled investors. In September the market reversed and moved upwards after the Federal Reserve announced that it would continue to support quantitative easing measures at the current rate. The year ended strong as investors reacted favorably to the Federal Reserve’s formal announcement of a reduction in bond purchases set to begin in 2014.

Fixed income securities underperformed this year as investors dealt with uncertainty around when the Federal Reserve would reduce its bond purchases. The Barclays U.S. Aggregate Bond Index returned -2.02% for the year. Fear of rising interest rates pushed investment grade credit and longer duration bonds lower. Searching for less interest rate sensitive securities, investors moved into high yield and shorter duration bonds. The 10-year Treasury closed the year at 3.04%. In the third quarter, the Federal Reserve delay tapering its bond purchases through the end of the year causing yields to temporarily retract. Interest rate volatility increased and yields again rose in the fourth quarter as investors grappled with the Federal Reserve’s timing on stimulus tapering.

Developed international stock markets underperformed the U.S. as the MSCI EAFE Index returned 22.78% in 2013. After a volatile first half of the year, international stock markets started the third quarter strong as European macro-economic data surprised on the upside. In the fourth quarter, accommodative monetary policy drove performance as the European Central Bank cut interest rates to a record low. Emerging markets significantly trailed in 2013 as the MSCI Emerging Markets Index returned -2.60% for the year. After rallying in October, emerging market stocks declined in November and December on fears that stronger than expected growth in the U.S. would lead to the Federal Reserve to taper its monetary stimulus program sooner rather than later.

The Balanced Fund (the “Fund”) returned 18.31% for the year ended December 31, 2013, outperforming the Fund’s custom benchmark return of 18.02%. The Fund benefitted from strong stock selection in the Financials and Consumer Discretionary sectors. The Fund’s larger allocation to emerging markets hurt performance as emerging markets had negative performance for the year. For the fixed income portion of the Fund, exposure to Non-Agency mortgage backed securities and an overweight to credit lifted Fund performance while duration and yield curve positioning detracted from performance.

We are pleased with the Fund’s outperformance for the year and believe the Fund is well positioned going into 2014 as the market deals with ongoing macroeconomic and geopolitical uncertainties.

The Balanced Fund attempts to achieve its objective by investing in other funds. You may invest in the underlying funds directly. By investing in the underlying funds indirectly through the Balanced Fund, you will incur not only the expenses of the underlying funds, but also the expenses of the Balanced Fund. The Balanced Fund is subject to the risks of the underlying funds it holds. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Annuity contract fees are not reflected in returns. If these fees were included, returns would be lower.

*	Based on percent of the Fund’s total investments and investments in affiliated funds, at value.

Wilshire Variable Insurance Trust Income Fund Commentary (Unaudited)

INCOME FUND
Average Annual Total Return

One Year Ended 12/31/13	(2.16)%
Five Years Ended 12/31/13	6.77%
Ten Years Ended 12/31/13	4.18%

BARCLAYS U.S. AGGREGATE BOND INDEX(1)
Average Annual Total Return

One Year Ended 12/31/13	(2.02)%
Five Years Ended 12/31/13	4.44%
Ten Years Ended 12/31/13	4.55%

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $10,000 Investment in the Income Fund
and the Barclays U.S. Aggregate Bond Index through 12/31/13.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. If these fees were included, returns would be lower. Recent performance can be found at your particular insurance company.

(1)
The Barclays U.S. Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

During certain periods, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns for the periods would have been lower. For the year ended December 31, 2013, there were no waivers.

Wilshire Variable Insurance Trust Income Fund Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING*
(As of December 31, 2013)

Fixed income securities underperformed this year as investors dealt with uncertainty around when the Federal Reserve would reduce its bond purchases. The Barclays U.S. Aggregate Bond Index returned -2.02% for the year. Fear of rising interest rates pushed investment grade credit and longer duration bonds lower. Searching for less interest rate sensitive securities, investors moved into high yield and shorter duration bonds. The 10-year Treasury rose over 1% this year to close the year at 3.04%, its highest level since July 2011. In the third quarter, the Federal Reserve delay tapering its bond purchases through the end of the year causing yields to temporarily retract. Interest rate volatility increased and yields again rose in the fourth quarter as investors grappled with better than expected economic data and the Federal Reserve’s timing on stimulus tapering.

The Income Fund (the “Fund”) returned -2.16% for the year ended December 31, 2013, underperforming the Barclays U.S. Aggregate Bond Index return of -2.02%. Tactical duration positioning had a negative effect on performance. Curve positioning, with an overweight to long-dated bonds, was also a detractor to performance as the long-end of the curve generally steepened. However, non-agency mortgage exposure added meaningfully to performance as both an improved housing market and non-agency mortgage-backed security fundamentals contributed to performance. An overweight to credit, particularly to the financial subsector, added to performance as spreads tightened on mildly positive economic data.

Despite the Fund’s underperformance versus its benchmark, we believe the Fund is well positioned going into 2014 as the market deals with ongoing macroeconomic and geopolitical issues.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Annuity contract fees are not reflected in returns. If these fees were included, returns would be lower.

*	Based on percent of the Fund’s total investments in securities, at value. Includes investments held as collateral for securities on loan (See Note 6 in Notes to Financial Statements).

Wilshire Variable Insurance Trust Small Cap Fund Commentary (Unaudited)

SMALL CAP FUND
Average Annual Total Return

One Year Ended 12/31/13	40.28%
Five Years Ended 12/31/13	19.27%
Ten Years Ended 12/31/13	5.92%

RUSSELL 2000® INDEX(1)
Average Annual Total Return

One Year Ended 12/31/13	38.82%
Five Years Ended 12/31/13	20.08%
Ten Years Ended 12/31/13	9.07%

RUSSELL 2000® GROWTH INDEX(2)
Average Annual Total Return

One Year Ended 12/31/13	43.30%
Five Years Ended 12/31/13	22.58%
Ten Years Ended 12/31/13	9.41%

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $10,000 Investment in the Small Cap Fund
and the Russell 2000® Index through 12/31/13.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. If these fees were included, returns would be lower. Recent performance can be found at your particular insurance company.

(1)
Effective March 24, 2013, the Fund changed its benchmark to the Russell 2000® Index because it is more reflective of the Fund's investment strategy. The Russell 2000® Index is an unmanaged capitalization weighted broad-based index of 2,000 small capitalization U.S. companies. An individual cannot invest directly in an index. Index performance is presented for general comparative purposes.

(2)
The Russell 2000® Growth Index is an unmanaged index comprised of the Russell 2000® Growth securities with a greater-than-average growth orientation. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

During certain periods, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns for the periods would have been lower. For the year ended December 31, 2013, fees totaling 0.13% of average net assets were waived.

Prior to March 24, 2013, the Small Cap Fund was named the Small Cap Growth Fund. Effective on that same date, the Fund’s benchmark changed from the Russell 2000® Growth Index to the Russell 2000® Index and the Fund began investing in the Wilshire Small Company Growth Portfolio and the Wilshire Small Company Value Portfolio. Accordingly, the Fund’s shareholders bear the indirect expenses of the Fund’s assets invested in the Wilshire Small Company Growth Portfolio and the Wilshire Small Company Value Portfolio and the management fee charged to the Fund is based on the average daily net assets not invested in the Wilshire Small Company Growth Portfolio and the Wilshire Small Company Value Portfolio.

Wilshire Variable Insurance Trust Small Cap Fund Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING*
(As of December 31, 2013)

Developed stock markets around the world rallied in 2013 as economic activity began showing signs of sustained improvement and central banks continued supporting highly accommodative monetary policies. After getting off to a fast start in the first quarter, equity markets rose tepidly in the second quarter as investors grappled with the possibility of the Federal Reserve tapering bond purchases earlier than anticipated. Stocks rallied to start the second half of the year after a strong jobs report was released and second quarter growth came in higher than analyst expectations. However, the market retracted in August as rising tensions in the Middle East and the increased potential for earlier than expected reductions in stimulus from the Federal Reserve rattled investors. In September the market reversed and moved upwards as tensions in Syria dissipated and the Federal Reserve announced that it would continue to support quantitative easing measures at the current rate. The fourth quarter began with a sharp rally amidst signs of an improving housing market, decreasing unemployment and strong third quarter growth. In mid-December the Federal Reserve formally announced it would begin tapering its bond purchases in 2014. Equity markets closed out the year on a high note with many major market indices hitting new all-time highs on the last trading day of the year.

During 2013, small capitalization stocks outperformed large capitalization stocks, with the Wilshire U.S. Small Cap IndexSM and the Wilshire U.S. Large Cap IndexSM returning 39.01% and 32.33%, respectively, and across market capitalizations, growth stocks outperformed value stocks. The small growth style delivered the best returns for the year, up 45.00%, while large value and mid value trailed other styles, returning 30.24% and 30.72%, respectively. All sectors within the Wilshire 5000SM Index were positive for the year. Consumer Discretionary (44.33%), Health Care (42.26%) and Industrials (41.77%) were the top performers, while Telecom Services (16.30%) and Utilities (14.86%) lagged the broader market.

The Small Cap Fund (the “Fund”) returned 40.28% for the year ended December 31, 2013, outperforming the Russell 2000® Index return of 38.82%. The Fund benefitted from strong stock selection in the Financials, Consumer Discretionary, and Industrials sectors.

We are pleased with the Fund’s outperformance for the year and believe the Fund is well positioned going into 2014 as the market deals with ongoing macroeconomic and geopolitical uncertainties.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Annuity contract fees are not reflected in returns. If these fees were included, returns would be lower. Small company stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

*	Based on percent of the Fund’s total investments in securities, at value. Includes investments held as collateral for securities on loan (See Note 6 in Notes to Financial Statements).

Wilshire Variable Insurance Trust International Equity Fund Commentary (Unaudited)

INTERNATIONAL EQUITY FUND
Average Annual Total Return

One Year Ended 12/31/13	13.12%
Five Years Ended 12/31/13	10.73%
Ten Years Ended 12/31/13	4.38%

MSCI EAFE INDEX(1)
Average Annual Total Return

One Year Ended 12/31/13	22.78%
Five Years Ended 12/31/13	12.44%
Ten Years Ended 12/31/13	6.91%

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $10,000 Investment in the International Equity Fund
and the MSCI EAFE Index through 12/31/13.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. If these fees were included, returns would be lower. Recent performance can be found at your particular insurance company.

(1)
The MSCI EAFE Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australasia and the Far East. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

During certain periods, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns for the periods would have been lower. For the year ended December 31, 2013, fees totaling 0.17% of average net assets were waived.

Wilshire Variable Insurance Trust International Equity Fund Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING*
(As of December 31, 2013)

Developed international stock markets underperformed the U.S. market as the MSCI EAFE Index returned 22.78% in 2013. After a volatile first half of the year, international stock markets started the third quarter strong as European macro-economic data surprised on the upside and the region managed to withstand recessionary pressures amid its stubbornly high unemployment rate. During the fourth quarter, accommodative monetary policy drove performance as the European Central Bank cut interest rates from 0.50% to 0.25%. Within the MSCI EAFE Index, sector performance was positive for the year. Telecom Services (47.39%), Consumer Discretionary (35.62%), and Information Technology (27.09%) performed strongly. Hurt by decreasing commodity prices, Energy (12.583%) and Materials (3.35%) lagged all other sectors.

Emerging markets significantly trailed in 2013 as the MSCI Emerging Markets Index returned -2.60% for the year. To start the year, inflation worries, decreasing commodity prices, and continuing fears over a slowdown in the Chinese economy rattled investors. Third quarter performance modestly improved after the release of strong economic results from China and the U.S. Federal Reserve postponed the tapering of its quantitative easing program. After rallying in October, emerging market stocks declined in November and December on fears that stronger than expected growth in the U.S. would lead the Federal Reserve to taper its monetary stimulus program sooner rather than later. Within the MSCI Emerging Markets Index, sector performance was mixed. Information Technology (14.00%), Health Care (9.34%), and Consumer Discretionary (5.66%) performed well, while Materials (-16.92%), Energy (-10.40%), and Consumer Staples (-3.82%) lagged all other sectors.

The International Equity Fund (the “Fund”) returned 13.12% for the year, underperforming the MSCI EAFE Index return of 22.78%. Underperformance was driven by weak stock selection in the Consumer Discretionary, Financials, and Telecom services sectors. The Fund’s larger than the benchmark allocation to emerging markets also hurt performance as emerging markets trailed developed international markets by 25.38% during the year. However, the Fund benefited from positive stock selection in Health Care and an underweight allocation to Materials.

Despite the Fund’s underperformance versus its benchmark, we believe the Fund is well positioned going into 2014 as the market deals with ongoing macroeconomic and geopolitical issues.

Foreign securities may be subject to a higher degree of market risk due to currency fluctuations, lack of liquidity, and political and economic instability. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Annuity contract fees are not reflected in returns. If these fees were included, returns would be lower.

*	Based on percent of the Fund’s total investments in securities, at value. Includes investments held as collateral for securities on loan (See Note 6 in Notes to Financial Statements).

Wilshire Variable Insurance Trust Socially Responsible Fund Commentary (Unaudited)

SOCIALLY RESPONSIBLE FUND
Average Annual Total Return

One Year Ended 12/31/13	29.01%
Five Years Ended 12/31/13	14.82%
Ten Years Ended 12/31/13	5.22%

S&P 500 INDEX(1)
Average Annual Total Return

One Year Ended 12/31/13	32.39%
Five Years Ended 12/31/13	17.94%
Ten Years Ended 12/31/13	7.40%

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $10,000 Investment in the Socially Responsible Fund
and the S&P 500 Index through 12/31/13.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. If these fees were included, returns would be lower. Recent performance can be found at your particular insurance company.

(1)	The S&P 500 Index is an unmanaged index consisting of 500 stocks. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

During certain periods since inception, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns since inception would have been lower. For the year ended December 31, 2013, there were no waivers.

Wilshire Variable Insurance Trust Socially Responsible Fund Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING*
(As of December 31, 2013)

Developed stock markets around the world rallied in 2013 as economic activity began showing signs of sustained improvement and central banks continued supporting highly accommodative monetary policies. After getting off to a fast start in the first quarter, equity markets rose tepidly in the second quarter as investors grappled with the possibility of the Federal Reserve tapering bond purchases earlier than anticipated. Stocks rallied to start the second half of the year after a strong jobs report was released and second quarter growth came in higher than analyst expectations. However, the market retracted in August as rising tensions in the Middle East and the increased potential for earlier than expected reductions in stimulus from the Federal Reserve rattled investors. In September the market reversed and moved upwards as tensions in Syria dissipated and the Federal Reserve announced that it would continue to support quantitative easing measures at the current rate. The fourth quarter began with a sharp rally amidst signs of an improving housing market, decreasing unemployment and strong third quarter growth. In mid-December the Federal Reserve formally announced it would begin tapering its bond purchases in 2014. Equity markets closed out the year on a high note with many major market indices hitting new all-time highs on the last trading day of the year.

During 2013, small capitalization stocks outperformed large capitalization stocks, with the Wilshire U.S. Small Cap IndexSM and the Wilshire U.S. Large Cap IndexSM returning 39.01% and 32.33%, respectively, and across market capitalizations, growth stocks outperformed value stocks. The small growth style delivered the best returns for the year, up 45.00%, while large value and mid value trailed other styles, returning 30.24% and 30.72%, respectively. All sectors within the Wilshire 5000SM Index were positive for the year. Consumer Discretionary (44.33%), Health Care (42.26%) and Industrials (41.77%) were the top performers, while Telecom Services (16.30%) and Utilities (14.86%) lagged the broader market.

The Socially Responsible Fund (the “Fund”) returned 29.01% for the year ended December 31, 2013, underperforming the S&P 500 Index return of 32.39%. Underperformance was driven by weak stock selection in the Consumer Discretionary, Energy, and Health Care sectors. However, the Fund benefitted from strong stock selection in the Materials sector.

Despite the Fund’s underperformance versus its benchmark, we believe the Fund is well positioned going into 2014 as the market deals with ongoing macroeconomic and geopolitical issues.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Annuity contract fees are not reflected in returns. If these fees were included, returns would be lower.

*	Based on percent of the Fund’s total investments in securities, at value. Includes investments held as collateral for securities on loan (See Note 6 in Notes to Financial Statements).

Wilshire Variable Insurance Trust Disclosure of Fund Expenses For the Six Months Ended December 31, 2013 (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for investment advisory, administrative services, distribution and/or shareholder services and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. The “Ending Account Value” shown is derived from hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Wilshire Variable Insurance Trust has no such charges or fees, but they may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.

Wilshire Variable Insurance Trust Disclosure of Fund Expenses - (Continued) For the Six Months Ended December 31, 2013 (Unaudited)

	Beginning Account Value 07/01/13	Ending Account Value 12/31/13	Expense Ratio(1)	Expenses Paid During Period 07/01/13-12/31/13(2)(3)
Equity Fund(4)
Actual Fund Return	$1,000.00	$1,167.00	0.65%	$3.55
Hypothetical 5% Return	$1,000.00	$1,021.93	0.65%	$3.31
Balanced Fund(4)
Actual Fund Return	$1,000.00	$1,121.30	0.32%	$1.71
Hypothetical 5% Return	$1,000.00	$1,023.59	0.32%	$1.63
Income Fund
Actual Fund Return	$1,000.00	$1,007.40	1.21%	$6.12
Hypothetical 5% Return	$1,000.00	$1,019.11	1.21%	$6.16
Small Cap Fund(4)
Actual Fund Return	$1,000.00	$1,200.00	1.20%	$6.65
Hypothetical 5% Return	$1,000.00	$1,019.16	1.20%	$6.11
International Equity Fund(4)
Actual Fund Return	$1,000.00	$1,133.00	1.40%	$7.53
Hypothetical 5% Return	$1,000.00	$1,018.15	1.40%	$7.12
Socially Responsible Fund
Actual Fund Return	$1,000.00	$1,148.40	1.30%	$7.04
Hypothetical 5% Return	$1,000.00	$1,018.65	1.30%	$6.61

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period, then divided by 365.

(3)	Expenses shown do not include annuity contract fees.

(4)	The expense ratio does not include the expenses of the underlying funds.

Equity Fund Schedule of Investments December 31, 2013

Shares		Value
INVESTMENTS IN UNDERLYING FUNDS — 68.5%
1,744,772	Wilshire Large Company Growth Portfolio*	$75,513,740
3,497,318	Wilshire Large Company Value Portfolio*	75,122,383

Total Investments in Underlying Funds
(Cost $129,662,518)		150,636,123

COMMON STOCK — 30.6%
Consumer Discretionary — 4.0%
650	Amazon.com, Inc.†	259,213
1,450	Bed Bath & Beyond, Inc.†	116,435
7,300	Comcast Corp., Class A	379,344
11,100	Ford Motor Co.	171,273
1,600	GameStop Corp., Class A	78,816
3,800	Gannett Co., Inc.	112,404
3,350	General Motors Co.†	136,914
5,050	Goodyear Tire & Rubber Co. (The)	120,443
1,700	Harman International Industries, Inc.	139,145
2,050	Hasbro, Inc.	112,771
3,950	Home Depot, Inc. (The)	325,243
17,753	Lowe's Cos., Inc.(a)	879,661
16,051	Macy's, Inc.	857,123
2,550	Mattel, Inc.(a)	121,329
1,600	McDonald's Corp.	155,248
1,050	Michael Kors Holdings, Ltd.†(a)	85,250
3,000	NIKE, Inc., Class B	235,920
1,600	O'Reilly Automotive, Inc.†(a)	205,936
4,800	PulteGroup, Inc.(a)	97,776
7,250	Staples, Inc.(a)	115,203
1,700	Starbucks Corp.	133,263
6,483	Time Warner Cable, Inc., Class A	878,447
3,350	Time Warner, Inc.(a)	233,562
2,900	TJX Cos., Inc.	184,817
5,487	Tupperware Brands Corp.(a)	518,686
15,068	VF Corp.(a)	939,339
1,600	Viacom, Inc., Class B	139,744
3,900	Walt Disney Co. (The)	297,960
4,807	Whirlpool Corp.	754,026
		8,785,291
Consumer Staples — 3.3%
5,400	Altria Group, Inc.(a)	207,306
2,450	Archer-Daniels-Midland Co.	106,330
27,528	Coca-Cola Co. (The)(a)	1,137,182
4,550	Coca-Cola Enterprises, Inc.	200,791
19,244	CVS Caremark Corp.	1,377,293
2,900	General Mills, Inc.	144,739
2,050	Hershey Co. (The)	199,321
3,650	Hormel Foods Corp.(a)	164,871
1,900	Kimberly-Clark Corp.(a)	198,474
3,400	Kroger Co. (The)	134,402
8,429	McCormick & Co., Inc.(a)	580,927
4,200	Mondelez International, Inc., Class A	148,260
3,800	PepsiCo, Inc.	315,172
13,260	Philip Morris International, Inc.	1,155,344
6,500	Procter & Gamble Co. (The)	529,165
3,450	Reynolds American, Inc.	172,465
2,800	Sysco Corp.(a)	101,080
3,500	Tyson Foods, Inc., Class A(a)	117,110

Shares		Value
Consumer Staples — (continued)
2,350	Wal-Mart Stores, Inc.	$184,922
		7,175,154
Energy — 3.0%
3,500	Baker Hughes, Inc.	193,410
3,800	Chesapeake Energy Corp.(a)	103,132
11,296	Chevron Corp.	1,410,983
4,550	ConocoPhillips	321,458
5,300	Denbury Resources, Inc.†(a)	87,079
1,900	Ensco PLC, Class A	108,642
750	EOG Resources, Inc.	125,880
8,400	Exxon Mobil Corp.(a)	850,080
1,500	Helmerich & Payne, Inc.(a)	126,120
20,972	Kinder Morgan, Inc.	754,992
4,900	Marathon Oil Corp.	172,970
2,550	Murphy Oil Corp.(a)	165,444
3,850	Newfield Exploration Co.†	94,826
2,900	Noble Corp. PLC	108,663
2,250	Occidental Petroleum Corp.	213,975
9,565	Phillips 66	737,748
1,900	Schlumberger, Ltd.	171,209
20,278	Seadrill, Ltd.(a)	833,020
		6,579,631
Financials — 4.8%
7,972	ACE, Ltd.	825,341
3,000	Allstate Corp. (The)	163,620
1,800	American Express Co.	163,314
3,500	American International Group, Inc.	178,675
2,000	Assurant, Inc.	132,740
19,600	Bank of America Corp.	305,172
25,699	Bank of New York Mellon Corp. (The)	897,923
2,900	Berkshire Hathaway, Inc., Class B†	343,824
2,024	BlackRock, Inc., Class A	640,535
1,700	Boston Properties, Inc.(a) (b)	170,629
2,550	Capital One Financial Corp.	195,356
4,050	Cincinnati Financial Corp.	212,099
6,300	Citigroup, Inc.	328,293
9,580	Cullen/Frost Bankers, Inc.(a)	713,039
2,800	Equity Residential(b)	145,236
5,250	Fifth Third Bancorp	110,408
1,550	Goldman Sachs Group, Inc. (The)	274,753
24,405	JPMorgan Chase & Co.	1,427,204
3,700	Leucadia National Corp.	104,858
4,350	Lincoln National Corp.(a)	224,547
2,400	Macerich Co. (The)(b)	141,336
2,050	McGraw Hill Financial, Inc.	160,310
3,700	MetLife, Inc.	199,504
2,250	PNC Financial Services Group, Inc.	174,555
2,400	Prudential Financial, Inc.	221,328
2,400	SunTrust Banks, Inc.	88,344
4,050	Travelers Cos., Inc. (The)	366,687
3,800	U.S. Bancorp(a)	153,520
31,718	Wells Fargo & Co.	1,439,997
3,000	XL Group PLC, Class A	95,520
		10,598,667
Health Care — 3.9%
18,907	AbbVie, Inc.	998,479
2,350	Aetna, Inc.	161,186
2,900	AmerisourceBergen Corp., Class A(a)	203,899
1,300	Amgen, Inc.(a)	148,408
800	Biogen Idec, Inc.†	223,800

See Notes to Financial Statements.

Equity Fund Schedule of Investments - (Continued) December 31, 2013

Shares		Value
Health Care — (continued)
2,700	Cardinal Health, Inc.	$180,387
4,900	CareFusion Corp.†	195,118
1,900	Celgene Corp.†	321,024
2,800	Cerner Corp.†	156,072
1,450	Cigna Corp.	126,846
9,482	Covidien PLC(a)	645,724
3,850	Eli Lilly & Co.(a)	196,350
3,500	Forest Laboratories, Inc.†	210,105
2,900	Gilead Sciences, Inc.†	217,935
8,100	Johnson & Johnson	741,879
1,600	McKesson Corp.	258,240
2,700	Medtronic, Inc.	154,953
4,800	Merck & Co., Inc.	240,240
3,786	Novo Nordisk ADR(a)	699,501
45,675	Pfizer, Inc.	1,399,025
10,919	UnitedHealth Group, Inc.(a)	822,201
1,950	WellPoint, Inc.	180,161
		8,481,533
Industrials — 3.1%
1,100	3M Co.	154,275
—	Allegion PLC†	15
3,300	Avery Dennison Corp.	165,627
1,900	Boeing Co. (The)	259,331
5,565	Caterpillar, Inc.(a)	505,358
900	Cummins, Inc.	126,873
1,700	Dover Corp.(a)	164,118
8,774	Eaton Corp. PLC(a)	667,877
2,700	Emerson Electric Co.	189,486
1,050	FedEx Corp.	150,958
20,050	General Electric Co.	562,001
9,655	Honeywell International, Inc.	882,177
950	L-3 Communications Holdings, Inc.(a)	101,517
1,950	Norfolk Southern Corp.(a)	181,018
1,150	Northrop Grumman Corp.	131,802
800	Parker Hannifin Corp.(a)	102,912
3,800	Raytheon Co.(a)	344,660
2,400	Robert Half International, Inc.	100,776
1,100	Rockwell Automation, Inc.(a)	129,976
8,000	Southwest Airlines Co.	150,720
3,400	Tyco International, Ltd.	139,536
7,454	Union Pacific Corp.	1,252,272
2,250	United Technologies Corp.	256,050
400	WW Grainger, Inc.(a)	102,168
		6,821,503
Information Technology — 5.2%
8,610	Accenture PLC, Class A(a)	707,914
3,667	Apple, Inc.	2,057,590
7,700	CA, Inc.(a)	259,105
8,800	Cisco Systems, Inc.(a)	197,560
2,050	Cognizant Technology Solutions Corp., Class A†	207,009
2,050	Computer Sciences Corp.	114,554
10,150	Corning, Inc.	180,873
3,250	eBay, Inc.†	178,392
13,056	Fidelity National Information Services, Inc.	700,846
500	Google, Inc., Class A†	560,355
6,150	Hewlett-Packard Co.	172,077
8,150	Intel Corp.	211,574
2,050	International Business Machines Corp.	384,519

Shares		Value
Information Technology — (continued)
1,900	KLA-Tencor Corp.	$122,474
1,850	Lam Research Corp.†(a)	100,732
2,750	Linear Technology Corp.(a)	125,263
150	MasterCard, Inc., Class A	125,319
42,161	Microsoft Corp.	1,578,086
11,003	Motorola Solutions, Inc.(a)	742,702
9,650	Oracle Corp.	369,209
3,250	Paychex, Inc.(a)	147,973
15,719	QUALCOMM, Inc.	1,167,136
1,350	SanDisk Corp.(a)	95,229
3,150	Seagate Technology PLC(a)	176,904
3,750	Texas Instruments, Inc.	164,663
1,300	Visa, Inc., Class A	289,484
1,850	Western Digital Corp.	155,215
7,700	Xerox Corp.	93,709
3,250	Yahoo!, Inc.†	131,430
		11,517,896
Materials — 1.1%
400	CF Industries Holdings, Inc.	93,216
1,000	Ecolab, Inc.	104,270
3,200	EI du Pont de Nemours & Co.(a)	207,904
2,050	International Flavors & Fragrances, Inc.	176,259
2,250	LyondellBasell Industries NV, Class A	180,630
8,546	Packaging Corp. of America	540,791
1,550	PPG Industries, Inc.	293,973
21,682	Southern Copper Corp.	622,490
6,200	Weyerhaeuser Co.(a) (b)	195,734
		2,415,267
Telecommunication Services — 0.8%
39,294	AT&T, Inc.	1,381,577
4,800	CenturyLink, Inc.(a)	152,880
6,400	Verizon Communications, Inc.(a)	314,496
		1,848,953
Utilities — 1.4%
2,050	AGL Resources, Inc.(a)	96,821
2,750	Ameren Corp.(a)	99,440
2,700	American Electric Power Co., Inc.	126,198
2,550	DTE Energy Co.(a)	169,295
2,150	Duke Energy Corp.(a)	148,372
2,750	Edison International	127,325
5,573	ITC Holdings Corp.	534,005
7,331	NextEra Energy, Inc.(a)	627,680
11,455	ONEOK, Inc.(a)	712,272
2,400	Pinnacle West Capital Corp.(a)	127,008
4,350	Public Service Enterprise Group, Inc.(a)	139,374
1,700	SCANA Corp.(a)	79,781
2,350	Wisconsin Energy Corp.(a)	97,149
		3,084,720
Total Common Stock
(Cost $59,011,019)		67,308,615

See Notes to Financial Statements.

Equity Fund Schedule of Investments - (Continued) December 31, 2013

Shares		Value
SHORT-TERM INVESTMENTS(c) — 8.3%
2,365,843	Northern Trust Institutional Government Select Portfolio, 0.010%	$2,365,843
15,876,420	Northern Trust Institutional Liquid Asset Portfolio, 0.010%(d)	15,876,420

Total Short-Term Investments
(Cost $18,242,263)		18,242,263

Total Investments — 107.4%
(Cost $206,915,800)		236,187,001

Other Assets & Liabilities, Net — (7.4)%		(16,217,627)

NET ASSETS — 100.0%		$219,969,374

*	Affiliated Fund
†	Non-income producing security.
(a)	This security or a partial position of this security is on loan at December 31, 2013. The total market value of securities on loan at December 31, 2013 was $16,263,189.
(b)	Real Estate Investment Trust.
(c)	Rate shown is the 7-day effective yield as of December 31, 2013.
(d)
This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2013 was $15,876,420. The Fund received additional collateral subsequent to year end in excess of the market value of securities on loan.

ADR — American Depositary Receipt
Ltd. — Limited
PLC— Public Limited Company

As of December 31, 2013, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP. For the year ended December 31, 2013, there have been no transfers between Level 1 and Level 2 assets and liabilities.

Amounts designated as “—” have been rounded to $0.

See Notes to Financial Statements.

Balanced Fund Schedule of Investments December 31, 2013

Shares		Value
INVESTMENT IN UNDERLYING FUNDS — 100.0%
2,751,789	Wilshire International Equity Fund*	$26,527,250
812,981	Wilshire Large Company Growth Portfolio*	35,185,820
1,650,536	Wilshire Large Company Value Portfolio*	35,453,521
354,535	Wilshire Small Company Growth Portfolio*	9,267,535
385,974	Wilshire Small Company Value Portfolio*	9,491,113
3,610,773	Wilshire Variable Insurance Trust Income Fund*	41,957,179

Total Investments in Underlying Funds
(Cost $143,162,409)		157,882,418

SHORT-TERM INVESTMENT(a) — 0.1%
132,194	Northern Trust Institutional Government Select Portfolio, 0.010%	132,194

Total Short-Term Investment
(Cost $132,194)		132,194

Total Investments — 100.1%
(Cost $143,294,603)		158,014,612

Other Assets & Liabilities, Net — (0.1)%		(194,945)

NET ASSETS — 100.0%		$157,819,667

*	Affiliated Fund
(a)	Rate shown is the 7-day effective yield as of December 31, 2013.

As of December 31, 2013, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP. For the year ended December 31, 2013, there have been no transfers between Level 1 and Level 2 assets and liabilities.

See Notes to Financial Statements.

Income Fund Schedule of Investments December 31, 2013

	Maturity Date	Par	Value
ASSET-BACKED SECURITIES — 3.4%
Ameriquest Mortgage Securities, Inc.
0.856%(a)	04/25/34	$71,329	$68,609
Amortizing Residential Collateral Trust
0.859%(a)	01/01/32	21,630	15,061
1.166%(a)	10/25/34	126,445	124,108
Bayview Financial Acquisition Trust
0.840%(a)	02/28/44	31,433	31,066
Bear Stearns Asset Backed Securities Trust
0.736%(a)	09/25/34	33,540	32,508
CIT Group Securitization Corp.
7.650%	05/15/26	123,072	128,305
Citigroup Mortgage Loan Trust, Inc.
5.550%	08/25/35	200,000	171,441
Conseco Financial Corp.
9.150%	01/15/18	1,393	192
Delta Funding Home Equity Loan Trust
7.040%	06/25/27	538	551
Educational Funding of the South, Inc.
0.888%(a)	04/25/35	230,000	228,680
Green Tree Recreational Equipment & Consumer Trust
7.250%	03/15/29	6,162	5,043
Greenpoint Manufactured Housing
2.929%(a)	03/18/29	100,000	87,100
3.566%(a)	06/19/29	50,000	42,367
3.667%(a)	02/20/30	50,000	42,268
3.669%(a)	03/13/32	100,000	88,758
3.669%(a)	02/20/32	75,000	67,775
Northstar Education Finance, Inc.
1.068%(a)	01/29/46	150,000	137,541
1.213%(a)	10/30/45	400,000	311,348
SACO I Trust
0.426%(a)	06/25/36	62,919	79,362
0.506%(a)	03/25/36	65,698	85,083
Saxon Asset Securities Trust
0.856%(a)	05/25/35	191,298	176,616
SLM Student Loan Trust
0.684%(a)	09/16/24	300,000	287,181
1.115%(a)	09/25/28	230,000	232,859

Total Asset-Backed Securities
(Cost $2,250,804)			2,443,822

COLLATERALIZED MORTGAGE OBLIGATIONS — 39.9%
Agency Mortgage-Backed Obligation — 32.0%
FHLMC
2.547%(a)	01/01/38	114,495	122,084
2.672%(a)	05/01/37	297,159	318,314
3.500%	04/01/43	97,898	96,510
5.000%	08/01/33	105,729	114,450
5.000%	09/01/33	122,206	132,311
5.000%	10/01/33	119,207	129,038
5.000%	09/01/33	35,244	38,159
5.000%	09/01/33	62,451	67,623

	Maturity Date	Par	Value
Agency Mortgage-Backed Obligation — (continued)
6.000%	10/01/36	$481,765	$539,058
7.000%	03/01/39	67,723	74,481
FHLMC Multifamily Structured Pass-Through Certificates, IO
1.205%(a)	01/25/20	1,320,487	66,761
1.390%(a)	04/25/20	774,629	43,937
1.595%(a)	12/25/21	186,588	16,208
1.661%(a)	08/25/20	424,280	30,939
1.733%(a)	10/25/21	172,262	16,450
1.823%(a)	06/25/20	433,683	34,715
1.834%(a)	07/25/21	392,721	38,547
FHLMC TBA
3.500%	01/01/41	300,000	297,656
FNMA
3.000%	06/25/27	588,637	75,421
3.500%	10/01/42	287,197	281,901
3.500%	12/01/42	95,497	94,075
3.500%	10/01/33	198,006	201,626
3.500%	12/01/33	99,703	101,526
3.500%	11/01/33	99,267	101,084
3.500%	03/01/43	680,174	670,038
3.500%	04/01/43	292,596	288,237
3.500%	01/01/34	100,000	102,000
3.500%	12/01/42	96,254	94,820
3.500%	12/01/42	95,183	93,765
3.500%	12/01/33	99,787	101,611
3.500%	08/01/33	195,486	199,058
4.000%	12/01/42	91,919	96,405
4.500%	05/01/31	162,105	174,262
4.500%	04/01/41	176,124	187,147
4.500%	06/01/41	158,710	168,196
4.500%	06/01/31	54,086	58,139
4.500%	09/01/41	52,312	55,573
4.500%	04/01/31	53,306	57,294
4.500%	12/01/31	82,056	87,882
4.500%	11/01/31	75,102	80,442
5.000%	05/01/42	78,016	84,712
5.369%(a)	01/01/37	46,804	49,804
5.500%	09/01/35	488,783	537,303
5.500%	07/25/41	229,408	249,585
5.500%	04/25/42	98,719	107,602
5.500%	04/01/36	160,037	170,806
5.500%	11/01/36	94,084	103,354
5.500%	08/01/38	78,454	86,436
6.000%	04/01/33	34,350	38,551
6.000%	08/01/37	196,140	220,142
6.000%	02/01/34	6,274	7,040
6.000%	11/01/35	97,018	108,904
6.000%	09/01/39	196,960	219,541
6.000%	12/01/39	262,741	290,656
7.000%	04/01/37	47,689	53,328
7.000%	05/01/32	19,203	21,916
7.000%	02/01/39	114,927	125,906
9.750%	11/25/18	111,941	126,995
9.750%	08/25/19	31,409	35,595

See Notes to Financial Statements.

Income Fund Schedule of Investments - (Continued) December 31, 2013

	Maturity Date	Par	Value
Agency Mortgage-Backed Obligation — (continued)
FNMA TBA
3.000%	01/16/26	$1,200,000	$1,224,609
3.500%	01/01/41	1,200,000	1,254,891
3.500%	01/01/41	1,800,000	1,788,047
4.000%	11/15/34	3,500,000	3,602,813
4.500%	01/01/38	100,000	105,957
GNMA
0.569%(a)	12/20/60	171,689	169,930
0.649%(a)	03/20/61	176,908	175,986
0.669%(a)	03/20/61	87,415	87,031
0.891%(a)	08/16/52	226,657	14,833
0.950%(a)	06/16/55	242,744	15,977
2.000%	12/16/49	120,000	119,353
2.250%	03/16/35	99,734	99,804
2.900%(a)	06/16/44	89,605	91,899
2.900%(a)	02/16/44	278,936	286,213
4.500%	04/20/41	363,833	390,551
4.500%	03/15/40	26,891	28,731
4.500%	03/20/41	105,989	113,786
5.000%	11/20/40	138,126	150,517
5.000%	04/15/40	124,951	138,477
5.000%	05/15/40	244,716	268,606
5.000%	09/20/40	93,724	102,644
5.000%	08/20/40	827,701	911,637
5.500%	05/15/36	43,550	48,075
6.000%	07/20/38	49,171	55,360
6.000%	03/15/37	37,095	41,323
6.000%	05/15/33	41,200	46,422
6.000%	03/15/35	363,852	409,530
6.500%	10/20/37	242,891	275,453
GNMA TBA
3.500%	01/15/41	1,400,000	1,410,992
3.500%	01/15/41	900,000	907,066
4.000%	01/01/40	400,000	415,641
			22,938,073
Non-Agency Mortgage-Backed Obligation — 7.9%
American Home Mortgage Assets
0.396%(a)	05/25/46	80,445	11,303
Banc of America Commercial Mortgage, Inc.
5.448%	09/10/47	10,000	10,702
5.797%(a)	06/10/49	60,000	60,176
Banc of America Funding Corp.
5.965%(a)	09/20/35	896,633	668,124
Banc of America Merrill Lynch Commercial Mortgage, Inc.
5.421%(a)	09/10/45	31,000	33,427
Banc of America Mortgage Securities, Inc.
2.830%(a)	02/25/34	5,466	5,393
Bear Stearns Adjustable Rate Mortgage Trust
2.832%(a)	02/25/34	35,824	35,365
2.968%(a)	11/25/34	37,509	35,152
Bear Stearns ALT-A Trust
2.606%(a)	08/25/34	140,584	142,147

	Maturity Date	Par	Value
Non-Agency Mortgage-Backed Obligation — (continued)
Citigroup Mortgage Loan Trust, Inc.
2.869%(a)	02/25/34	$33,489	$30,307
Commercial Mortgage Pass-Through Certificates
5.615%(a)	01/15/49	116,000	123,145
Commercial Mortgage Trust
4.046%	10/10/46	80,000	80,741
4.300%	10/10/46	30,000	30,140
4.762%(a)	10/10/46	10,000	9,997
5.086%(a)	10/10/46	10,000	9,870
6.018%(a)	07/10/38	25,000	27,292
Countrywide Alternative Loan Trust
0.378%(a)	03/20/46	58,790	42,108
DBUBS Mortgage Trust
3.642%	08/10/44	100,000	105,053
First Horizon Mortgage Pass-Through Trust
2.625%(a)	02/25/35	205,120	203,888
Greenpoint Mortgage Funding Trust
0.376%(a)	04/25/36	660,028	489,127
GS Mortgage Securities Trust
4.176%(a)	07/10/46	20,000	20,487
4.272%	11/01/46	180,000	184,521
4.653%	11/01/46	50,000	51,462
5.161%	11/01/46	40,000	41,076
HomeBanc Mortgage Trust
0.466%(a)	05/25/37	83,495	65,222
Impac CMB Trust
0.706%(a)	05/25/35	79,749	69,404
Indymac Index Mortgage Loan Trust
0.286%(a)	07/25/36	202,979	151,416
0.366%(a)	06/25/47	210,606	163,023
0.426%(a)	06/25/35	361,999	318,573
2.504%(a)	03/25/35	83,093	79,349
JPMorgan Chase Commercial Mortgage Securities Trust
4.420%	11/15/45	60,000	61,375
4.887%(a)	01/15/47	10,000	10,115
5.251%(a)	11/15/45	20,000	20,054
6.078%(a)	02/12/51	30,000	33,944
LB-UBS Commercial Mortgage Trust
6.371%(a)	09/15/45	50,000	57,150
Master Adjustable Rate Mortgages Trust
0.944%(a)	12/25/46	185,550	101,779
3.179%(a)	12/25/34	12,519	12,343
Merrill Lynch Mortgage Trust
6.047%(a)	06/12/50	25,000	27,699
Merrill Lynch
5.485%(a)	03/12/51	110,000	120,998
Morgan Stanley Bank of America Merrill Lynch Trust
2.943%	02/15/46	30,000	28,105
3.446%	02/15/46	30,000	27,960
3.456%	05/15/46	90,000	85,075
Morgan Stanley Capital I Trust
5.692%(a)	04/15/49	80,000	88,599

See Notes to Financial Statements.

Income Fund Schedule of Investments - (Continued) December 31, 2013

	Maturity Date	Par	Value
Non-Agency Mortgage-Backed Obligation — (continued)
Morgan Stanley Mortgage Loan Trust
0.466%(a)	03/25/36	$104,716	$43,643
0.486%(a)	01/25/35	264,093	240,206
2.724%(a)	07/25/34	45,209	44,424
2.786%(a)	08/25/34	68,902	67,034
Prime Mortgage Trust
8.000%	07/25/34	115,949	109,722
Residential Asset Securitization Trust
4.750%	02/25/19	105,938	108,491
Structured Adjustable Rate Mortgage Loan Trust
0.816%(a)	10/25/35	656,584	224,479
2.417%(a)	01/25/35	102,616	99,599
2.473%(a)	11/25/34	90,030	83,409
Wachovia Bank Commercial Mortgage Trust
5.383%	12/15/43	30,000	32,280
WaMu Mortgage Pass-Through Certificates
0.485%(a)	08/25/45	213,657	206,041
0.844%(a)	03/25/47	178,936	139,850
2.446%(a)	10/25/33	164,775	165,710
2.487%(a)	02/25/33	47,297	46,529
Washington Mutual MSC Mortgage Pass-Through Certificates
2.441%(a)	01/25/35	32,125	31,738
Wells Fargo Commercial Mortgage Trust
4.218%(a)	07/15/46	20,000	20,588
Wells Fargo Mortgage Backed Securities Trust
2.626%(a)	04/25/36	18,251	16,728
WFRBS Commercial Mortgage Trust
3.667%	11/15/44	26,000	26,340
			5,679,997
Total Collateralized Mortgage Obligations
(Cost $29,061,007)			28,618,070

CORPORATE BONDS — 29.8%
Consumer Discretionary — 2.3%
CCO Holdings LLC
6.500%	04/30/21	160,000	164,400
Cellco Partnership
8.500%(b)	11/15/18	40,000	50,645
Comcast Corp.
6.500%	01/15/15	355,000	376,414
CSC Holdings LLC
6.750%(b)	11/15/21	30,000	32,325
DISH DBS Corp.
5.000%(b)	03/15/23	40,000	37,300
7.875%	09/01/19	45,000	51,525
Ford Motor Co.
4.750%	01/15/43	100,000	90,187
Hilton Worldwide Finance LLC
5.625%(b) (c)	10/15/21	110,000	114,125
Intelsat Jackson Holdings SA
5.500%(c)	08/01/23	70,000	66,588
7.250%	10/15/20	20,000	21,875

	Maturity Date	Par	Value
Consumer Discretionary — (continued)
7.250%	04/01/19	$30,000	$32,400
7.500%	04/01/21	20,000	22,050
McDonald's Corp. MTN
5.350%(b)	03/01/18	40,000	45,493
Michaels Stores, Inc.
7.750%	11/01/18	20,000	21,700
News America, Inc.
6.650%(b)	11/15/37	10,000	11,673
Service Corp. International
7.500%(b)	04/01/27	30,000	31,650
Telefonica Emisiones SAU
6.221%(b)	07/03/17	20,000	22,546
Time Warner Cable, Inc.
5.500%	09/01/41	10,000	8,286
5.875%	11/15/40	40,000	34,602
6.750%	06/15/39	30,000	28,251
8.250%	04/01/19	150,000	175,726
Time Warner, Inc.
7.700%(b)	05/01/32	90,000	115,557
Viacom, Inc.
4.250%(b)	09/01/23	90,000	89,813
			1,645,131
Consumer Staples — 2.0%
Altria Group, Inc.
2.850%(b)	08/09/22	100,000	92,072
4.750%	05/05/21	110,000	118,048
5.375%	01/31/44	40,000	40,166
9.250%	08/06/19	140,000	184,423
CVS Caremark Corp.
2.750%(b)	12/01/22	230,000	212,284
Kraft Foods Group, Inc.
3.500%(b)	06/06/22	80,000	77,968
5.375%	02/10/20	60,000	67,692
Molson Coors Brewing Co.
3.500%(b)	05/01/22	10,000	9,818
Mondelez International, Inc.
5.375%(b)	02/10/20	110,000	124,233
PepsiCo, Inc.
0.700%	08/13/15	120,000	120,127
7.900%	11/01/18	41,000	51,302
Philip Morris International, Inc.
2.500%(b)	08/22/22	50,000	45,578
2.900%	11/15/21	120,000	114,558
4.500%	03/20/42	60,000	56,045
Reynolds American, Inc.
3.250%(b)	11/01/22	40,000	36,869
6.750%	06/15/17	70,000	80,126
			1,431,309
Energy — 5.0%
Access Midstream Partners
4.875%	05/15/23	40,000	38,600
5.875%	04/15/21	30,000	31,950
Anadarko Finance Co.
7.500%	05/01/31	100,000	121,581
See Notes to Financial Statements.

Income Fund Schedule of Investments - (Continued) December 31, 2013

	Maturity Date	Par	Value
Energy — (continued)
Apache Corp.
3.250%(b)	04/15/22	$31,000	$30,543
Arch Coal, Inc.
7.000%(b)	06/15/19	20,000	15,900
Atwood Oceanics, Inc.
6.500%	02/01/20	30,000	32,025
Baker Hughes, Inc.
7.500%(b)	11/15/18	160,000	197,130
Chesapeake Energy Corp.
6.875%	11/15/20	90,000	101,700
Concho Resources, Inc.
5.500%	10/01/22	30,000	30,975
6.500%(b)	01/15/22	44,000	47,630
ConocoPhillips
5.900%	05/15/38	60,000	70,426
CONSOL Energy, Inc.
8.250%	04/01/20	95,000	102,837
Continental Resources, Inc.
4.500%(b)	04/15/23	30,000	30,413
5.000%(b)	09/15/22	110,000	114,263
Denbury Resources, Inc.
4.625%(b)	07/15/23	220,000	198,550
Devon Energy Corp.
5.600%	07/15/41	110,000	114,631
Devon Financing Corp. LLC
7.875%	09/30/31	30,000	38,586
Energy Transfer Equity
7.500%	10/15/20	30,000	33,675
Enterprise Products Operating LLC
6.500%	01/31/19	200,000	234,610
Hess Corp.
7.875%	10/01/29	60,000	76,463
8.125%	02/15/19	70,000	86,948
Kerr-McGee Corp.
6.950%	07/01/24	70,000	81,316
7.875%	09/15/31	135,000	168,931
Key Energy Services, Inc.
6.750%(b)	03/01/21	110,000	112,750
MarkWest Energy Partners
4.500%(b)	07/15/23	10,000	9,375
5.500%(b)	02/15/23	10,000	10,075
6.250%	06/15/22	12,000	12,690
6.500%(b)	08/15/21	26,000	27,950
Noble Energy, Inc.
4.150%	12/15/21	170,000	174,802
Occidental Petroleum Corp.
2.700%(b)	02/15/23	70,000	64,083
3.125%(b)	02/15/22	80,000	77,918
Peabody Energy Corp.
6.250%	11/15/21	30,000	30,300
6.500%(b)	09/15/20	50,000	52,625
Pemex Project Funding Master Trust
6.625%	06/15/35	207,000	217,868
Penn Virginia Resource Partners
8.375%(b)	06/01/20	72,000	79,380

	Maturity Date	Par	Value
Energy — (continued)
Plains Exploration & Production Co.
6.125%(b)	06/15/19	$150,000	$164,054
QEP Resources, Inc.
5.250%(b)	05/01/23	20,000	18,750
6.875%(b)	03/01/21	10,000	10,725
Range Resources Corp.
5.750%(b)	06/01/21	30,000	31,800
6.750%(b)	08/01/20	60,000	64,950
Regency Energy Partners
6.500%	07/15/21	95,000	100,700
Transocean, Inc.
5.050%(b)	12/15/16	40,000	44,187
6.375%(b)	12/15/21	30,000	33,711
Williams Cos., Inc.
7.500%	01/15/31	167,000	176,513
7.750%	06/15/31	25,000	26,806
Williams Partners
5.250%(b)	03/15/20	40,000	43,739
			3,585,434
Financials — 10.2%
American Express Co.
6.800%(a)	09/01/66	85,000	90,567
American Express Credit Corp. MTN
5.125%	08/25/14	180,000	185,481
American International Group, Inc.
5.850%	01/16/18	40,000	45,882
6.250%	03/15/37	100,000	100,000
Bank of America Corp. MTN
2.600%	01/15/19	120,000	120,530
3.300%	01/11/23	230,000	217,641
3.875%	03/22/17	30,000	32,019
5.000%(b)	05/13/21	40,000	43,711
5.650%	05/01/18	120,000	136,592
5.750%	12/01/17	10,000	11,381
7.625%(b)	06/01/19	210,000	260,469
Berkshire Hathaway, Inc.
3.200%	02/11/15	60,000	61,842
BNP Paribas SA MTN
2.375%(b)	09/14/17	60,000	61,258
Boeing Capital Corp.
4.700%(b)	10/27/19	70,000	78,544
CIT Group, Inc.
5.000%(b)	08/01/23	70,000	67,375
Citigroup, Inc.
5.000%	09/15/14	5,000	5,142
5.350%(a) (b)	05/29/49	50,000	44,000
5.500%	10/15/14	5,000	5,186
5.500%	09/13/25	80,000	84,259
5.900%(a)	12/29/49	30,000	27,825
5.950%(a) (b)	12/29/49	40,000	37,014
6.010%	01/15/15	68,000	71,607
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3.375%	01/19/17	80,000	84,231

See Notes to Financial Statements.

Income Fund Schedule of Investments - (Continued) December 31, 2013

	Maturity Date	Par	Value
Financials — (continued)
Countrywide Financial Corp.
6.250%(b)	05/15/16	$50,000	$55,175
Ford Motor Credit Co. LLC
8.125%	01/15/20	180,000	225,081
General Electric Capital Corp. MTN
1.625%	07/02/15	40,000	40,650
5.625%(b)	05/01/18	210,000	241,157
6.375%(a)	11/15/67	320,000	347,200
6.875%(b)	01/10/39	310,000	398,535
Goldman Sachs Capital II
4.000%(a)	06/01/43	20,000	14,060
Goldman Sachs Group, Inc. MTN
2.375%(b)	01/22/18	20,000	20,076
5.375%	03/15/20	150,000	166,819
5.750%	01/24/22	180,000	202,624
6.000%	05/01/14	20,000	20,357
6.000%	06/15/20	10,000	11,466
6.250%	02/01/41	220,000	253,528
6.750%	10/01/37	10,000	11,126
ING US, Inc.
2.900%	02/15/18	20,000	20,456
John Deere Capital Corp. MTN
1.700%(b)	01/15/20	20,000	18,834
2.250%(b)	04/17/19	40,000	39,915
JPMorgan Chase & Co.
1.100%	10/15/15	190,000	190,725
3.375%(b)	05/01/23	130,000	121,160
4.400%	07/22/20	90,000	96,746
5.125%(b)	09/15/14	545,000	561,499
5.150%	10/01/15	200,000	213,760
MetLife, Inc.
4.750%(b)	02/08/21	80,000	86,465
5.875%	02/06/41	160,000	178,728
6.400%(b)	12/15/36	10,000	10,275
Morgan Stanley MTN
0.696%(a)	10/18/16	40,000	39,671
4.750%	03/22/17	20,000	21,826
6.625%	04/01/18	100,000	117,009
Nationstar Mortgage LLC
6.500%	07/01/21	20,000	19,050
Royal Bank of Scotland Group PLC
2.550%	09/18/15	30,000	30,683
4.700%	07/03/18	10,000	10,160
6.100%(b)	06/10/23	60,000	60,486
SLM Corp. MTN
3.875%	09/10/15	130,000	134,387
5.000%(b)	04/15/15	10,000	10,462
SunTrust Preferred Capital I
4.000%(a)	12/31/49	11,000	8,209
Toyota Motor Credit Corp. MTN
1.250%(b)	10/05/17	130,000	127,618
Wachovia Capital Trust III
5.570%(a)	12/31/49	350,000	320,250

	Maturity Date	Par	Value
Financials — (continued)
Wells Fargo & Co.
1.500%(b)	01/16/18	$50,000	$49,677
2.100%(b)	05/08/17	40,000	40,746
3.450%(b)	02/13/23	60,000	56,726
3.676%(d)	06/15/16	50,000	53,237
4.480%(c)	01/16/24	673,000	669,932
5.375%(b)	11/02/43	50,000	51,200
Wells Fargo Capital X
5.950%	12/15/36	70,000	68,705
			7,309,007
Health Care — 2.7%
AbbVie, Inc.
1.750%	11/06/17	140,000	139,760
2.900%	11/06/22	90,000	84,119
Anheuser-Busch InBev Worldwide, Inc.
2.500%	07/15/22	120,000	110,996
Catholic Health Initiatives
4.350%	11/01/42	10,000	8,675
Express Scripts Holding Co.
3.500%	11/15/16	280,000	296,021
Fresenius Medical Care US Finance, Inc.
6.875%(b)	07/15/17	145,000	164,575
GlaxoSmithKline Capital PLC
2.850%	05/08/22	90,000	84,883
Hawk Acquisition Sub, Inc.
4.250%(b) (c)	10/15/20	50,000	48,375
HCA, Inc.
5.875%	03/15/22	50,000	51,625
7.500%	11/15/95	20,000	17,300
7.690%	06/15/25	30,000	31,350
Humana, Inc.
3.150%	12/01/22	20,000	18,514
7.200%	06/15/18	100,000	118,305
Mallinckrodt International Finance SA
3.500%(c)	04/15/18	10,000	9,810
4.750%(c)	04/15/23	40,000	36,918
Medtronic, Inc.
3.125%(b)	03/15/22	10,000	9,716
4.450%	03/15/20	60,000	65,755
Tenet Healthcare Corp.
9.250%	02/01/15	71,000	76,503
Thermo Fisher Scientific, Inc.
3.600%(b)	08/15/21	40,000	39,642
UnitedHealth Group, Inc.
3.375%(b)	11/15/21	40,000	39,506
3.875%	10/15/20	30,000	31,625
5.700%	10/15/40	60,000	65,735
6.000%	02/15/18	10,000	11,553
WellPoint, Inc.
1.250%(b)	09/10/15	30,000	30,209
3.125%	05/15/22	30,000	28,136
3.700%(b)	08/15/21	150,000	149,446
5.875%	06/15/17	20,000	22,558
Wyeth
5.950%	04/01/37	110,000	127,512

See Notes to Financial Statements.

Income Fund Schedule of Investments - (Continued) December 31, 2013

	Maturity Date	Par	Value
Health Care — (continued)
Zoetis, Inc.
3.250%(b)	02/01/23	$20,000	$18,713
			1,937,835
Industrials — 1.2%
Boeing Co.
6.000%	03/15/19	60,000	70,671
Continental Airlines 1998-1 Class A Pass-Through Trust
6.648%	09/15/17	47,390	49,816
Delta Air Lines, Inc.
6.821%	08/10/22	228,735	257,899
Eaton Corp.
1.500%	11/02/17	50,000	49,016
2.750%	11/02/22	170,000	159,663
4.150%	11/02/42	50,000	44,927
General Electric Co.
0.850%	10/09/15	50,000	50,234
United Airlines, Inc.
9.750%	01/15/17	26,355	30,308
United Technologies Corp.
4.500%	06/01/42	60,000	58,265
Waste Management, Inc.
4.600%(b)	03/01/21	20,000	21,309
7.375%	05/15/29	20,000	24,336
			816,444
Information Technology — 0.2%
Oracle Corp.
1.200%	10/15/17	120,000	118,087

Materials — 1.9%
ArcelorMittal
5.000%(b)	02/25/17	30,000	32,175
Ball Corp.
4.000%	11/15/23	20,000	17,900
5.000%	03/15/22	160,000	158,400
Barrick Corp.
3.850%	04/01/22	30,000	27,019
4.100%(b)	05/01/23	120,000	108,467
Barrick North America Finance LLC
4.400%(b)	05/30/21	170,000	163,684
Celulosa Arauco y Constitucion SA
4.750%	01/11/22	60,000	58,454
Cliffs Natural Resources, Inc.
3.950%(b)	01/15/18	120,000	121,175
4.800%(b)	10/01/20	30,000	29,818
4.875%(b)	04/01/21	10,000	9,725
Eagle Spinco, Inc.
4.625%(c)	02/15/21	50,000	49,000
Ecolab, Inc.
4.350%	12/08/21	30,000	31,108
Freeport-McMoRan Copper & Gold, Inc.
2.375%	03/15/18	20,000	19,951
3.100%	03/15/20	60,000	58,292
Plains Exploration & Production Co.
6.500%	11/15/20	10,000	11,044

	Maturity Date	Par	Value
Materials — (continued)
6.875%	02/15/23	$10,000	$11,150
PPG Industries, Inc.
6.650%(b)	03/15/18	30,000	34,691
Rio Tinto Finance USA, Ltd.
2.250%	12/14/18	10,000	9,951
Rock Tenn Co.
3.500%	03/01/20	40,000	39,343
4.000%	03/01/23	20,000	19,102
Southern Copper Corp.
5.250%	11/08/42	180,000	145,976
Steel Dynamics, Inc.
7.625%	03/15/20	10,000	10,850
Vale Overseas, Ltd.
4.375%(b)	01/11/22	216,000	209,864
			1,377,139
Telecommunication Services — 2.0%
AT&T, Inc.
2.500%	08/15/15	50,000	51,335
3.875%	08/15/21	30,000	30,393
4.350%	06/15/45	112,000	94,818
5.500%	02/01/18	20,000	22,513
Qwest Corp.
6.875%(b)	09/15/33	20,000	19,200
Sprint Capital Corp.
6.875%	11/15/28	20,000	18,850
Sprint Corp.
7.875%(c)	09/15/23	160,000	172,000
tw telecom holdings inc
5.375%(b)	10/01/22	30,000	29,475
Verizon Communications, Inc.
2.450%	11/01/22	40,000	35,410
4.500%	09/15/20	130,000	139,173
5.150%	09/15/23	380,000	408,003
5.500%(b)	02/15/18	90,000	101,678
6.350%	04/01/19	40,000	47,016
6.400%	09/15/33	220,000	253,027
6.550%	09/15/43	30,000	35,099
			1,457,990
Utilities — 2.3%
AES Corp. (The)
8.000%	06/01/20	180,000	210,600
Energy Future Intermediate Holding Co. LLC
10.000%(b)	12/01/20	122,000	129,625
Exelon Corp.
5.625%(b)	06/15/35	160,000	158,620
FirstEnergy Corp.
2.750%	03/15/18	30,000	29,477
4.250%	03/15/23	120,000	111,858
7.375%	11/15/31	280,000	304,244
Hydro-Quebec
1.375%(b)	06/19/17	440,000	441,492
MidAmerican Energy Holdings Co.
6.500%	09/15/37	20,000	23,231

See Notes to Financial Statements.

Income Fund Schedule of Investments - (Continued) December 31, 2013

	Maturity Date	Par	Value
Utilities — (continued)
Pacific Gas & Electric Co.
6.050%	03/01/34	$60,000	$68,729
8.250%(b)	10/15/18	40,000	50,027
Southern Natural Gas Co. LLC
5.900%(b) (c)	04/01/17	30,000	33,620
8.000%	03/01/32	75,000	95,901
			1,657,424
Total Corporate Bonds
(Cost $20,470,186)			21,335,800

FOREIGN BONDS — 7.2% (e)
Australia — 0.8%
BHP Billiton Finance USA, Ltd.
6.500%	04/01/19	190,000	227,790
5.000%	09/30/43	60,000	61,004
3.250%(b)	11/21/21	20,000	19,881
Rio Tinto Finance USA, Ltd.
9.000%	05/01/19	180,000	235,012
6.500%(b)	07/15/18	20,000	23,610
3.750%(b)	09/20/21	20,000	20,192
			587,489
Belgium — 0.2%
Anheuser-Busch InBev Worldwide, Inc.
5.375%	01/15/20	100,000	114,766

Brazil — 0.9%
Petrobras International Finance Co.
6.125%(b)	10/06/16	90,000	97,476
5.750%(b)	01/20/20	10,000	10,289
5.375%	01/27/21	320,000	317,564
3.875%	01/27/16	50,000	51,473
Vale Overseas, Ltd.
6.875%	11/21/36	185,000	191,059
			667,861
Canada — 2.3%
Province of British Columbia
2.000%(b)	10/23/22	200,000	179,520
Province of New Brunswick Canada
2.750%(b)	06/15/18	250,000	258,588
Province of Ontario Canada
4.400%	04/14/20	270,000	296,244
1.200%	02/14/18	320,000	313,824
1.100%	10/25/17	380,000	375,706
Province of Quebec Canada
2.625%	02/13/23	240,000	220,451
Rogers Communications, Inc.
6.750%	03/15/15	10,000	10,712
6.375%	03/01/14	10,000	10,096
			1,665,141
France — 0.1%
Cie Generale de Geophysique-Veritas
7.750%	05/15/17	100,000	103,000

	Maturity Date	Par	Value
Hungary — 0.1%
Hungary Government International Bond
5.750%	11/22/23	$104,000	$104,520

Mexico — 0.5%
America Movil SAB de CV
5.625%	11/15/17	80,000	90,113
5.000%	03/30/20	100,000	108,307
Petroleos Mexicanos
3.500%(b)	01/30/23	196,000	179,585
			378,005
Netherlands — 0.3%
Shell International Finance BV
4.375%	03/25/20	180,000	197,324

Russia — 0.2%
Russian Foreign Bond - Eurobond
7.500%	03/31/30	98,670	114,970

South Africa — 0.3%
South Africa Government International Bond
5.875%	09/16/25	200,000	208,000

Spain — 0.4%
BBVA US Senior SAU
3.250%	05/16/14	200,000	201,606
Telefonica Emisiones SAU
5.877%	07/15/19	60,000	66,906
			268,512
Switzerland — 0.4%
UBS AG MTN
2.250%	01/28/14	250,000	250,322

United Kingdom — 0.6%
BP Capital Markets PLC
3.875%(b)	03/10/15	90,000	93,627
Diageo Capital PLC
4.828%(b)	07/15/20	310,000	343,279
Royal Bank of Scotland Group PLC
7.648%(a)	08/31/49	10,000	10,450
5.000%	10/01/14	20,000	20,439
			467,795
Total Foreign Bonds
(Cost $5,056,531)			5,127,705

MUNICIPAL BONDS — 1.1%
Arizona State University, Ser A, RB
5.000%	07/01/43	10,000	10,278
City of New York New York, Ser J, GO
5.000%	08/01/25	10,000	11,177
City of Richmond Virginia, Ser A, GO
5.000%	03/01/27	10,000	11,258
5.000%	03/01/28	10,000	11,158
5.000%	03/01/29	10,000	11,067

See Notes to Financial Statements.

Income Fund Schedule of Investments - (Continued) December 31, 2013

	Maturity Date	Par	Value
MUNICIPAL BONDS — (continued)
City of San Antonio Texas Public Service Board, RB
5.000%	02/01/43	$30,000	$30,524
New Jersey Economic Development Authority, RB
5.000%	06/15/46	10,000	10,280
New Jersey State Turnpike Authority, Ser A, RB
5.000%	01/01/43	20,000	20,304
New Jersey Transportation Trust Fund Authority, Ser A, RB
5.000%	06/15/42	30,000	30,208
New Jersey Transportation Trust Fund Authority, Ser AA, RB
5.000%	06/15/38	20,000	20,261
New York City Transitional Finance Authority, Sub-Ser, RB
5.000%	11/01/42	20,000	20,722
New York City Water & Sewer System, Ser BB, RB
5.000%	06/15/47	10,000	10,188
New York City Water & Sewer System, Ser EE, RB
5.000%	06/15/47	10,000	10,196
New York Liberty Development Corp., RB
5.000%	12/15/41	20,000	20,288
New York State Dormitory Authority, Ser A, RB
5.000%	12/15/26	10,000	11,094
5.000%	12/15/27	30,000	32,969
New York State Urban Development Corp., Ser C, RB
5.000%	03/15/27	50,000	55,064
Northeast Ohio Regional Sewer District, RB
5.000%	11/15/43	20,000	20,679
Northstar Education Finance, Inc., RB(a)
1.668%	01/29/46	150,000	137,545
Ohio State Turnpike Commission, RB
5.000%	02/15/48	50,000	49,193
Ohio State Turnpike Commission, Ser A, RB
5.000%	02/15/48	20,000	20,218
Pennsylvania Turnpike Commission, Ser C, RB
5.000%	12/01/43	20,000	19,938
Private Colleges & Universities Authority, Ser A, RB
5.000%	10/01/43	20,000	20,876
State of California, GO
5.000%	09/01/25	30,000	33,323
5.000%	04/01/42	30,000	30,321
5.000%	11/01/43	25,000	25,289
State of California, Ser B, GO
5.000%	09/01/23	40,000	45,906

	Maturity Date	Par	Value
MUNICIPAL BONDS — (continued)
State of Connecticut, Ser C, GO
5.000%	07/15/24	$10,000	$11,398
Utah Transit Authority, RB
5.000%	06/15/42	40,000	40,026

Total Municipal Bonds
(Cost $763,789)			781,748

		Shares
PREFERRED STOCK — 0.6%
GMAC Capital Trust I, 8.125%(a)		15,499	414,443

Total Preferred Stock
(Cost $384,375)			414,443

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 8.6%
FHLB
5.500%	07/15/36	$170,000	196,662
FHLMC
0.093%(f)	04/28/14	1,000,000	999,807
0.120%(f)	05/27/14	700,000	699,803
FNMA
0.120%(f)	06/04/14	1,300,000	1,299,558
0.130%(f)	06/11/14	1,400,000	1,399,510
4.687%(f)	10/09/19	670,000	569,694
6.250%	05/15/29	180,000	225,655
6.625%	11/15/30	540,000	702,421
Tennessee Valley Authority
5.250%	09/15/39	100,000	106,732

Total U.S. Government & Agency Obligations
(Cost $6,121,499)			6,199,842

U.S. TREASURY OBLIGATIONS — 12.3%
U.S. Treasury Bond
3.750%	11/15/43	840,000	811,912
3.625%(b)	08/15/43	550,000	519,392
2.875%	05/15/43	2,002,000	1,622,559
2.750%(b)	08/15/42	1,540,000	1,220,210
U.S. Treasury Inflation-Protected Security
0.750%(g)	02/15/42	423,764	340,666
0.375%(g)	07/15/23	752,670	725,915
U.S. Treasury Note
3.625%	08/15/19	490,000	533,908
2.750%(b)	11/15/23	1,600,000	1,565,250
2.000%	09/30/20	50,000	48,875
1.375%	09/30/18	650,000	642,078
1.375%	06/30/18	710,000	704,620
1.250%(b)	11/30/18	80,000	78,287
0.250%	10/31/15	10,000	9,986

Total U.S. Treasury Obligations
(Cost $9,408,487)			8,823,658

See Notes to Financial Statements.

Income Fund Schedule of Investments - (Continued) December 31, 2013

	Maturity Date	Shares	Value
ESCROW SECURITIES — 0.0%
Financials — 0.0%
Lehman Brothers Holdings Capital Trust VII MTN
5.857%(h)	11/29/49	200,000	$—
Lehman Brothers Holdings, Inc. MTN
6.500%(h)	07/19/17	160,000	—
6.750%(h)	12/28/17	340,000	—
			—
Total Escrow Securities
(Cost $—)			—

SHORT-TERM INVESTMENTS(i) — 23.1%
Northern Trust Institutional Government Select Portfolio, 0.010%		9,416,203	9,416,203
Northern Trust Institutional Liquid Asset Portfolio, 0.010%(j)		7,148,953	7,148,953

Total Short-Term Investments
(Cost $16,565,156)			16,565,156

Total Investments — 126.0%
(Cost $90,081,834)			90,310,244

Other Assets & Liabilities, Net — (26.0)%			(18,620,648)

NET ASSETS — 100.0%			$71,689,596

		Par
TBA SALES COMMITMENTS — (1.0)%
COLLATERALIZED MORTGAGE OBLIGATIONS — (1.0)%
FNMA TBA
3.500%	01/01/41	$(700,000)	(695,352)

Total TBA Sales Commitments
(Proceeds $698,000)			$(695,352)

(a)	Variable Rate Security - The rate reported on the Schedule of Investments is the rate in effect as of December 31, 2013. The date reported on the Schedule of Investments is the final maturity date.
(b)	This security or a partial position of this security is on loan at December 31, 2013. The total value of securities on loan at December 31, 2013 was $6,993,816.
(c)
Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(d)	Step Bonds - The rate reflected on the Schedule of Investments is the effective yield on December 31, 2013. The coupon on a step bond changes on a specified date.
(e)	Foreign security denominated in U.S. currency.
(f)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.
(g)	Inflation protected security. Principal amounts periodically adjusted for inflation.
(h)	Security in default on interest payments.
(i)	Rate shown is the 7-day effective yield as of December 31, 2013.
(j)
This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2013 was $7,148,953. Securities on loan are also collateralized by various U.S. Treasury obligations in the amount of $738.

FHLB — Federal Home Loan Bank
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GNMA — Government National Mortgage Association
GO — General Obligation
IO — Interest Only - face amount represents notional amount
LLC — Limited Liability Company
Ltd. — Limited
MTN — Medium Term Note
PLC — Public Limited Company
RB — Revenue Bond
Ser — Series
TBA — To Be Announced

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

Income Fund Schedule of Investments - (Continued) December 31, 2013

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3		Total
Asset-Backed Securities	$—	$2,443,822	$—		$2,443,822
Collateralized Mortgage Obligations	—	28,618,070	—		28,618,070
Corporate Bonds	—	21,335,800	—		21,335,800
Foreign Bonds	—	5,127,705	—		5,127,705
Municipal Bonds	—	781,748	—		781,748
Preferred Stock	414,443	—	—		414,443
U.S. Government & Agency Obligations	—	6,199,842	—		6,199,842
U.S. Treasury Obligations	—	8,823,658	—		8,823,658
Escrow Securities	—	—	—	^	—	^
Short-Term Investments	16,565,156	—	—		16,565,156
Total Investments in Securities	$16,979,599	$73,330,645	$—		$90,310,244

TBA Sales Commitments	Level 1	Level 2	Level 3		Total
Collateralized Mortgage Obligations	$—	$(695,352)	$—		$(695,352)

^
As of December 31, 2013 all of the Fund’s investments were considered Level 1 or Level 2, except for Lehman Brothers Holdings Capital Trust VII MTN and Lehman Brothers Holdings, Inc. MTN, which were considered Level 3 when converted to escrow shares on March 21, 2012 and were valued at $0, and the value has remained $0 throughout the year ended December 31, 2013.

For the year ended December 31, 2013, there have been no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended December 31, 2013, there have been no transfers between Level 2 and Level 3 assets and liabilities.

See Notes to Financial Statements.

Small Cap Fund Schedule of Investments December 31, 2013

Shares		Value
INVESTMENTS IN UNDERLYING FUNDS — 67.3%
563,932	Wilshire Small Company Growth Portfolio*	$14,741,195
624,973	Wilshire Small Company Value Portfolio*	15,368,088

Total Investments in Underlying Funds
(Cost $25,983,062)		30,109,283

COMMON STOCK — 32.2%
Consumer Discretionary — 5.6%
538	American Axle & Manufacturing Holdings, Inc.†(a)	11,002
166	America's Car-Mart, Inc.†(a)	7,010
180	ANN, Inc.†	6,581
4,373	Asbury Automotive Group, Inc.†(a)	235,005
120	Ascent Capital Group, Inc., Class A†	10,267
888	Bassett Furniture Industries, Inc.	13,569
443	Bob Evans Farms, Inc.	22,411
379	Bon-Ton Stores, Inc. (The)(a)	6,170
180	Brown Shoe Co., Inc.(a)	5,065
240	Brunswick Corp.(a)	11,055
160	Children's Place Retail Stores, Inc. (The)†(a)	9,115
280	Citi Trends, Inc.†	4,760
80	Core-Mark Holding Co., Inc.(a)	6,074
1,585	Dana Holding Corp.(a)	31,098
2,680	Deckers Outdoor Corp.†(a)	226,353
2,270	Denny's Corp.†(a)	16,321
68	DineEquity, Inc.	5,681
1,352	Dorman Products, Inc.†(a)	75,807
5,670	Express, Inc.†(a)	105,859
320	Federal-Mogul Corp.†	6,297
581	Flexsteel Industries, Inc.(a)	17,854
438	FTD , Inc.†	14,270
665	G-III Apparel Group, Ltd.†(a)	49,070
220	Gray Television, Inc.†	3,274
2,223	Group 1 Automotive, Inc.(a)	157,878
1,927	Harte-Hanks, Inc.(a)	15,069
260	Hillenbrand, Inc.	7,649
634	Iconix Brand Group, Inc.†(a)	25,170
870	Isle of Capri Casinos, Inc.†(a)	7,830
250	Jack in the Box, Inc.†(a)	12,505
582	JAKKS Pacific, Inc.	3,917
120	Johnson Outdoors, Inc., Class A	3,234
470	Jones Group, Inc. (The)(a)	7,031
2,048	Journal Communications, Inc., Class A†(a)	19,067
8,460	Krispy Kreme Doughnuts, Inc.†(a)	163,194
310	La-Z-Boy, Inc., Class Z(a)	9,610
810	LeapFrog Enterprises, Inc., Class A†(a)	6,431
859	Libbey, Inc.†(a)	18,039
519	Lifetime Brands, Inc.	8,164
115	Lithia Motors, Inc., Class A	7,983
714	Live Nation Entertainment, Inc.†	14,109
1,207	Marcus Corp.(a)	16,222
273	Marriott Vacations Worldwide Corp.†	14,404
370	Matthews International Corp., Class A(a)	15,766
1,987	MDC Partners, Inc., Class A(a)	50,688
190	Meredith Corp.	9,842
1,297	Meritage Homes Corp.†(a)	62,243
440	Modine Manufacturing Co.†	5,641

Shares		Value
Consumer Discretionary — (continued)
2,238	Morgans Hotel Group Co.†	$18,195
750	National CineMedia, Inc.	14,970
1,648	New York Times Co. (The), Class A(a)	26,154
1,730	Orient-Express Hotels, Ltd., Class A†	26,140
403	Penske Automotive Group, Inc.(a)	19,006
5,876	Pier 1 Imports, Inc.(a)	135,618
614	Pinnacle Entertainment, Inc.†(a)	15,958
1,785	Reading International, Inc., Class A†(a)	13,370
2,585	Red Robin Gourmet Burgers, Inc.†(a)	190,101
952	Regis Corp.(a)	13,813
251	Rent-A-Center, Inc., Class A(a)	8,368
240	Ruby Tuesday, Inc.†(a)	1,663
842	Scholastic Corp.	28,636
2,788	Scientific Games Corp., Class A†	47,201
290	Shiloh Industries, Inc.†	5,655
373	Skechers U.S.A., Inc., Class A†	12,357
708	Sonic Automotive, Inc., Class A(a)	17,332
7,830	Sonic Corp.†(a)	158,088
150	Sotheby's	7,980
1,123	Spartan Motors, Inc.(a)	7,524
3,715	Steven Madden, Ltd.†(a)	135,932
120	Tenneco, Inc.†	6,788
174	Unifi, Inc.†	4,740
365	Valassis Communications, Inc.	12,501
360	Wolverine World Wide, Inc.(a)	12,226
		2,501,970
Consumer Staples — 1.5%
2,240	Alliance One International, Inc.†(a)	6,832
152	Andersons, Inc. (The)(a)	13,554
1,732	Annie's, Inc.†(a)	74,545
250	Boulder Brands, Inc.†(a)	3,965
70	Casey's General Stores, Inc.(a)	4,917
713	Chiquita Brands International, Inc.†(a)	8,342
186	Coca-Cola Bottling Co. Consolidated	13,613
630	Darling International, Inc.†(a)	13,155
634	Fresh Del Monte Produce, Inc.(a)	17,942
2,129	Harbinger Group, Inc.†(a)	25,229
577	Ingles Markets, Inc., Class A(a)	15,637
3,096	Inter Parfums, Inc.(a)	110,868
338	John B. Sanfilippo & Son, Inc.	8,342
966	Omega Protein Corp.†(a)	11,872
2,084	Pantry, Inc. (The)†(a)	34,969
210	Post Holdings, Inc.†(a)	10,347
663	Revlon, Inc., Class A†	16,548
5,500	Rite Aid Corp.†(a)	27,830
233	Seneca Foods Corp., Class A†(a)	7,430
1,513	Spartan Stores, Inc.	36,736
210	Spectrum Brands Holdings, Inc.(a)	14,815
193	Susser Holdings Corp.†(a)	12,640
2,348	TreeHouse Foods, Inc.†	161,824
271	Universal Corp.(a)	14,797
		666,749
Energy — 1.6%
2,870	Alpha Natural Resources, Inc.†(a)	20,492
440	Bristow Group, Inc.(a)	33,026
820	Callon Petroleum Co.†(a)	5,355
90	Clayton Williams Energy, Inc.†(a)	7,375
330	Comstock Resources, Inc.	6,036
270	Delek US Holdings, Inc.(a)	9,291
360	Energy XXI Bermuda, Ltd.(a)	9,742

See Notes to Financial Statements.

Small Cap Fund Schedule of Investments - (Continued) December 31, 2013

Shares		Value
Energy — (continued)
409	Exterran Holdings, Inc.†(a)	$13,988
1,750	Forest Oil Corp.†(a)	6,317
2,790	Global Geophysical Services, Inc.†	4,492
2,220	Gulfport Energy Corp.†	140,193
288	Helix Energy Solutions Group, Inc.†	6,676
286	LinnCo LLC	8,799
6,150	Matador Resources Co.†(a)	114,636
9,140	Pacific Drilling†	104,745
2,600	PDC Energy, Inc.†(a)	138,372
1,610	PetroQuest Energy, Inc.†(a)	6,955
380	Stone Energy Corp.†(a)	13,144
3,930	Vaalco Energy, Inc.†(a)	27,078
1,091	Westmoreland Coal Co.†(a)	21,045
		697,757
Financials — 7.4%
503	Alexander & Baldwin, Inc.	20,990
386	American Capital Mortgage Investment Corp.(a) (b)	6,739
492	American Equity Investment Life Holding Co.(a)	12,979
245	Amerisafe, Inc.(a)	10,349
551	Argo Group International Holdings, Ltd.	25,616
1,909	ARMOUR Residential, Inc.(a) (b)	7,655
4,362	Astoria Financial Corp.	60,326
1,300	BancorpSouth, Inc.(a)	33,046
1,331	Bank Mutual Corp.(a)	9,330
99	Bank of Marin Bancorp	4,296
3,560	Bank of the Ozarks, Inc.(a)	201,460
3,277	Boston Private Financial Holdings, Inc.(a)	41,356
240	Calamos Asset Management, Inc., Class A(a)	2,842
1,726	Capstead Mortgage Corp.(a) (b)	20,850
701	Cathay General Bancorp	18,738
3,364	Cedar Realty Trust, Inc.(a) (b)	21,059
714	Centerstate Banks, Inc.	7,247
270	Central Pacific Financial Corp.	5,422
901	Chemical Financial Corp.(a)	28,535
203	City Holding Co.(a)	9,405
1,536	CNO Financial Group, Inc.	27,172
653	Community Bank System, Inc.(a)	25,911
4,400	Cowen Group, Inc., Class A†	17,204
310	CYS Investments, Inc.(a) (b)	2,297
2,350	DFC Global Corp.†(a)	26,908
800	DuPont Fabros Technology, Inc.(a) (b)	19,768
2,604	Dynex Capital, Inc.(a) (b)	20,832
472	Eagle Bancorp, Inc.†(a)	14,457
634	Employers Holdings, Inc.(a)	20,066
411	Enterprise Financial Services Corp.(a)	8,393
468	EPR Properties(a) (b)	23,007
1,204	Equity One, Inc.(a) (b)	27,018
1,117	EverBank Financial Corp.(a)	20,486
723	FBL Financial Group, Inc., Class A(a)	32,383
180	Federal Agricultural Mortgage Corp., Class C(a)	6,165
2,091	FelCor Lodging Trust, Inc.(a) (b)	17,062
1,611	First American Financial Corp.	45,430
310	First Bancorp	5,152
5,088	First Busey Corp.	29,510
119	First Citizens BancShares, Inc., Class A	26,493
4,708	First Commonwealth Financial Corp.(a)	41,525

Shares		Value
Financials — (continued)
752	First Financial Bancorp(a)	$13,107
472	First Financial Bankshares, Inc.(a)	31,303
954	First Industrial Realty Trust, Inc.(b)	16,647
1,064	FirstMerit Corp.(a)	23,653
1,130	Flagstar Bancorp, Inc.†	22,171
1,873	FNB Corp.(a)	23,637
383	Fox Chase Bancorp, Inc.	6,657
480	Franklin Financial Corp.†	9,494
651	Glacier Bancorp, Inc.	19,393
890	Global Indemnity PLC, Class A†(a)	22,517
533	Greenlight Capital Re, Ltd., Class A†	17,967
748	Hanmi Financial Corp.(a)	16,374
283	Heartland Financial USA, Inc.	8,148
5,584	Hilltop Holdings, Inc.†	129,158
2,710	Home BancShares, Inc.(a)	101,218
302	Horace Mann Educators Corp.	9,525
2,980	Iberiabank Corp.(a)	187,293
191	Infinity Property & Casualty Corp.	13,704
580	INTL FCStone, Inc.†(a)	10,753
278	Invesco Mortgage Capital, Inc.(b)	4,081
558	Investment Technology Group, Inc.†	11,472
2,554	iStar Financial, Inc.† (b)	36,446
365	Lakeland Financial Corp.(a)	14,235
612	Maiden Holdings, Ltd.(a)	6,689
2,389	MarketAxess Holdings, Inc.(a)	159,752
1,993	MB Financial, Inc.(a)	63,955
351	Mercantile Bank Corp.(a)	7,575
979	MFA Financial, Inc.(a) (b)	6,912
575	Montpelier Re Holdings, Ltd.(a)	16,733
372	MVC Capital, Inc.	5,022
4,564	National Penn Bancshares, Inc.(a)	51,710
87	National Western Life Insurance Co., Class A(a)	19,449
180	Navigators Group, Inc. (The)†(a)	11,369
482	NBT Bancorp, Inc.(a)	12,484
302	Nelnet, Inc., Class A	12,726
1,756	NorthStar Realty Finance Corp.(a) (b)	23,618
797	Old National Bancorp(a)	12,250
30	OmniAmerican Bancorp, Inc.†	641
329	One Liberty Properties, Inc.(a) (b)	6,623
375	Oppenheimer Holdings, Inc., Class A(a)	9,293
1,229	Pacific Continental Corp.(a)	19,590
819	PHH Corp.†(a)	19,943
228	Phoenix, Inc.†(a)	13,999
435	Pinnacle Financial Partners, Inc.(a)	14,151
319	Piper Jaffray Cos.†(a)	12,616
217	Platinum Underwriters Holdings, Ltd.(a)	13,298
670	Potlatch Corp.(b)	27,966
403	Primerica, Inc.	17,293
10,982	PrivateBancorp, Inc., Class A(a)	317,709
787	Provident Financial Services, Inc.	15,205
991	RAIT Financial Trust(b)	8,889
425	Republic Bancorp, Inc., Class A	10,429
193	RLI Corp.(a)	18,794
494	RLJ Lodging Trust(b)	12,014
550	Rockville Financial, Inc.(a)	7,816
210	Rouse Properties, Inc.(a) (b)	4,660
352	S&T Bancorp, Inc.(a)	8,909
1,280	Safeguard Scientifics, Inc.†(a)	25,715
419	Simmons First National Corp., Class A	15,566

See Notes to Financial Statements.

Small Cap Fund Schedule of Investments - (Continued) December 31, 2013

Shares		Value
Financials — (continued)
537	Sterling Financial Corp.	$18,301
714	Strategic Hotels & Resorts, Inc.† (b)	6,747
2,145	Susquehanna Bancshares, Inc.(a)	27,542
1,299	SVB Financial Group†(a)	136,213
240	Territorial Bancorp, Inc.(a)	5,568
3,289	Texas Capital Bancshares, Inc.†(a)	204,576
385	Trico Bancshares(a)	10,922
1,368	TrustCo Bank Corp.	9,822
665	Union First Market Bankshares Corp.(a)	16,499
281	United Fire Group, Inc.(a)	8,054
421	Walter Investment Management Corp.†(a)	14,887
2,214	Webster Financial Corp.(a)	69,032
1,031	Western Alliance Bancorp†	24,600
		3,318,558
Health Care — 4.2%
3,280	Air Methods Corp.†(a)	191,322
8,574	Akorn, Inc.†(a)	211,178
219	Almost Family, Inc.†	7,080
343	Amsurg Corp., Class A†	15,751
250	Analogic Corp.(a)	22,140
260	Auxilium Pharmaceuticals, Inc.†	5,392
3,315	Cantel Medical Corp.(a)	112,412
3,309	Centene Corp.†	195,066
371	CONMED Corp.(a)	15,767
464	Emeritus Corp.†	10,036
2,360	Enzon Pharmaceuticals, Inc.	2,738
410	Gentiva Health Services, Inc.†	5,088
792	HealthSouth Corp.(a)	26,389
3,440	ICON PLC†	139,010
499	Kindred Healthcare, Inc.(a)	9,850
1,589	Lannett Co., Inc.†(a)	52,596
719	Magellan Health Services, Inc.†	43,075
440	MedAssets, Inc.†	8,725
3,110	Medidata Solutions, Inc.†(a)	188,373
568	Molina Healthcare, Inc.†(a)	19,738
191	National Healthcare Corp.	10,297
250	Nektar Therapeutics†	2,837
2,050	Neogen Corp.†(a)	93,685
523	NuVasive, Inc.†(a)	16,909
148	Owens & Minor, Inc.(a)	5,411
3,360	PAREXEL International Corp.†	151,805
1,262	PDL BioPharma, Inc.(a)	10,651
1,029	PharMerica Corp.†(a)	22,124
4,649	Prestige Brands Holdings, Inc.†(a)	166,434
2,424	RTI Surgical, Inc.†(a)	8,581
720	Sciclone Pharmaceuticals, Inc.†	3,629
2,272	Select Medical Holdings Corp.(a)	26,378
2,337	Triple-S Management Corp., Class B†	45,431
1,464	Universal American Corp.(a)	10,687
274	ViroPharma, Inc.†	13,659
237	WellCare Health Plans, Inc.†	16,690
		1,886,934
Industrials — 5.1%
397	AAR Corp.(a)	11,120
3,660	ACCO Brands Corp.†(a)	24,595
1,450	Accuride Corp.†(a)	5,409
1,150	Actuant Corp., Class A(a)	42,136
3,830	Advisory Board Co. (The)†(a)	243,856

Shares		Value
Industrials — (continued)
1,500	Air Transport Services Group, Inc.†(a)	$12,135
252	Albany International Corp., Class A(a)	9,054
167	American Airlines Group, Inc.†(a)	4,217
71	American Science & Engineering, Inc.(a)	5,106
389	Ampco-Pittsburgh Corp.	7,566
1,286	ARC Document Solutions, Inc.†	10,571
545	Argan, Inc.(a)	15,020
320	Arkansas Best Corp.(a)	10,778
220	Atlas Air Worldwide Holdings, Inc.†(a)	9,053
340	Barnes Group, Inc.(a)	13,025
3,210	Beacon Roofing Supply, Inc.†(a)	129,299
1,395	Blount International, Inc.†	20,186
422	Brady Corp., Class A	13,052
1,715	Briggs & Stratton Corp.	37,318
1,220	Brink's Co. (The)(a)	41,651
2,659	Casella Waste Systems, Inc., Class A†(a)	15,422
3,260	CBIZ, Inc.†(a)	29,731
1,290	Chart Industries, Inc.†(a)	123,376
714	Comfort Systems USA, Inc.	13,845
40	Commercial Vehicle Group, Inc.†(a)	291
480	CRA International, Inc.†(a)	9,504
380	Cubic Corp.	20,011
1,190	Curtiss-Wright Corp.(a)	74,054
250	Ducommun, Inc.†	7,452
176	EMCOR Group, Inc.	7,469
502	Encore Wire Corp.(a)	27,208
3,690	EnerSys, Inc.(a)	258,632
1,805	Federal Signal Corp.†(a)	26,443
857	FTI Consulting, Inc.†(a)	35,257
600	Furmanite Corp.†(a)	6,372
820	GenCorp, Inc.†(a)	14,776
520	Generac Holdings, Inc.(a)	29,453
570	General Cable Corp.(a)	16,764
1,508	Great Lakes Dredge & Dock Corp.†(a)	13,874
10	Greenbrier Cos., Inc.†	328
1,574	Griffon Corp.(a)	20,793
2,253	Hawaiian Holdings, Inc.†(a)	21,696
8,780	Healthcare Services Group, Inc.(a)	249,089
125	HEICO Corp.(a)	7,244
253	Hyster-Yale Materials Handling, Inc.	23,569
65	International Shipholding Corp.	1,917
3,462	JetBlue Airways Corp.†(a)	29,600
640	Kelly Services, Inc., Class A(a)	15,962
600	Knoll, Inc.(a)	10,986
222	Layne Christensen Co.†	3,792
1,180	Lydall, Inc.†(a)	20,792
376	MasTec, Inc.†(a)	12,303
250	Matson, Inc.	6,528
2,350	Meritor, Inc.†(a)	24,511
1,316	Miller Industries, Inc.(a)	24,517
480	Mistras Group, Inc.†	10,022
284	Mueller Industries, Inc.(a)	17,895
10	NACCO Industries, Inc., Class A(a)	622
537	NN, Inc.	10,842
300	Nortek, Inc.†(a)	22,380
267	Patrick Industries, Inc.†(a)	7,724
1,950	Quality Distribution, Inc.†(a)	25,018
1,010	Republic Airways Holdings, Inc.†	10,797
673	Rexnord Corp.†	18,178

See Notes to Financial Statements.

Small Cap Fund Schedule of Investments - (Continued) December 31, 2013

Shares		Value
Industrials — (continued)
362	Rush Enterprises, Inc., Class A†(a)	$10,733
200	Steelcase, Inc., Class A(a)	3,172
406	TAL International Group, Inc.(a)	23,284
140	Teledyne Technologies, Inc.†	12,860
240	Tennant Co.(a)	16,274
1,210	Triumph Group, Inc.	92,045
778	Tutor Perini Corp.†	20,461
160	United Stationers, Inc.(a)	7,342
231	USG Corp.†(a)	6,556
1,430	UTi Worldwide, Inc.(a)	25,111
4,290	Wesco Aircraft Holdings, Inc.†(a)	94,037
		2,304,061
Information Technology — 5.7%
889	Acxiom Corp.†	32,875
80	Anixter International, Inc.	7,187
11,054	Applied Micro Circuits Corp.†(a)	147,903
7,310	Aruba Networks, Inc.†(a)	130,849
110	Badger Meter, Inc.	5,995
440	Belden, Inc.	30,998
570	Black Box Corp.(a)	16,986
460	Brightcove, Inc.†	6,504
167	CACI International, Inc., Class A†(a)	12,228
190	Cardtronics, Inc.†	8,255
5,380	Ceva, Inc.†(a)	81,884
140	Checkpoint Systems, Inc.†	2,208
411	Ciena Corp.†(a)	9,835
260	Cohu, Inc.(a)	2,730
382	Comtech Telecommunications Corp.(a)	12,041
430	Comverse, Inc.†	16,684
1,470	Convergys Corp.(a)	30,943
250	CTS Corp.(a)	4,978
810	Cypress Semiconductor Corp.	8,505
200	Diodes, Inc.†(a)	4,712
960	EarthLink Holdings Corp.(a)	4,867
5,300	Ellie Mae, Inc.†(a)	142,411
2,960	Envestnet, Inc.†(a)	119,288
610	Finisar Corp.†(a)	14,591
440	Global Cash Access Holdings, Inc.†(a)	4,396
790	iGATE Corp.†(a)	31,726
3,100	Imation Corp.†(a)	14,508
2,980	Imperva, Inc.†	143,428
5,219	Inphi Corp.†	67,325
859	Insight Enterprises, Inc.†(a)	19,508
7,390	InvenSense, Inc., Class A†(a)	153,564
410	IXYS Corp.	5,318
7,310	MAXIMUS, Inc.	321,567
1,070	MoneyGram International, Inc.†(a)	22,235
3,470	Monster Worldwide, Inc.†	24,741
179	NETGEAR, Inc.†(a)	5,896
380	Newport Corp.†(a)	6,867
812	OmniVision Technologies, Inc.†(a)	13,966
1,772	OpenTable, Inc.†(a)	140,644
1,237	Photronics, Inc.†(a)	11,170
260	Plexus Corp.†(a)	11,255
730	PMC - Sierra, Inc.†(a)	4,694
4,907	Procera Networks, Inc.†(a)	73,703
3,870	Qlik Technologies, Inc.†(a)	103,058
1,734	RF Micro Devices, Inc.†(a)	8,947
845	Richardson Electronics, Ltd.	9,599
523	Sanmina Corp.†(a)	8,734

Shares		Value
Information Technology — (continued)
850	ScanSource, Inc.†(a)	$36,066
1,440	Sigma Designs, Inc.†	6,797
948	Spansion, Inc., Class A†	13,168
2,200	SPS Commerce, Inc.†	143,660
40	SunPower Corp., Class A†(a)	1,192
4,560	Synchronoss Technologies, Inc.†(a)	141,679
513	SYNNEX Corp.†(a)	34,576
1,060	TriQuint Semiconductor, Inc.†(a)	8,840
993	TTM Technologies, Inc.†(a)	8,520
1,430	Unisys Corp.†(a)	48,005
313	United Online, Inc.	4,307
490	Vocus, Inc.†(a)	5,581
240	Web.com Group, Inc.†(a)	7,630
220	WebMD Health Corp., Class A†	8,690
3,230	Westell Technologies, Inc., Class A†(a)	13,082
		2,544,099
Materials — 0.6%
280	A. Schulman, Inc.	9,873
90	Axiall Corp.(a)	4,270
443	Berry Plastics Group, Inc.†(a)	10,539
388	Century Aluminum Co.†(a)	4,059
211	Clearwater Paper Corp.†(a)	11,078
1,110	Globe Specialty Metals, Inc.	19,991
2,440	Graphic Packaging Holding Co.†	23,424
700	Handy & Harman, Ltd.†(a)	16,947
195	HB Fuller Co.(a)	10,148
291	Kraton Performance Polymers, Inc.†	6,707
333	Minerals Technologies, Inc.	20,003
526	Myers Industries, Inc.(a)	11,109
435	Neenah Paper, Inc.(a)	18,605
530	Olin Corp.(a)	15,290
186	Olympic Steel, Inc.(a)	5,390
351	OM Group, Inc.†(a)	12,780
850	Resolute Forest Products, Inc.†	13,617
275	Sensient Technologies Corp.	13,343
410	SunCoke Energy, Inc.†	9,352
1,496	Wausau Paper Corp.(a)	18,969
520	Zep, Inc.(a)	9,443
		264,937
Telecommunication Services — 0.2%
6,796	Cincinnati Bell, Inc.†(a)	24,194
940	Consolidated Communications Holdings, Inc.(a)	18,452
390	General Communication, Inc., Class A†(a)	4,349
1,040	nTelos Holdings Corp.(a)	21,039
		68,034
Utilities — 0.3%
148	Avista Corp.(a)	4,172
305	Cleco Corp.	14,219
265	El Paso Electric Co.	9,304
219	Empire District Electric Co.(a)	4,969
198	IDACORP, Inc.(a)	10,265
97	MGE Energy, Inc.(a)	5,616
108	NorthWestern Corp.(a)	4,679
967	Ormat Technologies, Inc.(a)	26,312
203	Piedmont Natural Gas Co., Inc.(a)	6,731
363	PNM Resources, Inc.(a)	8,756
541	Portland General Electric Co.(a)	16,338
257	Southwest Gas Corp.(a)	14,369

See Notes to Financial Statements.

Small Cap Fund Schedule of Investments - (Continued) December 31, 2013

Shares		Value
Utilities — (continued)
231	UIL Holdings Corp.(a)	$8,951
158	UNS Energy Corp.(a)	9,456
219	WGL Holdings, Inc.	8,773
		152,910
Total Common Stock
(Cost $11,375,580)		14,406,009

SHORT-TERM INVESTMENTS(c) — 17.0%
201,443	Northern Trust Institutional Government Select Portfolio, 0.010%	201,444
7,402,558	Northern Trust Institutional Liquid Asset Portfolio, 0.010%(d)	7,402,558

Total Short-Term Investments
(Cost $7,604,002)		7,604,002

Total Investments — 116.5%
(Cost $44,962,644)		52,119,294

Other Assets & Liabilities, Net — (16.5)%		(7,367,248)

NET ASSETS — 100.0%		$44,752,046

*	Affiliated Fund
†	Non-income producing security.
(a)	This security or a partial position of this security is on loan at December 31, 2013. The total market value of securities on loan at December 31, 2013 was $7,199,049.
(b)	Real Estate Investment Trust.
(c)	Rate shown is the 7-day effective yield as of December 31, 2013.
(d)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2013 was $7,402,558.

LLC — Limited Liability Company
Ltd. — Limited
PLC— Public Limited Company

As of December 31, 2013, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP. For the year ended December 31, 2013, there have been no transfers between Level 1 and Level 2 assets and liabilities.

See Notes to Financial Statements.

International Equity Fund Schedule of Investments December 31, 2013

Shares		Value
INVESTMENT IN UNDERLYING FUNDS — 52.9%
1,980,924	Wilshire International Equity Fund*	$19,096,110

Total Investment in Underlying Funds
(Cost $18,674,521)		19,096,110

COMMON STOCK — 45.2%
Argentina — 0.4%
1,200	MercadoLibre, Inc.(a)	129,348

Australia — 0.4%
3,500	Australia & New Zealand Banking Group, Ltd.	101,039
7,300	Insurance Australia Group, Ltd.	38,008
		139,047
Bermuda — 0.7%
5,900	Lazard, Ltd., Class A(a)	267,388

Brazil — 0.9%
5,730	Banco Bradesco SA ADR	71,797
9,000	BRF SA ADR	187,830
4,500	Cia de Saneamento Basico do Estado de Sao Paulo ADR(a)	51,030
		310,657
Canada — 3.3%
1,700	Alimentation Couche Tard, Inc., Class B	127,838
2,200	Canadian National Railway Co.	125,424
4,800	Canadian National Railway Co.	273,696
540	Canadian Pacific Railway, Ltd.	81,667
1,800	Canadian Pacific Railway, Ltd.(a)	272,376
1,700	Husky Energy, Inc.	53,933
600	Magna International, Inc.	49,197
1,300	Pacific Rubiales Energy Corp.	22,445
2,800	Royal Bank of Canada(a)	188,231
		1,194,807
China — 1.6%
12,000	Anhui Conch Cement Co., Ltd., Class H	44,647
151,000	Bank of China, Ltd., Class H	69,705
82,000	Bank of Communications Co., Ltd., Class H	58,028
6,000	Beijing Enterprises Holdings, Ltd.	59,599
700	NetEase, Inc. ADR(a)	55,020
31,621	PICC Property & Casualty Co., Ltd., Class H	47,023
11,600	Sinopharm Group Co., Ltd., Class H	33,373
146,500	Sun Art Retail Group, Ltd.	206,899
		574,294
Denmark — 1.5%
1,100	DSV A/S	36,116
1,500	Novo Nordisk ADR(a)	277,140
5,051	Novozymes A, Class B	213,355
		526,611
Finland — 0.7%
6,100	Pohjola Bank PLC, Class A	122,310
2,300	Sampo, Class A	113,051
		235,361
France — 1.9%
900	BNP Paribas	70,207
730	Christian Dior SA	138,176
500	Cie Generale des Etablissements Michelin, Class B	53,200
790	LVMH Moet Hennessy Louis Vuitton SA	144,329

Shares		Value
France — (continued)
1,350	Sanofi-Aventis SA	$144,174
1,700	Societe Generale	98,856
450	Sodexo	45,634
		694,576
Germany — 2.6%
1,075	Adidas AG	137,082
1,250	BASF SE	133,418
1,325	Bayer AG	186,045
650	Bayerische Motoren Werke AG	76,331
330	Brenntag AG	61,247
4,800	Deutsche Telekom AG	82,705
1,020	Fresenius SE & Co. KGaA	156,851
1,335	SAP AG	115,774
		949,453
Hong Kong — 2.9%
14,000	China Overseas Land & Investment, Ltd.	39,517
24,000	Hutchison Whampoa, Ltd.	327,018
120,000	Lenovo Group, Ltd.	146,283
26,000	SJM Holdings, Ltd.	87,398
31,000	Techtronic Industries Co.	88,298
5,725	Tencent Holdings, Ltd.	366,557
		1,055,071
India — 0.2%
1,000	Infosys, Ltd. ADR(a)	56,600

Indonesia — 0.1%
58,500	Bank Mandiri	37,862

Ireland — 1.4%
3,700	Covidien PLC(a)	251,970
1,700	Perrigo Co. PLC(a)	260,882
		512,852
Italy — 0.2%
2,400	Eni SpA	57,993

Japan — 5.3%
1,000	Astellas Pharma, Inc.	59,287
300	East Japan Railway Co.	23,897
1,200	FANUC Corp.	219,889
10,200	ITOCHU Corp.	126,099
2,200	Japan Tobacco, Inc.	71,585
2,500	JFE Holdings, Inc.	59,575
2,000	JGC Corp.	78,488
1,100	Miraca Holdings, Inc.	51,894
52,400	Mizuho Financial Group, Inc.	113,762
1,600	Nippon Telegraph & Telephone Corp.	86,177
8,500	Nissan Motor Co., Ltd.	71,230
4,000	Sekisui Chemical Co., Ltd.	49,086
4,000	Sekisui House, Ltd.	55,973
1,700	Seven & I Holdings Co., Ltd.	67,688
4,800	Sumitomo Corp.	60,327
1,600	Sumitomo Mitsui Financial Group, Inc.	83,206
1,600	Sundrug Co., Ltd.	71,469
3,500	Sysmex Corp.	206,728
2,100	Tokio Marine Holdings, Inc.	70,286
3,200	Toyota Motor Corp.	195,120
1,600	Unicharm Corp.	91,294
		1,913,060

See Notes to Financial Statements.

International Equity Fund Schedule of Investments - (Continued) December 31, 2013

Shares		Value
Luxembourg — 0.4%
4,400	Subsea 7 SA	$84,352
2,900	Tenaris SA	63,193
		147,545
Malaysia — 0.3%
16,400	AMMB Holdings BHD	36,292
26,200	Axiata Group BHD	55,248
		91,540
Mexico — 0.9%
31,600	Alfa SAB de CV, Class A	88,630
12,900	Grupo Financiero Banorte SAB de CV, Class O	90,265
57,600	Wal-Mart de Mexico SAB de CV	151,141
		330,036
Netherlands — 2.1%
3,000	ASML Holding NV, Class G(a)	281,100
1,100	Core Laboratories NV	210,045
3,220	SBM Offshore NV	65,606
5,200	Sensata Technologies Holding NV†	201,604
		758,355
Norway — 0.9%
6,400	Statoil ASA	155,626
8,400	Storebrand ASA	52,656
5,000	Telenor ASA	119,468
		327,750
Portugal — 0.3%
6,325	Jeronimo Martins SGPS SA	123,678

Russia — 0.4%
700	Lukoil OAO ADR	44,184
1,450	Lukoil OAO ADR	90,708
		134,892
Singapore — 0.5%
2,100	Keppel Corp., Ltd.	18,654
23,000	Singapore Telecommunications, Ltd.	66,887
6,600	United Overseas Bank, Ltd.	111,454
		196,995
South Africa — 0.8%
2,300	Aspen Pharmacare Holdings, Ltd.	58,988
5,500	Remgro, Ltd.	109,097
8,473	Shoprite Holdings, Ltd.	132,682
		300,767
South Korea — 1.1%
300	Daelim Industrial Co., Ltd.†	26,803
725	Hyundai Motor Co.†	162,739
220	Samsung Electronics Co., Ltd. GDR	143,955
250	SK Telecom Co., Ltd.	54,710
		388,207
Spain — 1.1%
10,900	Banco Santander SA	98,019
1,700	Enagas SA	44,407
1,600	Inditex SA	264,179
		406,605
Sweden — 1.0%
1,600	Atlas Copco AB, Class A	44,426
7,966	Svenska Cellulosa AB, Class B	245,415
3,150	Swedbank AB, Class A	88,733
		378,574

Shares		Value
Switzerland — 3.2%
2,500	ABB, Ltd.	$66,100
2,900	ACE, Ltd.(a)	300,237
2,100	Credit Suisse Group AG	64,813
3,421	Nestle SA	250,725
530	Roche Holding AG	148,467
109	SGS SA	250,946
4,600	UBS AG	88,078
		1,169,366
Taiwan — 1.1%
23,300	Taiwan Semiconductor Manufacturing Co., Ltd. ADR(a)	406,352

Thailand — 0.4%
7,300	Bangkok Bank PLC	39,764
17,507	PTT Exploration & Production PLC	88,925
		128,689
Turkey — 0.3%
7,300	Haci Omer Sabanci Holding AS	29,372
17,425	KOC Holding AS	71,439
		100,811
United Kingdom — 5.2%
6,760	Aberdeen Asset Management PLC	56,214
3,500	ARM Holdings PLC ADR(a)	191,590
2,166	ASOS PLC†	220,691
14,575	Barclays PLC	65,907
9,250	BHP Billiton PLC	287,028
12,160	BP PLC	98,547
2,100	British American Tobacco PLC	112,716
5,780	Compass Group PLC	92,798
6,200	HSBC Holdings PLC	68,040
590	Next PLC	53,331
6,800	Prudential PLC	151,940
5,200	Rolls-Royce Holdings PLC	109,988
3,000	Tate & Lyle PLC	40,243
1,820	Weir Group PLC	64,439
7,660	WH Smith PLC	127,195
1,190	Whitbread PLC	74,059
11,266	William Hill PLC	75,103
		1,889,829
United States — 1.1%
5,600	Coca-Cola Enterprises, Inc.	247,128
800	Philip Morris International, Inc.	69,704
2,300	Southern Copper Corp.(a)	66,033
		382,865
Total Common Stock
(Cost $14,786,670)		16,317,836

SHORT-TERM INVESTMENTS(b) — 9.2%
506,813	Northern Trust Institutional Government Select Portfolio, 0.010%	506,813
2,803,260	Northern Trust Institutional Liquid Asset Portfolio, 0.010%(c)	2,803,260

Total Short-Term Investments
(Cost $3,310,073)		3,310,073

See Notes to Financial Statements.

International Equity Fund Schedule of Investments - (Continued) December 31, 2013

Shares		Value
PREFERRED STOCK — 0.5%
Germany — 0.5%
1,660	Henkel AG & Co. KGaA(a)	$192,950

Total Preferred Stock
(Cost $152,229)		192,950

RIGHT — 0.0%
624	Anheuser-Busch InBev NV VVPR†	—

Total Right
(Cost $—)		—

PRIVATE COMPANY — 0.0%
Malta — 0.0%
3,758	BGP Holdings PLC†(d)	—

Total Private Company
(Cost $—)		—

Total Investments — 107.8%
(Cost $36,923,493)		38,916,969

Other Assets & Liabilities, Net — (7.8)%		(2,800,724)

NET ASSETS — 100.0%		$36,116,245

*	Affiliated Fund
†	Non-income producing security.
(a)	This security or a partial position of this security is on loan at December 31, 2013. The total market value of securities on loan at December 31, 2013 was $2,929,768.
(b)	Rate shown is the 7-day effective yield as of December 31, 2013.
(c)
This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2013 was $2,803,260. Securities on loan are also collateralized by various U.S. Treasury obligations in the amount of $198,515.

(d)	Security fair valued using methods determined in good faith by the Pricing Committee. As of December 31, 2013, the total market value of this security was $0 and represented 0.0% of Net Assets.

ADR — American Depositary Receipt
GDR — Global Depositary Receipt
Ltd. — Limited
PLC — Public Limited Company
VVPR — Verminderde Voorheffing Précompte Réduit

Amounts designated as “—”are either $0 or have been rounded to $0.

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments carried at fair value:

Investments in Securities	Level 1	Level 2**	Level 3		Total
Investment in Underlying Funds	$19,096,110	$—	$—		$19,096,110
Common Stock
Argentina	129,348	—	—		129,348
Australia	—	139,047	—		139,047
Bermuda	267,388	—	—		267,388
Brazil	310,657	—	—		310,657
Canada	1,194,807	—	—		1,194,807
China	55,020	519,274	—		574,294
Denmark	277,140	249,471	—		526,611
Finland	—	235,361	—		235,361
France	—	694,576	—		694,576
Germany	—	949,453	—		949,453
Hong Kong	—	1,055,071	—		1,055,071
India	56,600	—	—		56,600
Indonesia	—	37,862	—		37,862
Ireland	512,852	—	—		512,852
Italy	—	57,993	—		57,993
Japan	—	1,913,060	—		1,913,060
Luxembourg	—	147,545	—		147,545
Malaysia	—	91,540	—		91,540
Mexico	330,036	—	—		330,036
Netherlands	692,749	65,606	—		758,355
Norway	—	327,750	—		327,750
Portugal	—	123,678	—		123,678
Russia	44,184	90,708	—		134,892
Singapore	—	196,995	—		196,995
South Africa	—	300,767	—		300,767
South Korea	—	388,207	—		388,207
Spain	—	406,605	—		406,605
Sweden	—	378,574	—		378,574
Switzerland	300,237	869,129	—		1,169,366
Taiwan	406,352	—	—		406,352
Thailand	—	128,689	—		128,689
Turkey	—	100,811	—		100,811
United Kingdom	191,590	1,698,239	—		1,889,829
United States	382,865	—	—		382,865
Total Common Stock	5,151,825	11,166,011	—		16,317,836
Short-Term Investments	3,310,073	—	—		3,310,073
Preferred Stock	—	192,950	—		192,950

Private Company
Malta	—	—	—	^	—	^

Total Investments in Securities	$27,558,008	$11,358,961	$—		$38,916,969

**	Represents securities trading primarily outside the United States, the value of which were adjusted as a result of local trading through the application of a third-party vendor.

See Notes to Financial Statements.

International Equity Fund Schedule of Investments - (Continued) December 31, 2013

^
This security was categorized as Level 3 and had a market value of $0 as of December 31, 2013 and the value has remained zero throughout the year ended December 31, 2013. There were no accrued discounts/premiums, realized gain/(loss), change in unrealized appreciation/(depreciation), purchases, sales or transfers in or out of Level 3 during the year ended December 31, 2013.

For the year ended December 31, 2013, there have been no transfers between Level 1 and Level 2 assets and liabilities.

See Notes to Financial Statements.

Socially Responsible Fund Schedule of Investments December 31, 2013

Shares		Value
COMMON STOCK — 98.1%
Consumer Discretionary — 15.7%
977	Amazon.com, Inc.†	$389,618
23,289	Comcast Corp., Class A	1,210,213
6,630	Ford Motor Co.	102,301
6,916	Harley-Davidson, Inc.(a)	478,864
2,280	Hilton Worldwide Holdings, Inc.†(a)	50,730
9,569	Home Depot, Inc. (The)	787,911
7,940	Honda Motor Co., Ltd. ADR	328,319
13,294	Johnson Controls, Inc.	681,982
6,330	Lowe's Cos., Inc.(a)	313,652
1,131	McDonald's Corp.	109,741
4,935	Starwood Hotels & Resorts Worldwide, Inc.	392,086
7,770	Target Corp.	491,608
11,670	TJX Cos., Inc.	743,729
5,710	Toll Brothers, Inc.†(a)	211,270
10,174	Twenty-First Century Fox, Inc., Class A	357,921
10,490	Twenty-First Century Fox, Inc., Class B(a)	362,954
18,977	Walt Disney Co. (The)	1,449,843
4,604	Yum! Brands, Inc.	348,108
		8,810,850
Consumer Staples — 10.8%
8,466	Coca-Cola Co. (The)(a)	349,731
9,142	Costco Wholesale Corp.(a)	1,087,989
12,860	CVS Caremark Corp.	920,390
18,780	Danone SA ADR	272,686
8,750	Estee Lauder Cos., Inc. (The), Class A(a)	659,050
3,629	General Mills, Inc.	181,123
2,979	Kimberly-Clark Corp.(a)	311,186
3,292	Kraft Foods Group, Inc.	177,505
8,370	McCormick & Co., Inc.(a)	576,860
5,416	Mondelez International, Inc., Class A	191,185
2,520	Nestle SA ADR(a)	185,447
8,362	PepsiCo, Inc.	693,544
5,845	Procter & Gamble Co. (The)	475,842
		6,082,538
Energy — 5.7%
3,851	Anadarko Petroleum Corp.	305,461
6,255	Cameron International Corp.†(a)	372,360
7,943	ConocoPhillips	561,173
5,122	Devon Energy Corp.	316,898
6,021	Hess Corp.(a)	499,743
5,867	Occidental Petroleum Corp.	557,952
9,790	Petroleo Brasileiro SA ADR(a)	134,906
2,849	Schlumberger, Ltd.	256,723
13,244	Weatherford International, Ltd.†	205,150
		3,210,366
Financials — 16.6%
260	Alleghany Corp.†	103,989
4,013	American Express Co.	364,100
6,041	American Tower Corp., Class A(b)	482,193
3,049	BB&T Corp.(a)	113,789
6	Berkshire Hathaway, Inc., Class A†(a)	1,067,400
13,906	Blackstone Group LP (The)	438,039
7,540	Charles Schwab Corp. (The)(a)	196,040
22,121	Citigroup, Inc.	1,152,725
15,172	Forest City Enterprises, Inc., Class A†(a)	289,785
20,567	JPMorgan Chase & Co.	1,202,758

Shares		Value
Financials — (continued)
21,002	MetLife, Inc.	$1,132,428
4,070	SunTrust Banks, Inc.	149,817
13,903	Travelers Cos., Inc. (The)	1,258,778
6,344	U.S. Bancorp(a)	256,297
24,927	Wells Fargo & Co.	1,131,686
		9,339,824
Health Care — 14.2%
2,856	AbbVie, Inc.	150,825
1,870	AmerisourceBergen Corp., Class A(a)	131,480
6,205	Amgen, Inc.	708,363
1,582	BioMarin Pharmaceutical, Inc.†(a)	111,167
9,784	Bristol-Myers Squibb Co.(a)	520,020
2,187	Cardinal Health, Inc.	146,113
762	Celgene Corp.†	128,748
4,933	Covidien PLC	335,937
4,020	Express Scripts Holding Co.†	282,365
3,563	GlaxoSmithKline PLC ADR(a)	190,228
13,554	Johnson & Johnson	1,241,411
23,612	Merck & Co., Inc.	1,181,781
43,004	Pfizer, Inc.(a)	1,317,212
5,977	Roche Holding AG ADR(a)	419,765
5,393	Thermo Fisher Scientific, Inc.(a)	600,511
6,700	UnitedHealth Group, Inc.(a)	504,510
		7,970,436
Industrials — 8.7%
2,841	3M Co.	398,450
3,480	Caterpillar, Inc.(a)	316,019
2,949	Eaton Corp. PLC(a)	224,478
8,570	Emerson Electric Co.(a)	601,442
2,310	Flowserve Corp.(a)	182,097
43,929	General Electric Co.	1,231,330
4,640	Honeywell International, Inc.	423,957
2,363	Pentair, Ltd.(a)	183,534
1,250	Rockwell Automation, Inc.(a)	147,700
8,792	Tyco International, Ltd.(a)	360,824
6,642	United Parcel Service, Inc., Class B	697,941
2,587	Waste Management, Inc.	116,079
		4,883,851
Information Technology — 18.0%
3,050	Adobe Systems, Inc.†	182,634
2,750	Apple, Inc.	1,543,052
3,317	ASML Holding NV, Class G(a)	310,803
7,964	Automatic Data Processing, Inc.(a)	643,571
13,109	Cisco Systems, Inc.(a)	294,297
1,833	Citrix Systems, Inc.†	115,937
7,859	eBay, Inc.†	431,381
7,818	EMC Corp.(a)	196,623
8,946	Facebook, Inc., Class A†(a)	488,988
1,589	Google, Inc., Class A†	1,780,808
1,737	International Business Machines Corp.	325,809
12,645	Juniper Networks, Inc.†	285,398
31,882	Microsoft Corp.	1,193,343
11,665	NetApp, Inc.	479,898
6,343	Oracle Corp.	242,683
3,459	QUALCOMM, Inc.	256,831
3,760	Red Hat, Inc.†(a)	210,711
1,950	Splunk, Inc.†(a)	133,907
3,084	Texas Instruments, Inc.	135,418
2,920	Visa, Inc., Class A(a)	650,225

See Notes to Financial Statements.

Socially Responsible Fund Schedule of Investments - (Continued) December 31, 2013

Shares		Value
Information Technology — (continued)
2,610	VMware, Inc., Class A†(a)	$234,143
		10,136,460
Materials — 4.5%
13,960	Alcoa, Inc.(a)	148,395
2,597	BHP Billiton, Ltd. ADR(a)	177,115
3,160	Eagle Materials, Inc.	244,679
6,639	Ecolab, Inc.(a)	692,249
1,855	EI du Pont de Nemours & Co.(a)	120,519
2,160	LyondellBasell Industries NV, Class A	173,405
5,000	PPG Industries, Inc.	948,300
		2,504,662
Telecommunication Services — 2.1%
17,117	AT&T, Inc.	601,834
11,943	Verizon Communications, Inc.(a)	586,879
		1,188,713
Utilities — 1.8%
7,823	NextEra Energy, Inc.(a)	669,805
3,810	Sempra Energy	341,986
		1,011,791
Total Common Stock
(Cost $34,268,943)		55,139,491

SHORT-TERM INVESTMENTS(c) — 24.9%
1,155,158	Northern Trust Institutional Government Select Portfolio, 0.010%	1,155,158
12,833,116	Northern Trust Institutional Liquid Asset Portfolio, 0.010%(d)	12,833,116

Total Short-Term Investments
(Cost $13,988,274)		13,988,274

Total Investments — 123.0%
(Cost $48,257,217)		69,127,765

Other Assets & Liabilities, Net — (23.0)%		(12,904,849)

NET ASSETS — 100.0%		$56,222,916

†	Non-income producing security.
(a)	This security or a partial position of this security is on loan at December 31, 2013. The total market value of securities on loan at December 31, 2013 was $12,577,485.
(b)	Real Estate Investment Trust.
(c)	Rate shown is the 7-day effective yield as of December 31, 2013.
(d)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2013 was $12,833,116.

ADR — American Depositary Receipt
LP— Limited Partnership
Ltd.— Limited
PLC— Public Limited Company

As of December 31, 2013, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP. For the year ended December 31, 2013, there have been no transfers between Level 1 and Level 2 assets and liabilities.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Statements of Assets and Liabilities December 31, 2013

	EQUITY FUND		BALANCED FUND	INCOME FUND	SMALL CAP FUND		INTERNATIONAL EQUITY FUND		SOCIALLY RESPONSIBLE FUND
ASSETS:
Investments in securities, at value (Note 2)	$85,550,878	*	$132,194	$90,310,244 *	$22,010,011	*	$19,820,859	*	$69,127,765	*
Investments in affiliated funds, at value	150,636,123		157,882,418	—	30,109,283		19,096,110		—
Foreign currency, at value	—		—	12,024	—		1,187		—
Receivable for investment securities sold and matured	—		—	3,030,234	151,689		—		—
Dividends and interest receivable	83,907		2	467,959	7,296		7,423		80,826
Subscriptions receivable	11,595		29,947	10,197	8,823		9,863		3,890
Reclaims receivable	909		—	586	—		124,290		3,043
Prepaid expenses	—		—	652	6,666		—		—
Total assets	236,283,412		158,044,561	93,831,896	52,293,768		39,059,732		69,215,524

LIABILITIES:
Payable upon return on securities loaned	15,876,420		—	7,148,953	7,402,558		2,803,260		12,833,116
Payable for investment securities purchased	—		—	14,086,310	27,610		—		—
TBA sales commitments	—		—	695,352	—		—		—
Income distributions payable	29,538		—	—	—		—		—
Redemptions payable	207,671		162,928	36,737	53,596		35,824		71,574
Investment advisory fees payable (Note 3)	39,675		—	33,542	11,697		11,236		39,761
Distribution (12b-1) fees payable (Note 4)	45,449		21,388	16,140	9,476		14,201		11,658
Administration fees payable	12,816		9,244	4,269	2,616		2,099		3,274
Chief Compliance Officer expenses payable	885		639	295	181		145		226
Trustees' fees payable	6,730		4,854	2,246	1,373		1,105		1,721
Interest payable	—		—	808	—		—		—
Other accrued expenses	94,854		25,841	117,648	32,615		75,617		31,278
Total liabilities	16,314,038		224,894	22,142,300	7,541,722		2,943,487		12,992,608

NET ASSETS	$219,969,374		$157,819,667	$71,689,596	$44,752,046		$36,116,245		$56,222,916

NET ASSETS consist of:
Paid-in capital	$264,371,443		$141,156,790	$71,706,564	$34,676,283		$39,727,499		$46,875,414
Undistributed net investment income	-—		2,212,903	1,331,921	-—		659,706		337,146
Accumulated net realized gain/(loss) on investments and foreign currency transactions	(73,673,270)		(270,035)	(1,579,530)	2,919,113		(6,280,798)		(11,860,192)
Net unrealized appreciation of investments and other assets and liabilities denominated in foreign currencies	29,271,201		14,720,009	230,641	7,156,650		2,009,838		20,870,548

NET ASSETS	$219,969,374		$157,819,667	$71,689,596	$44,752,046		$36,116,245		$56,222,916

SHARES OUTSTANDING:
(Unlimited shares authorized)	8,592,174		8,124,990	6,169,840	2,130,728		2,575,715		3,548,854

NET ASSET VALUE:
(Offering and redemption price per share)	$25.60		$19.42	$11.62	$21.00		$14.02		$15.84

Investments, at cost (Note 2)	$61,376,862		$132,194	$82,932,881	$11,577,024		$15,445,712		$35,424,101
Investments in affiliated funds, at cost	129,662,518		143,162,409	—	25,983,062		18,674,521		—
Cash collateral for securities on loan, at cost	15,876,420		—	7,148,953	7,402,558		2,803,260		12,833,116
TBA sales commitments, proceeds receivable	—		—	(698,000)	—		—		—
Foreign currency, at cost	—		—	12,442	—		1,229		—

* Includes market value of securities on loan	$16,263,189		—	$6,993,816	$7,199,049		$2,929,768		$12,577,485

Amounts designated as “—” are either $0, or have been rounded to $0.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Statements of Operations For the Year Ended December 31, 2013

	EQUITY FUND	BALANCED FUND	INCOME FUND	SMALL CAP FUND	INTERNATIONAL EQUITY FUND	SOCIALLY RESPONSIBLE FUND
INVESTMENT INCOME:
Dividends	$1,754,758	$29,410	$31,482	$179,965	$939,670	$1,016,015
Interest	395	235	1,916,387	1,705	67,942	9,940
Income from distributions of affiliated investments	763,281	1,706,148	—	66,971	234,647	—
Income from securities lending	16,634	—	8,948	42,698	22,819	16,830
Foreign taxes withheld	(3,176)	—	(344)	(689)	(53,269)	—
Total income	2,531,892	1,735,793	1,956,473	290,650	1,211,809	1,042,785

EXPENSES:
Investment advisory fees (Note 3)	524,972	6,681	419,615	291,105	343,606	449,044
Distribution (12b-1) fees (Note 4)	446,096	180,741	190,737	100,822	103,119	132,069
Administration fees (Note 3)	142,817	106,496	53,406	28,231	28,874	36,980
Trustees' fees (Note 3)	34,857	26,103	13,146	6,877	7,336	9,016
Chief Compliance Officer expenses	394	250	87	91	—	100
Professional fees	85,548	49,780	69,159	28,332	45,284	25,747
Transfer agent fees	62,259	18,507	9,804	4,666	5,457	6,379
Custodian fees	43,921	4,842	56,957	18,809	29,127	22,093
Printing fees	56,934	39,804	14,847	70,252	18,887	11,351
Other	8,604	7,207	78,283	3,435	75,878	3,030
Total expenses	1,406,402	440,411	906,041	552,620	657,568	695,809
Fees paid indirectly (Note 4)	(6,425)	—	—	(3,108)	—	—
Fees waived by Adviser (Note 3)	—	—	—	(50,628)	(68,731)	—
Net expenses	1,399,977	440,411	906,041	498,884	588,837	695,809

Net investment income/(loss)	1,131,915	1,295,382	1,050,432	(208,234)	622,972	346,976

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 2 and 5):
Net realized gain/(loss) from:
Investments*	13,597,554	(575,819)	(99,124)	8,191,646	7,010,226	4,892,936
Sale of affiliated investment company shares*	24,460,849	18,584,760	—	169,228	5,137	—
Realized gain distributions from affiliated investment company shares	5,831,042	3,720,170	—	700,193	407,405	—
Foreign currency transactions	—	—	—	—	(18,140)	—
Net change in unrealized appreciation/(depreciation) of:
Investments	2,092,598	—	(2,633,389)	547,227	(3,668,496)	8,140,268
Investments in affiliated funds	6,872,554	2,557,468	—	4,126,221	421,589	—
Other assets and liabilities denominated in foreign currencies	—	—	6,516	—	1,995	—

Net realized and unrealized gain/(loss) on investments and foreign currencies	52,854,597	24,286,579	(2,725,997)	13,734,515	4,159,716	13,033,204

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$53,986,512	$25,581,961	$(1,675,565)	$13,526,281	$4,782,688	$13,380,180

*	Includes realized gains (losses) as a result of in-kind transactions. See Note 10 in Notes to Financial Statements.

Amounts designated as “—” are either $0, or have been rounded to $0.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Statements of Changes in Net Assets For the Year Ended December 31, 2013

	EQUITY FUND	BALANCED FUND	INCOME FUND	SMALL CAP FUND	INTERNATIONAL EQUITY FUND	SOCIALLY RESPONSIBLE FUND
OPERATIONS:
Net investment income/(loss)	$1,131,915	$1,295,382	$1,050,432	$(208,234)	$622,972	$346,976
Net realized gain/(loss) on investments, sale of affiliated investment company shares, realized gain distributions from affiliated investment company shares and foreign currency transactions*	43,889,445	21,729,111	(99,124)	9,061,067	7,404,628	4,892,936
Net change in unrealized appreciation/(depreciation) of investments and other assets and liabilities denominated in foreign currencies	8,965,152	2,557,468	(2,626,873)	4,673,448	(3,244,912)	8,140,268
Net increase/(decrease) in net assets resulting from operations	53,986,512	25,581,961	(1,675,565)	13,526,281	4,782,688	13,380,180

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(3,009,664)	(2,515,446)	(1,673,436)	—	(277,772)	(552,912)
Net realized capital gains	—	—	—	—	—	—
Total distributions to shareholders	(3,009,664)	(2,515,446)	(1,673,436)	—	(277,772)	(552,912)

CAPITAL STOCK TRANSACTIONS†: (DOLLARS)
Shares sold	1,450,263	2,587,317	3,618,812	1,376,159	1,854,903	929,407
Shares issued as reinvestment of distributions	2,980,125	2,515,445	1,673,435	—	277,772	552,912
Shares redeemed	(23,859,664)	(18,518,901)	(10,419,600)	(5,449,482)	(29,490,490)	(6,543,494)

Net decrease in net assets from capital stock transactions	(19,429,276)	(13,416,139)	(5,127,353)	(4,073,323)	(27,357,815)	(5,061,175)

Net increase/(decrease) in net assets	31,547,572	9,650,376	(8,476,354)	9,452,958	(22,852,899)	7,766,093

NET ASSETS:
Beginning of year	188,421,802	148,169,291	80,165,950	35,299,088	58,969,144	48,456,823
End of year	$219,969,374	$157,819,667	$71,689,596	$44,752,046	$36,116,245	$56,222,916

Undistributed net investment income at end of year	$—	$2,212,903	$1,331,921	$—	$659,706	$337,146

CAPITAL SHARE TRANSACTIONS†:
Shares sold	62,576	142,366	300,799	75,961	140,763	64,686
Shares issued as reinvestment of distributions	116,411	129,529	143,889	—	19,813	35,039
Shares redeemed	(1,051,179)	(1,027,718)	(869,195)	(302,610)	(2,306,740)	(459,608)

Net decrease in shares outstanding	(872,192)	(755,823)	(424,507)	(226,649)	(2,146,164)	(359,883)

*	Includes realized gains (losses) as a result of in-kind transactions. See Note 10 in Notes to Financial Statements.

†	Includes subscriptions/redemptions as a result of in-kind transactions. See Note 10 in Notes to Financial Statements.

Amounts designated as “—” are either $0, or have been rounded to $0.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Statements of Changes in Net Assets For the Year Ended December 31, 2012

	EQUITY FUND	BALANCED FUND	INCOME FUND	SMALL CAP FUND	INTERNATIONAL EQUITY FUND	SOCIALLY RESPONSIBLE FUND
OPERATIONS:
Net investment income/(loss)	$1,583,217	$2,439,078	$1,396,747	$(53,926)	$1,117,632	$545,448
Net realized gain/(loss) on investments, sale of affiliated investment company shares, realized gain distributions from affiliated investment company shares and foreign currency transactions	13,226,755	5,509,115	(911,925)	3,711,114	(1,503,870)	2,278,588
Net change in unrealized appreciation/(depreciation) of investments and other assets and liabilities denominated in foreign currencies	11,404,770	9,552,181	5,254,495	(1,130,543)	9,806,103	4,282,240
Net increase in net assets resulting from operations	26,214,742	17,500,374	5,739,317	2,526,645	9,419,865	7,106,276

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,571,504)	(5,214,285)	(2,339,370)	—	(1,271,685)	(415,769)
Net realized capital gains	—	—	(125,999)	—	—	—
Total distributions to shareholders	(1,571,504)	(5,214,285)	(2,465,369)	—	(1,271,685)	(415,769)

CAPITAL STOCK TRANSACTIONS: (DOLLARS)
Shares sold	1,584,983	1,311,245	9,488,082	1,019,305	1,140,849	773,359
Shares issued as reinvestment of distributions	1,557,417	5,214,284	2,465,366	—	1,271,685	415,769
Shares redeemed	(22,642,479)	(21,467,728)	(14,809,659)	(4,748,001)	(4,402,321)	(6,594,826)

Net decrease in net assets from capital stock transactions	(19,500,079)	(14,942,199)	(2,856,211)	(3,728,696)	(1,989,787)	(5,405,698)

Net increase/(decrease) in net assets	5,143,159	(2,656,110)	417,737	(1,202,051)	6,158,393	1,284,809

NET ASSETS:
Beginning of year	183,278,643	150,825,401	79,748,213	36,501,139	52,810,751	47,172,014
End of year	$188,421,802	$148,169,291	$80,165,950	$35,299,088	$58,969,144	$48,456,823

Undistributed net investment income/(accumulated net investment loss) at end of year	$24,126	$2,515,410	$1,673,402	$(1,601)	$147,436	$552,861

CAPITAL SHARE TRANSACTIONS:
Shares sold	81,005	79,054	796,395	67,691	98,008	64,989
Shares issued as reinvestment of distributions	78,223	312,607	202,288	—	102,970	34,079
Shares redeemed	(1,163,545)	(1,294,403)	(1,228,857)	(314,764)	(372,037)	(548,685)

Net decrease in shares outstanding	(1,004,317)	(902,742)	(230,174)	(247,073)	(171,059)	(449,617)

Amounts designated as “—” are either $0, or have been rounded to $0.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Equity Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
	Year Ended December 31,
	2013		2012		2011	2010	2009
Net asset value, beginning of year	$19.91		$17.51		$18.29	$16.52	$13.52

Income/(loss) from investment operations:
Net investment income1	0.13		0.16		0.24	0.13	0.14
Net realized and unrealized gain/(loss) on investments and futures contracts	5.91	5	2.41	4	(0.76)	1.78	3.05
Total from investment operations	6.04		2.57		(0.52)	1.91	3.19

Less distributions:
From net investment income	(0.35)		(0.17)		(0.26)	(0.14)	(0.19)
From capital gains	0.00		0.00		0.00	0.00	0.00
Total distributions	(0.35)		(0.17)		(0.26)	(0.14)	(0.19)
Net asset value, end of year	$25.60		$19.91		$17.51	$18.29	$16.52
Total return2	30.36%		14.66%		(2.87)%	11.58%	23.57%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$219,969		$188,422		$183,279	$209,813	$207,719
Operating expenses including reimbursement/waiver and including fees paid indirectly†	0.69%		0.79%		0.82%	0.83%	1.16%
Operating expenses excluding reimbursement/waiver and excluding fees paid indirectly†	0.69	%3	0.79	%3	0.82%	0.83%	1.16%
Net investment income	0.55%		0.82%		1.32%	0.81%	0.97%
Portfolio turnover rate	241	%6	47%		149%	81%	350%

†	These ratios do not include expenses from the underlying funds.

1	The selected per share data was calculated using the average shares outstanding method for the period.

2
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

3
Had the ratio of operating expenses excluding reimbursement/waiver and excluding fees paid indirectly included these expense offsets, the ratio would have remained at 0.69% and 0.79% for 2013 and 2012, respectively.

4	Amount includes capital gains distributions from the Wilshire International Equity Fund (formerly, the Wilshire Large Cap Core Plus Fund). The amount of these distributions represents $0.25 per share.

5
Amount includes capital gains distributions from the Wilshire Large Company Growth Portfolio and the Wilshire Large Company Value Portfolio. The amount of these distributions represents $0.65 per share.

6	Includes the effect of in-kind transactions. See Note 10 in Notes to Financial Statements.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Balanced Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
Year Ended December 31,
2013	2012	2011	2010	2009
Net asset value, beginning of year	$16.68	$15.42	$15.99	$14.71	$12.87

Income/(loss) from investment operations:
Net investment income1	0.15	0.27	0.52	0.41	0.30
Net realized and unrealized gain/(loss) on investments	2.90	4	1.60	3	(0.62)	1.20	2.02
Total from investment operations	3.05	1.87	(0.10)	1.61	2.32

Less distributions:
From net investment income	(0.31)	(0.61)	(0.47)	(0.33)	(0.48)
From capital gains	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.31)	(0.61)	(0.47)	(0.33)	(0.48)
Net asset value, end of year	$19.42	$16.68	$15.42	$15.99	$14.71
Total return2	18.31%	12.11%	(0.65)%	10.92%	18.03%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$157,820	$148,169	$150,825	$168,894	$166,884
Operating expenses including reimbursement/waiver and including fees paid indirectly†	0.29%	0.18%	0.17%	0.18%	0.22%
Operating expenses excluding reimbursement/waiver and excluding fees paid indirectly†	0.29%	0.18%	0.17%	0.18%	0.22%
Net investment income	0.85%	1.61%	3.22%	2.67%	2.21%
Portfolio turnover rate	151	%5	7%	21%	12%	46%

†	These ratios do not include expenses from the underlying funds.

1
The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

2
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

3
Amount includes capital gains distributions received by the Fund from the Wilshire International Equity Fund (formerly, the Wilshire Large Cap Core Plus Fund). The amount of these distributions represents $0.21 per share.

4
Amount includes capital gains distributions from the Wilshire Large Company Growth Portfolio, Wilshire Large Company Value Portfolio, Wilshire Small Company Growth Portfolio, Wilshire Small Company Value and the Wilshire International Equity Fund . The amount of these distributions represents $0.44 per share.

5	Includes the effect of in-kind transactions. See Note 10 in Notes to Financial Statements.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Income Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$12.16	$11.69	$11.87	$11.49	$10.63

Income/(loss) from investment operations:
Net investment income1	0.17	0.21	0.29	0.37	0.40
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	(0.43)	0.65	0.53	0.68	1.01
Total from investment operations	(0.26)	0.86	0.82	1.05	1.41

Less distributions:
From net investment income	(0.28)	(0.37)	(0.49)	(0.43)	(0.55)
From capital gains	0.00	(0.02)	(0.51)	(0.24)	0.00
Total distributions	(0.28)	(0.39)	(1.00)	(0.67)	(0.55)
Net asset value, end of year	$11.62	$12.16	$11.69	$11.87	$11.49
Total return2	(2.16)%	7.31%	6.92%	9.11%	13.29%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$71,690	$80,166	$79,748	$106,762	$100,575
Operating expenses including reimbursement/waiver and including fees paid indirectly	1.19%	1.10%	1.08%	1.08%	1.08%
Operating expenses excluding reimbursement/waiver and excluding fees paid indirectly	1.19%	1.10%	1.08%	1.08%	1.08%
Net investment income	1.38%	1.74%	2.34%	3.02%	3.49%
Portfolio turnover rate	330%	307%	398%	302%	318%

1	The selected per share data was calculated using the average shares outstanding method for the period.

2
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Small Cap Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
	Year Ended December 31,
	2013		2012		2011	2010	2009
Net asset value, beginning of year	$14.97		$14.01		$14.10	$11.17	$8.70

Income/(loss) from investment operations:
Net investment loss1	(0.09)		(0.02)		(0.15)	(0.12)	(0.09)
Net realized and unrealized gain on investments	6.12	4	0.98		0.06	3.05	2.56
Total from investment operations	6.03		0.96		(0.09)	2.93	2.47
Net asset value, end of year	$21.00		$14.97		$14.01	$14.10	$11.17
Total return2	40.28%		6.85%		(0.64)%	26.23%	28.39%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$44,752		$35,299		$36,501	$40,932	$34,954
Operating expenses including reimbursement/waiver and including fees paid indirectly	1.24%		1.38%		1.46%	1.53%	1.63%
Operating expenses excluding reimbursement/waiver and excluding fees paid indirectly	1.37	%3	1.60	%3	1.67%	1.76%	1.86%
Net investment loss	(0.52)%		(0.13)%		(1.03)%	(0.98)%	(0.98)%
Portfolio turnover rate	257	%5	100%		266%	138%	174%

1	The selected per share data was calculated using the average shares outstanding method for the period.

2
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

3
Had the ratio of operating expenses excluding reimbursement/waiver and excluding fees paid indirectly included these expense offsets, the ratio would have been 1.36% and 1.58% for 2013 and 2012, respectively.

4
Amount includes capital gains distributions from the Wilshire Small Company Growth Portfolio and the Wilshire Small Company Value Portfolio. The amount of these distributions represents $0.31 per share.

5	Includes the effect of in-kind transactions. See Note 10 in Notes to Financial Statements.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust International Equity Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
	Year Ended December 31,
	2013		2012	2011	2010	2009
Net asset value, beginning of year	$12.49		$10.79	$12.67	$11.67	$9.05

Income/(loss) from investment operations:
Net investment income1	0.20		0.23	0.20	0.15	0.16
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	1.44	3	1.74	(1.94)	1.02	2.65
Total from investment operations	1.64		1.97	(1.74)	1.17	2.81

Less distributions:
From net investment income	(0.11)		(0.27)	(0.14)	(0.17)	(0.19)
Total distributions	(0.11)		(0.27)	(0.14)	(0.17)	(0.19)
Net asset value, end of year	$14.02		$12.49	$10.79	$12.67	$11.67
Total return2	13.12%		18.33%	(13.74)%	10.04%	31.02%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$36,116		$58,969	$52,811	$39,081	$37,658
Operating expenses including reimbursement/waiver and including fees paid indirectly	1.43%		1.37%	1.54%	1.56%	1.64%
Operating expenses excluding reimbursement/waiver and excluding fees paid indirectly	1.59%		1.57%	1.74%	1.76%	1.84%
Net investment income	1.51%		2.01%	1.68%	1.27%	1.61%
Portfolio turnover rate	194	%4	27%	40%	29%	29%

1	The selected per share data was calculated using the average shares outstanding method for the period.

2
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

3	Amount includes capital gains distributions from the Wilshire International Equity Fund. The amount of these distributions represents $0.13 per share.

4	Includes the effect of in-kind transactions. See Note 10 in Notes to Financial Statements.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Socially Responsible Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$12.40	$10.82	$11.07	$10.01	$8.37

Income/(loss) from investment operations:
Net investment income1	0.09	0.13	0.09	0.08	0.11
Net realized and unrealized gain/(loss) on investments	3.51	1.56	(0.25)	1.10	1.69
Total from investment operations	3.60	1.69	(0.16)	1.18	1.80

Less distributions:
From net investment income	(0.16)	(0.11)	(0.09)	(0.12)	(0.16)
From capital gains	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.16)	(0.11)	(0.09)	(0.12)	(0.16)
Net asset value, end of year	$15.84	$12.40	$10.82	$11.07	$10.01
Total return2	29.01%	15.61%	(1.45)%	11.76%	21.51%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$56,223	$48,457	$47,172	$52,754	$51,628
Operating expenses including reimbursement/waiver and including fees paid indirectly	1.32%	1.32%	1.31%	1.31%	1.36%
Operating expenses excluding reimbursement/waiver and excluding fees paid indirectly	1.32%	1.32%	1.31%	1.31%	1.36%
Net investment income	0.66%	1.12%	0.82%	0.77%	1.23%
Portfolio turnover rate	21%	22%	32%	53%	182%

1	The selected per share data was calculated using the average shares outstanding method for the period.

2
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Notes to Financial Statements December 31, 2013

1. Organization.

The Wilshire Variable Insurance Trust (the “Trust”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940 (“1940 Act”), which offers units of beneficial interest (shares) in 9 separate investment portfolios. The portfolios presented in these financial statements are: Equity Fund, Balanced Fund, Income Fund, Small Cap Fund (formerly the Small Cap Growth Fund), International Equity Fund and Socially Responsible Fund (collectively the “Funds”, and each a “Fund”). The Balanced Fund is a “fund of funds” and invests in certain underlying affiliated investment companies, which are separately managed series of Wilshire Variable Insurance Trust and Wilshire Mutual Funds, Inc. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The financial statements for the 2015 ETF Fund, 2025 ETF Fund, and 2035 ETF Fund are included in a separate annual report. Shares of the Funds are presently offered to Horace Mann Life Insurance Company (“HMLIC”) Separate Account, the HMLIC 401(k) Separate Account and Jefferson National. The Funds may be purchased by separate accounts of insurance companies for certain variable insurance contracts and by plan sponsors of qualified retirement plans. The Equity Fund shares also may be purchased under the dividend reinvestment plans by certain shareholders.

Fund Investment Objectives:

Equity Fund — primary, long-term capital growth; secondary, conservation of principal and production of income.

Balanced Fund — realization of high long-term total rate of return consistent with prudent investment risks.

Income Fund — long-term total rate of return in excess of the U.S. bond market over a full market cycle.

Small Cap Fund — long-term capital appreciation through investing primarily in equity securities of small cap companies.

International Equity Fund — long-term growth of capital through diversified holdings of marketable foreign equity investments.

Socially Responsible Fund — long-term growth of capital, current income and growth of income through investing primarily in equity securities of issuers that meet certain socially responsible criteria.

2. Significant Accounting Policies.

Use of estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates and these differences could be material.

Security valuation — A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded on National Association of Securities Dealers Automatic Quotation (“NASDAQ”) System are valued at the NASDAQ official closing price. If there is no NASDAQ official closing price available, the most recent bid quotation is used. Securities traded over-the-counter (other than on NASDAQ) are valued at the last current sale price, and if there are no such sales, the most recent bid quotation is used. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Third-party valuation providers often utilize proprietary models that are subjective and require the use of judgment and the application of various assumptions including, but not limited to, interest rates, prepayment speeds, and default rate assumptions. Debt securities that have a remaining maturity of 60 days or less are valued at prices supplied by the Funds’ pricing agent for such securities, if available, and otherwise are valued at amortized cost. When market quotations are not readily available, securities are valued according to procedures adopted by the Board of Trustees or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least two representatives of Wilshire Associates Incorporated (“Wilshire” or the “Adviser”), one of whom is an officer of

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2013

the Trust, or the Trust’s Valuation Committee. Securities whose market value using the procedures outlined above do not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee in accordance with the Trust’s valuation procedures. The value of fair valued securities may be different from the last sale price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security. Investments in the underlying funds by the Equity, Balanced, Small Cap and International Equity Funds are valued at their net asset value as reported by the underlying funds.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

The International Equity Fund uses Interactive Data Pricing and Reference Data, Inc. (formerly FT Interactive Data Corp.) (“Interactive Data”) as a third party fair valuation vendor daily. Interactive Data provides a fair value for foreign securities in the International Equity Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Interactive Data. These factors are used to value the International Equity Fund without holding a Pricing Committee meeting. In the event that the Adviser believes that the fair values provided by Interactive Data are not reliable, the Adviser contacts the International Equity Fund’s administrator and may request that a meeting of the Pricing Committee be held.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

•	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•
Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

•	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For the year ended December 31, 2013, there have been no significant changes to the Funds’ fair value methodologies.

Fair value measurement classifications are summarized in each Fund’s Schedule of Investments.

Security transactions and investment income — Security transactions are recorded on a trade date basis. Dividend income and distributions on underlying funds are recorded on the ex-dividend date or, for certain foreign dividends, as soon as the dividend information becomes available. Interest income and distributions on underlying funds, if applicable, premium and discount amortization are accrued daily, using the scientific or straight-line method, which approximates the effective interest method. Securities gains and losses are determined on the basis of identified cost. Distributions received on securities that represent a return of capital or capital gain are reclassed as a reduction of cost of investments and/or as a realized gain. The actual character of income, realized gain and return of capital distributions received from Real Estate Investment Trusts (“REITs”) is not known until after the end of the fiscal year, at which time such distribution estimates are appropriately adjusted.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2013

When-issued and delayed delivery investments — The Income Fund, Small Cap Fund, International Equity Fund and Socially Responsible Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Funds would generally purchase securities on a when-issued, delayed-delivery or forward commitment basis with the intention of acquiring the securities, each Fund may dispose of such securities prior to settlement if its sub-adviser deems it appropriate to do so. Each Fund may dispose of or negotiate a when-issued or forward commitment after entering into these transactions. Such transactions are generally considered to be derivative transactions. The Fund will normally realize a capital gain or loss in connection with these transactions. When a Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Fund’s custodian will maintain cash or liquid securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities themselves while the commitment is outstanding. These procedures are designed to ensure that each Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. The when-issued market is commonly associated with government bonds that are to be issued as a pending auction. The Funds use when-issued investments as a way to participate in a new issuance. As of, and during the year ended December 31, 2013, the Income Fund held when-issued and delayed delivery investments.

Repurchase agreements — Securities pledged as collateral for repurchase agreements are held by The Northern Trust Company (“Northern Trust”) and are designated as being held on each Fund’s behalf by its custodian under a book-entry system. Each Fund monitors the adequacy of the collateral on a daily basis and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. It is the Funds’ policy to only enter into repurchase agreements with banks and other financial institutions which are deemed by the sub-adviser to be creditworthy. The Fund bears the risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is prevented from exercising its rights to dispose of the underlying securities received as collateral and the risk of a possible decline in the value of the underlying securities during the period. During the year ended December 31, 2013, the Funds did not enter into any repurchase agreements. There were no investments in repurchase agreements as of December 31, 2013.

Investments in REITs — With respect to the Funds, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of these estimated amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end, and may differ from the estimated amounts.

Mortgage dollar rolls — TBA (“To Be Announced”) purchase commitments are commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBAs may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in each Fund’s other assets. Unsettled TBAs are valued at the current market value of the underlying securities.

During the year ended December 31, 2013, the Income Fund entered into dollar roll transactions, pursuant to which it sells a mortgage-backed TBA or security and simultaneously purchases a similar, but not identical, TBA with the same issuer, rate and terms. The Income Fund may execute a roll to obtain better underlying mortgage securities or to increase yield. The Income Fund accounts for dollar roll transactions as purchases and sales, which has the effect of increasing its portfolio turnover rate. Risks associated with dollar rolls are that actual mortgages received by the Income Fund may be less favorable than those anticipated or that counterparties may fail to perform under the terms of the contracts.

TBA sale commitments are commitments to sell mortgage-backed securities for a fixed price at a future date. TBA sales commitments are considered securities in themselves and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Fund’s other assets.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2013

ADRs, EDRs and GDRs — The Equity Fund, Small Cap Fund, International Equity Fund and Socially Responsible Fund may invest in both sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar global instruments. The Equity Fund may invest in ADRs. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.

Asset-backed and mortgage securities — The Income Fund may invest in mortgage and asset-backed securities which represent shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off before they mature, particularly during periods of declining interest rates. In that case, a sub-adviser may have to reinvest the proceeds from the securities at a lower interest rate. This could lower the Fund’s return and result in losses to the Fund if some securities were acquired at a premium. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. The Income Fund may also invest in collateralized mortgage obligations (“CMOs”). In a CMO, a series of bonds or certificates is issued in multiple classes, which have varying levels of risks.

Foreign currency transactions — The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

•	market value of investment securities, other assets and other liabilities at the daily rates of exchange and

•	purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency and gains and losses between the ex-dividend and payment dates on dividends, interest and foreign withholding taxes. The effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

Expense policy — Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all Funds of the Trust daily in relation to the net assets of each Fund or upon another reasonable basis. Expenses which are attributable to the Trust and the Wilshire Mutual Funds are allocated across the Trust and the Wilshire Mutual Funds based upon relative net assets or another reasonable basis.

Distributions to shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid annually. The Funds’ net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Additional distributions of net investment income and capital gains may be made at the discretion of the Board of Trustees in order to avoid the application of a 4% non-deductible Federal excise tax.

3. Investment Advisory Fee and Other Transactions.

The Trust employs the Adviser to manage the investment and reinvestment of the assets of the Funds and to continuously review, oversee and administer the Funds’ investment programs. The Adviser has entered into agreements with the following sub-advisers: Equity Fund — Santa Barbara Asset Management, LLC and TWIN Capital Management, Inc.; Income Fund — Western Asset Management Company and Western Asset Management Limited; International Equity Fund — WCM Investment Management and Thomas White International, Ltd.; Small Cap Fund — Los Angeles Capital Management and Equity Research, Inc. and Ranger Investment Management, L.P.; Socially Responsible Fund — ClearBridge Investments, LLC.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2013

Each sub-adviser’s fees are paid by the Adviser out of the advisory fees that it receives from each of the Funds. Fees paid to a sub-adviser of a Fund with multiple sub-advisers depends upon the fee rate negotiated with the Adviser and upon the percentage of the Fund’s assets allocated to that sub-adviser by the Adviser, which may vary from time to time. Thus, the basis for fees paid to any such sub-adviser is not constant, and the relative amounts of fees paid to the various sub-advisers of a Fund may fluctuate. These internal fluctuations, however, will not affect the total advisory fees paid by a Fund, which will remain fixed on the terms described below. The Adviser may, however, determine in its discretion to waive a portion of its fee if there are internal fluctuations in the fee. Because the Adviser will pay each sub-adviser’s fees out of its own fees from the Funds, there will not be any “duplication” of advisory fees paid by the Funds.

For the year ended December 31, 2013, the Adviser provided services and assumed expenses pursuant to the amended Investment Advisory Agreement for which it received a fee based on each Fund’s average daily net assets, computed daily and payable monthly, at the following annual rates:

Fund	Rate on the First $1 Billion of Average Daily Net Assets	Rate on Average Daily Net Assets in Excess of $1 Billion
Equity Fund*	0.70%*	0.60%*
Balanced Fund**	0.55%**	0.45%**
Income Fund	0.55%	0.45%
Small Cap Fund***	1.15%***	1.05%***
International Equity Fund****	1.00%****	0.90%****
Socially Responsible Fund	0.85%	0.75%

*
The Equity Fund invests in shares of the Large Company Growth Portfolio and the Large Company Value Portfolio. The Adviser will only receive directly from the Equity Fund a fee based on the average daily net assets of the Equity Fund that are not invested in the Large Company Growth Portfolio and the Large Company Value Portfolio.

**
The Balanced Fund operates under a fund of funds structure, primarily investing in shares of underlying funds. The Adviser will only receive directly from the Balanced Fund a fee based on the average daily net assets of the Balanced Fund that are not invested in the Income Fund, the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund.

***
The Small Cap Fund invests in shares of the Small Company Growth Portfolio and the Small Company Value Portfolio. The Adviser will only receive directly from the Small Cap Fund a fee based on the average daily net assets of the Small Cap Fund that are not invested in the Small Company Growth Portfolio or the Small Company Value Portfolio.

****
The International Equity Fund invests in shares of the Wilshire International Equity Fund. The Adviser will only receive directly from the International Equity Fund a fee based on the average daily net assets of the International Equity Fund that are not invested in the Wilshire International Equity Fund.

For the year ended December 31, 2013, the Adviser waived fees in the amounts listed below. The Adviser cannot recoup amounts of any investment advisory fees waived. Effective November 1, 2013, the Adviser and the Trust on behalf of the Small Cap and International Equity Funds entered into a Management Fee Waiver Agreement pursuant to which the Adviser agrees to waive 0.20% of its management fee, based on the average daily net assets of a Fund that are not invested in the Wilshire Mutual Funds. This agreement continues through at least April 30, 2014.

Fund	Advisory Fees Waived	Rate on Average Daily Net Assets
Small Cap Fund	$50,628	0.13%
International Equity Fund	68,731	0.17%

SEI Investments Global Funds Services (“SEI”) serves as the Trust’s administrator and accounting agent pursuant to an administration agreement dated May 30, 2008. DST Systems, Inc. serves as the Trust’s transfer agent and dividend disbursing agent. Northern Trust serves as the Trust’s Custodian. SEI Investments Distribution Co. (the “Distributor”) serves as the Trust’s distributor.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2013

Officers and Trustees’ expenses — The officers of the Trust are affiliated with and receive remuneration from the Adviser. The Trust does not pay any remuneration to its officers. The Trust and the Wilshire Mutual Funds, Inc. together pay each independent trustee an annual retainer of $18,000, an annual additional Board chairperson retainer of $12,000, a Board in-person meeting fee of $2,000, a Board telephonic meeting fee of $1,000, an annual Committee member retainer of $8,000, an annual Committee chairperson retainer of $8,000 in lieu of the $4,000 Committee member retainer, and a Committee telephonic meeting fee of $500.

4. Distribution Plan, Shareholder Services Plan and Fees Paid Indirectly.

The Funds have adopted a Rule 12b-1 distribution and shareholder services plan (the “Distribution Plan”). Pursuant to the Distribution Plan with the Funds, the Distributor receives a distribution and shareholder services fee, payable by each Fund. The Distributor uses the fee to pay for distribution-related and shareholder services for the Funds. Under the Distribution Plan, each Fund will pay to the Distributor a shareholder/distribution services fee computed at the annual rate of 0.25% of average daily net assets attributable to each Fund. The Balanced Fund pays a distribution and shareholder services fee on all of its assets except for those assets invested in the Income Fund.

Fees Paid Indirectly — The Trust has entered into a brokerage commission recapture program with the Distributor, pursuant to which a portion of the Funds’ commissions generated from transactions directed to the Distributor are used to reduce the Funds’ expenses. Under such program, the Distributor, as introducing broker, retains a portion of the Funds’ commissions.

Such commissions rebated to the Funds for the year ended December 31, 2013 were as follows:

Equity Fund	$6,425
Small Cap Fund	3,108
$9,533

For the year ended December 31, 2013, the Distributor retained the following commissions:

Equity Fund	$2,583
Small Cap Fund	1,333

5. Security Transactions.

For the year ended December 31, 2013, aggregate cost of purchases and proceeds from sales of securities, other than affiliated investments, short-term investments and U.S. Government securities, were as follows:

Fund	Purchases	Proceeds from Sales
Equity Fund	$487,650,486	$504,201,528
Income Fund	9,724,869	9,342,912
Small Cap Fund	102,369,706	105,664,565
International Equity Fund	80,594,912	107,339,930
Socially Responsible Fund	10,768,586	15,937,695

Purchases and sales of U.S. Government securities during the year ended December 31, 2013 were:

Fund	Purchases	Proceeds from Sales
Income Fund	$219,204,673	$224,323,556

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2013

Purchases and sales of affiliated investments during the year ended December 31, 2013, and value as of December 31, 2013 were:

Fund	Value as of December 31, 2013	Purchases	Proceeds from Sales	Realized Gain (Loss)	Income Distributions	Capital Gain Distributions
Equity Fund
Wilshire International Equity Fund	$—	$—	$108,422,535	$23,658,411	$—	$—
Wilshire Large Company Growth Portfolio	75,513,740	70,811,618	3,696,202	357,400	124,988	5,563,887
Wilshire Large Company Value Portfolio	75,122,383	66,375,354	4,630,689	445,038	638,293	267,155
Balanced Fund
Wilshire International Equity Fund	26,527,250	26,443,458	83,299,949	18,005,889	325,958	565,946
Wilshire Large Company Growth Portfolio	35,185,820	33,248,678	1,976,806	167,251	58,218	2,592,417
Wilshire Large Company Value Portfolio	35,453,521	31,122,245	1,976,806	204,588	301,238	126,082
Wilshire Small Company Growth Portfolio	9,267,535	7,860,563	494,202	66,978	16,315	186,772
Wilshire Small Company Value Portfolio	9,491,113	8,042,396	494,202	58,681	25,333	248,953
Wilshire Variable Insurance Trust Income Fund	41,957,179	979,086	5,699,791	(180,740)	979,086	—
Wilshire Variable Insurance Trust International Equity Fund	—	—	25,551,553	262,113	—	—
Small Cap Fund
Wilshire Small Company Growth Portfolio	14,741,195	13,433,554	676,901	87,802	25,952	297,085
Wilshire Small Company Value Portfolio	15,368,088	13,734,080	676,901	81,426	41,019	403,108
International Equity Fund
Wilshire International Equity Fund	19,096,110	19,193,971	524,587	5,137	234,647	407,405

6. Securities Lending.

The Funds, except for the Balanced Fund, may seek additional income by lending their securities on a short-term basis to banks, brokers and dealers in return for cash collateral, which is invested in short-term securities. A Fund may return a portion of the interest earned to the borrower or a third party which is unaffiliated with the Trust and acting as a “placing broker.” A Fund receives compensation for lending securities in the form of fees. A Fund also continues to receive dividends on the securities loaned. Security loans are secured at all times by collateral. It is the Trust’s policy that the collateral be equal to at least 102% of the market value of the securities loaned (105% if the collateral and securities loaned are denominated in different currencies) plus accrued interest when the transaction is entered into, and that the collateral supporting loans be remarked daily. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of securities loans were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Northern Trust acts as the securities lending agent for the Funds. The value of the securities on loan and the value of the related collateral at December 31, 2013 are shown on the Statement of Assets and Liabilities. The Northern Trust Institutional Liquid Asset Fund was purchased with proceeds from collateral received

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2013

from securities on loan. At December 31, 2013, $15,876,420, $7,148,953, $7,402,558, $2,803,260 and $12,833,116 of this cash equivalent represents the collateral received for securities on loan in the Equity Fund, Income Fund, Small Cap Fund, International Equity Fund, and Socially Responsible Fund, respectively.

7. Significant Shareholder Activity.

On December 31, 2013, the Funds had the following concentrations of shareholders holding 10% or more of the outstanding shares of the Funds. These represent omnibus shareholder accounts.

Fund
Equity Fund (1 omnibus shareholder)	87%
Balanced Fund (1 omnibus shareholder)	100%
Income Fund (2 omnibus shareholders)	100%
Small Cap Fund (1 omnibus shareholder)	100%
International Equity Fund (1 omnibus shareholder)	100%
Socially Responsible Fund (1 omnibus shareholder)	100%

8. Tax Information.

No provision for Federal income taxes is required because each Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distributes to shareholders all of its taxable income and gains. Federal income tax regulations differ from accounting principles generally accepted in the United States of America; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The federal tax cost, unrealized appreciation and depreciation at December 31, 2013 for each Fund are as follows (excluding TBA sales commitments):

Fund	Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Fund	$207,001,357	$29,761,683	$(576,039)	$29,185,644
Balanced Fund	143,308,721	15,095,655	(389,764)	14,705,891
Income Fund	90,846,149	1,473,304	(2,009,209)	(535,905)
Small Cap Fund	45,025,266	7,279,008	(184,980)	7,094,028
International Equity Fund	38,800,341	456,133	(339,505)	116,628
Socially Responsible Fund	48,300,979	21,231,284	(404,498)	20,826,786

The differences between book and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales and investment in master limited partnerships on all Funds.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2013

The Funds intend to retain realized gains to the extent of available capital loss carryforwards. At December 31, 2013, the following Funds had available for Federal income tax purposes unused capital losses as follows:

	Expiring December 31,
Fund	2016	2017	2018
Equity Fund	$—	$73,587,712	$—
Balanced Fund	—	255,919	—
International Equity Fund	—	4,016,453	387,494
Socially Responsible Fund	—	11,816,430	—

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under those new provisions are as follows:

Fund	Short-Term Loss	Long-Term Loss	Total
Income Fund	$656,729	$158,485	$815,214

During the year ended December 31, 2013, the Equity Fund, Balanced Fund, Income Fund, Small Cap Fund, International Equity Fund and Socially Responsible Fund utilized capital loss carryforwards of $41,697,085, $20,819,638, $350,246, $5,906,232, $8,787,840 and $4,866,871, respectively, to offset capital gains.

The tax character of distributions declared during the years ended December 31, 2013 and 2012 were as follows:

Fund	2013 Ordinary Income	2013 Capital Gains	2012 Ordinary Income	2012 Capital Gains
Equity Fund	$3,009,664	$—	$1,571,504	$—
Balanced Fund	2,515,446	—	5,214,285	—
Income Fund	1,673,436	—	2,465,369	—
International Equity Fund	277,772	—	1,271,685	—
Socially Responsible Fund	552,912	—	415,769	—

At December 31, 2013, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Equity Fund	Balanced Fund	Income Fund	Small Cap Fund	International Equity Fund	Socially Responsible Fund
Undistributed ordinary income	$—	$2,212,891	$1,331,917	$—	$659,707	$337,147
Undistributed long-term capital gain	—	—	—	2,981,734	—	—
Capital loss carryforwards	(73,587,712)	(255,919)	(815,214)	—	(4,403,947)	(11,816,430)
Unrealized appreciation/(depreciation)	29,185,644	14,705,891	(533,674)	7,094,028	132,988	20,826,786
Other Temporary Differences	(1)	14	3	1	(2)	(1)
Total distributable earnings/(accumulated losses)	$(44,402,069)	$16,662,877	$(16,968)	$10,075,763	$(3,611,254)	$9,347,502

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2013

9. Reclassifications

Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. The reclassifications primarily include short term capital gains from Registered Investment Company investments, net investment loss, paydown adjustments, investment in foreign currency and investment in PFICs. These reclassifications have no effect on net assets or net asset values per share. As of December 31, 2013, the reclassifications were as follows:

Fund	Increase/(Decrease) Paid-in Capital	Increase/(Decrease) Undistributed Investment Income	Increase/(Decrease) Net Realized Capital Gains/(Losses)
Equity Fund	$(39)	$1,853,623	$(1,853,584)
Balanced Fund	—	917,557	(917,557)
Income Fund	—	281,523	(281,523)
Small Cap Fund	(88,042)	209,835	(121,793)
International Equity Fund	—	167,070	(167,070)
Socially Responsible Fund	—	(9,779)	9,779

10. In-Kind Transfers.

During the year ended December 31, 2013, the Funds issued and redeemed shares of beneficial interest through affiliated in-kind transfers of investment securities and cash. The securities were transferred at their current value on the date of such transactions.

Contributing Fund	Receiving Fund	Date of Transfer	Value of Investment Securities	Cash	Total Assets	Shares Issued/ (Redeemed)	Realized Gain/(Loss) Earned from Contributing Fund
Equity Fund	Large Company Growth Portfolio	4/8/2013	$64,025,634	$1,097,110	$65,122,744	1,695,627	$2,590,858
Equity Fund	Large Company Value Portfolio	4/8/2013	64,037,268	1,432,638	65,469,906	3,690,691	3,344,532
Balanced Fund	Large Company Growth Portfolio	4/8/2013	29,580,794	1,017,251	30,598,045	796,693	(251,486)
Balanced Fund	Large Company Value Portfolio	4/8/2013	29,678,783	1,016,141	30,694,924	1,730,344	(122,322)
Balanced Fund	Small Company Growth Portfolio	4/8/2013	7,279,152	378,324	7,657,476	366,985	(82,358)
Balanced Fund	Small Company Value Portfolio	4/8/2013	7,139,924	628,186	7,768,110	396,745	15,070
Balanced Fund	Wilshire International Equity Fund	4/3/2013	—	25,551,553	25,551,553	2,817,958	—
Balanced Fund	International Equity Fund	4/3/2013	—	25,551,553	25,551,553	(2,005,538)	—
Small Cap Fund	Small Company Growth Portfolio	4/8/2013	6,996,577	167,384	7,163,961	343,333	1,035,447
Small Cap Fund	Small Company Growth Portfolio	9/18/2013	5,845,013	101,543	5,946,556	236,068	1,058,636
Small Cap Fund	Small Company Value Portfolio	4/8/2013	6,862,541	367,373	7,229,914	369,257	104,637
Small Cap Fund	Small Company Value Portfolio	9/18/2013	5,933,650	126,389	6,060,039	267,551	466,397
International Equity Fund	Wilshire International Equity Fund	4/2/2013	5,931,173	—	5,931,173	645,387	(1,951,869)
International Equity Fund	Wilshire International Equity Fund	10/9/2013	7,140,649	212,010	7,352,658	784,702	933,113
International Equity Fund	Wilshire International Equity Fund	10/31/2013	5,038,472	229,614	5,268,087	539,763	91,639
Wilshire International Equity Fund	Equity Fund	4/2/2013	108,142,870	279,665	108,422,535	(11,797,754)	22,029,945
Wilshire International Equity Fund	Balanced Fund	4/2/2013	77,077,919	212,167	77,290,086	(8,455,321)	25,597,135

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2013

11. Indemnifications.

In the normal course of business, the Trust on behalf of the Funds enters into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

12. Risks.

Credit risk — The Income Fund invests primarily in debt instruments. The issuers’ ability to meet their obligations may be affected by the recent economic developments. In addition, the Income Fund’s investments are subject to credit risk, which is the risk that an issuer will be unable, or will be perceived to be unable, to repay its obligations at maturity. Funds that invest primarily in high quality securities generally are subject to less credit risk than funds that invest in lower quality securities. Certain securities are backed by credit enhancements from various financial institutions and financial guarantee assurance agencies. These credit enhancements reinforce the credit quality of the individual securities; however, if any of the financial institutions or financial guarantee assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if the Income Fund concentrates its credit enhancements in any one financial institution, the risk of credit quality deterioration increases. The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to pre-payment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs. The Income Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Since the Balanced Fund invests in the Income Fund, the Balanced Fund is indirectly subject to these risks.

Counterparty credit risk — Counterparty credit risk is the risk that a counterparty to a financial instrument will fail on a commitment that it has entered into with the Funds. The Funds’ sub-advisers seek to minimize counterparty credit risk by monitoring the creditworthiness of each counterparty on an ongoing basis.

Foreign security risk — The Income and International Equity Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. The market values of the Income and International Equity Funds’ investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Also, the ability of the issuers of debt securities held by the Income Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region. Since the Balanced Fund invests in the Income Fund and the Wilshire International Equity Fund, the Balanced Fund is indirectly subject to these risks.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2013

13. Contingencies.

The Equity Fund and Socially Responsible Fund were named as defendants and putative members of a proposed defendant class of shareholders in a lawsuit filed on December 7, 2010, in the U.S. Bankruptcy Court for the District of Delaware and on March 6, 2012, in the District Court for the Southern District of New York, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding. The 2010 lawsuit was brought by the Official Committee of Unsecured Creditors of the Tribune Company and the 2012 lawsuit was brought by Deutsche Bank, as trustee for senior noteholders of Tribune Company. Both lawsuits relate to a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007 less than a year prior to Tribune Company’s bankruptcy filing. The putative defendant class is comprised of beneficial owners of shares of Tribune Company who meet certain jurisdictional requirements and received proceeds of the leveraged buyout. The plaintiffs seek to recover those proceeds, together with interest and attorneys’ fees and expenses, as fraudulent transfers under the Bankruptcy Act or various state laws. In September 2013, the District Court dismissed the 2012 lawsuit and this decision is on appeal to the Second Circuit Court of Appeals. The 2010 lawsuit continues in the District Court. The Adviser does not expect the Funds to be materially impacted by the lawsuits.

14. New Accounting Pronouncement.

In June 2013, the Financial Accounting Standards Board issued an update (“ASU 2013-08”) to ASC Topic 946, Financial Services - Investment Companies (“Topic 946”). ASU 2013-08 amends the guidance in Topic 946 for determining whether an entity qualifies as an investment company and requires certain additional disclosures. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. Management is currently evaluating the impact, if any, of ASU 2013-08 on the Funds’ financial statements.

15. Subsequent Event Evaluation.

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

Wilshire Variable Insurance Trust Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Wilshire Variable Insurance Trust and Shareholders of Equity Fund, Balanced Fund, Income Fund, Small Cap Fund (formerly the Small Cap Growth Fund), International Equity Fund and Socially Responsible Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity Fund, Balanced Fund, Income Fund, Small Cap Fund (formerly the Small Cap Growth Fund), International Equity Fund and Socially Responsible Fund (six series of Wilshire Variable Insurance Trust, hereafter referred to as the “Funds”) at December 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2014

Wilshire Variable Insurance Trust Additional Fund Information

A listing of the Trustees and Officers of the Trust, their ages and their principal occupations for the past five years is presented below. The address of each Trustee and Officer is 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401.

Name and Age	Position Held With The Trust	Term Of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee
NON-INTERESTED TRUSTEES
Margaret M. Cannella, 62	Trustee	Since 2011	Adjunct Professor, Columbia Business School. Formerly, Managing Director, Head, Global Credit Research and Corporate Strategy, JPMorgan Securities, Inc. and Managing Director, Head US Corporate Research, JP Morgan Securities, Inc.	15
Wilshire Mutual Funds, Inc. (6 Funds); Schroder Series Trust; Schroder Global Series Trust; Schroder Capital Funds (Delaware); CHF Finance International (for profit joint venture of the World Bank and CHF); Advanced Pierre Foods; Princeton-in-Asia

Roger A. Formisano, 65	Trustee	Since 2002	Vice President, University Medical Foundation, 2006- Present; formerly Director, The Center for Leadership and Applied Business, UW-Madison School of Business; Principal, R.A. Formisano & Company, LLC	15	Integrity Mutual Insurance Company, Wilshire Mutual Funds, Inc. (6 Funds)
Edward Gubman, 62	Trustee	Since 2011	Founder and Principal, Strategic Talent Solutions	15	Wilshire Mutual Funds, Inc. (6 Funds)
Suanne K. Luhn, 59	Trustee	Since 2008	Retired; formerly Chief Compliance Officer, Bahl & Gaynor (investment adviser) (1990 to 2006)	15	Wilshire Mutual Funds, Inc. (6 Funds)
George J. Zock, 63	Trustee, Chairman of the Board	Since 1996; Trustee of Predecessor Funds from 1995 to 1996	Independent Consultant; Consultant, Horace Mann Service Corporation (2004 to 2005); Executive Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation (1997 to 2003).	15	Wilshire Mutual Funds, Inc. (6 Funds)

Wilshire Variable Insurance Trust Additional Fund Information - (Continued)

Name and Age	Position Held With The Trust	Term Of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years
OFFICERS
Jason Schwarz, 39	President	Since 2012	President, Wilshire Funds Management Group (since 2005)
Reena S. Lalji, 42	Secretary	Since 2009	Managing Director and General Counsel, Wilshire Associates Incorporated
James E. St. Aubin, 36	Vice President	Since 2009	Managing Director, Wilshire Associates Incorporated
Helen Thompson, 46	Chief Compliance Officer Vice President	Since 2013 Since 2008	Managing Director, Wilshire Associates Incorporated. (since 2003)
Michael Wauters, 48	Treasurer	Since 2009	Chief Financial Officer, Wilshire Associates Incorporated (since 2009)
Nathan R. Palmer, 38	Vice President	Since 2011	Managing Director, Wilshire Associates Incorporated; Senior Investment Management Associate, Convergent Wealth Advisors (2009-2010)

(1)
Each Trustee serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal (as provided in the Trust’s Declaration of Trust) or retirement which takes effect no later than the May 1 following his or her 70th birthday. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.

The Trust’s Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, upon request, by calling 1-888-200-6796.

Wilshire Variable Insurance Trust Additional Fund Information - (Continued)

Information on Proxy Voting

The SEC has adopted the requirement that all funds file their complete proxy voting records with the SEC on an annual basis on Form N-PX. Such filing, for the 12-month period ended June 30, must be made no later than August 31 of each year.

A description of policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, along with each Fund’s proxy voting record relating to portfolio securities held during the most recent 12-month period ended June 30 is available at no charge, upon request by calling 1-888-200-6796, or on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of period. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Householding Policy

In order to reduce printing and mailing expenses, only one copy of each prospectus, annual and semi-annual report will be sent to all related accounts at a common address, unless you have indicated otherwise on your Account Application. Contract Owners may revoke their consent to householding at any time by calling 1-800-999-1030. Upon receipt of a Contract Owner’s revocation, the Trust will begin mailing individual copies of the above-referenced documents to the Contract Owner’s attention within 30 days.

Wilshire Variable Insurance Trust Board Approval of Advisory and Subadvisory Agreements

During the six months ended December 31, 2013, the Board of Trustees (the “Board”) of Wilshire Variable Insurance Trust (the “Trust”) approved the renewal for an additional one-year term of the Trust’s advisory agreement (the “Advisory Agreement”) with Wilshire Associates Incorporated (“Wilshire” or the “Adviser”) on behalf of the Equity Fund, Socially Responsible Fund, Small Cap Fund, Income Fund, International Equity Fund and Balanced Fund (the “Funds”). The Board also approved the subadvisory agreement between Wilshire and WCM Investment Management (“WCM”) (International Equity Fund) and approved the renewal for additional one-year terms of subadvisory agreements between Wilshire and each of the following subadvisers: ClearBridge Investments, LLC (“ClearBridge”) (Socially Responsible Fund), Los Angeles Capital Management and Equity Research, Inc. (“LA Capital”) (Small Cap Fund), PanAgora Asset Management, Inc. (“PanAgora”) (International Equity Fund), Ranger Investment Management L.P. (“Ranger”) (Small Cap Fund), Thomas White International, Ltd. (“Thomas White”) (International Equity Fund), Western Asset Management Company (“Western Asset”) (Income Fund) and Western Asset Management Company Limited (“Western Asset Limited”) (Income Fund). In the following text, the subadvisers are referred to as “Subadvisers” and the subadvisory agreements between Wilshire and each Subadviser are referred to as “Subadvisory Agreements.”

The information in this summary outlines the Board’s considerations associated with its approval of the Advisory Agreement and each of the Subadvisory Agreements. In connection with its deliberations regarding the approval of these relationships, the Board considered such information and factors as it believed to be relevant. As described below, the Board considered the nature, extent and quality of the services performed by Wilshire and performed or to be performed by the Subadvisers under the advisory arrangements; with respect to Wilshire, comparative fees and expense ratios; the profits to be realized by Wilshire and the Subadvisers; the extent to which Wilshire realizes and the Subadvisers realize or will realize economies of scale as a Fund grows; and whether any fall-out benefits are being realized by Wilshire and are being or will be realized by the Subadvisers. In considering these matters, the Board was advised with respect to relevant legal standards by independent counsel. In addition, the Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940 (the “Independent Trustees”) discussed the renewal of the Advisory Agreement with management and in private sessions with counsel at which no representatives of Wilshire were present and discussed the approval of the Subadvisory Agreements with management and in private sessions with counsel at which no representatives of the Subadvisers were present.

As required by the Investment Company Act of 1940, each approval was confirmed by the unanimous separate vote of the Independent Trustees. In deciding to approve the Advisory Agreement and each Subadvisory Agreement, the Board did not identify any single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Information Requested and Received

The Board, including all the Independent Trustees, considered the approval of the Subadvisory Agreements pursuant to a process that concluded at the Board’s August 23, 2013 meeting and the renewal of the Advisory Agreement pursuant to a process that concluded at the Board’s November 20, 2013 meeting, in each case following an extensive process. At the direction of the Independent Trustees, counsel to the Trust and the Independent Trustees sent memoranda to the Adviser requesting information regarding the Advisory and Subadvisory Agreements to be provided to the Trustees in advance of meetings of the Independent Trustees held prior to the Board meetings on August 23, 2013 and November 20, 2013, respectively.

In response to the request for information, the Trustees received information from the Adviser as to each of the Funds describing: (i) the nature, extent and quality of services provided; (ii) the investment performance of each Fund as provided by Wilshire based upon data gathered from the Morningstar Direct database (“Morningstar”), along with the comparison to its benchmark index; (iii) the costs of services provided and estimated profits realized by the Adviser; (iv) the extent to which economies of scale are realized; (v) any economies of scale realized by the Adviser and any sharing of such for the benefit of Fund shareholders; (vi) comparisons of services rendered and amounts paid by other registered investment companies as provided by Wilshire based upon data gathered from Morningstar, and (vii) benefits realized by the Adviser from its relationship with each Fund. The Trustees received information from the Adviser regarding the factors underlying its recommendations to approve each Subadvisory Agreement. The Trustees also received information from each Subadviser as to each Fund it managed or would manage describing: (i) the nature, extent and quality of services provided or to be provided; (ii) for current Subadvisers, the investment performance of the Subadviser in connection with the Fund, and for WCM, the investment performance for products managed by WCM that are similar to the Fund; (iii) the financial condition of the Subadviser; (iv) the extent to which economies of scale are realized as a Fund grows; (v)

Wilshire Variable Insurance Trust Board Approval of Advisory and Subadvisory Agreements (Continued)

whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders; (vi) where applicable, comparisons of services rendered and amounts paid by other registered investment companies and any comparable advisory clients; and (vii) benefits realized or to be realized by the Subadviser from its relationship with the Fund. At each meeting, the Independent Trustees also received a memorandum from counsel describing their duties in connection with contract approvals, and they were assisted in their review by independent legal counsel.

As a part of its evaluation, the Board considered the assessment of performance made by the Investment Committee (which is comprised solely of Independent Trustees), which met on August 22, 2013 and November 19, 2013, respectively, to review data on the Subadvisers’ performance and data Wilshire had prepared on performance. Based upon its performance evaluation of all materials provided, the Board concluded that it was in the best interests of each Fund to approve the Advisory Agreement and each Subadvisory Agreement.

Nature, Extent and Quality of Services – Wilshire

With respect to the nature, extent and quality of services provided by the Adviser, the Board reviewed the functions performed by the Adviser, noting that the Adviser performs administrative functions on behalf of the Funds and engages and oversees subadvisers to manage the assets of the Funds, except for the Balanced Fund, which has a fund-of-funds structure whereby it invests in shares of certain funds advised by Wilshire. The Board considered the experience and skills of the senior management leading Fund operations, the experience and skills of the personnel performing the functions under the Advisory Agreement and the resources made available to such personnel. The Board considered the recent transition in senior management personnel and determined that the current personnel had the requisite skill sets. The Board also considered the compliance program established by the Adviser and the level of compliance maintained for the Funds. The Board concluded that appropriate resources were being provided under the agreement to administer the Trust’s affairs. The Board reviewed the processes used by the Adviser to select, monitor and replace subadvisers. The Board concluded that the Adviser was successful in negotiating favorable subadvisory agreements on behalf of the subadvised Funds. The Board concluded that the Adviser had a robust system in place for selecting, monitoring and terminating subadvisers, which system appeared to be reasonable. The Board also reviewed the Adviser’s financial condition, and considered the financial support provided by the Adviser to the Small Cap Fund and the International Equity Fund pursuant to a management fee waiver agreement. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Adviser to each Fund support renewal of the contract.

The Board reviewed information on the performance of each Fund for the annualized one , three , five- and ten-year periods ended September 30, 2013, as applicable, along with the performance information of a peer group of funds determined by Wilshire based upon the Morningstar database and in comparison to each Fund’s benchmark for the same periods ended September 30, 2013. For the Equity Fund, the Board noted that, although the Fund underperformed the median of its peer group and its benchmark for the one-, three-, five- and ten-year periods, the Equity Fund outperformed its benchmark for the quarter ended September 30, 2013 and the performance for the year to date ended September 30, 2013 was improving. For the Balanced Fund, the Board noted that, although the Fund underperformed the median of its peer group for the five- and ten-year periods and the benchmark for the one-, three, five- and ten-year periods, the Fund outperformed the median of its peer group for the one-year period and had competitive performance relative to its peer group for the three-year period. For the Small Cap Fund, the Board noted that, although the Fund underperformed the median of its peer group for the five- and ten-year periods, the Fund’s performance was competitive relative to its peer group for the one- and three-year periods. The Board also noted that the Small Cap Fund underperformed its benchmark for the one-, three- five- and ten-year periods but outperformed its benchmark for the quarter and year-to-date periods ended September 30, 2013. In addition, the Board noted that the Small Cap Fund’s investment mandate was changed from small cap growth to small cap blend in April 2013 and its benchmark was changed to the Russell 2000 Index at the same time, and that the Fund’s peer group and benchmark for contract review purposes are small cap blend and the Russell 2000 Index, respectively. For the Socially Responsible Fund, the Board noted that the Fund underperformed the median of its peer group and its benchmark for the one-, three-, five- and ten-year periods. However, the Board noted that the Socially Responsible Fund’s performance relative to its benchmark was improving for the quarter and year-to-date periods ended September 30, 2013. For the International Equity Fund, the Board noted that for the one-, three-, five- and ten-year periods, the Fund underperformed the median of its peer group and benchmark. The Board took into consideration the Adviser’s explanation that the deviation in performance was due to the International Equity Fund having a larger allocation to emerging markets, which underperformed developed markets, than the peer group. For the Income Fund, the Board

Wilshire Variable Insurance Trust Board Approval of Advisory and Subadvisory Agreements (Continued)

noted that the Fund outperformed the median of its peer group and benchmark for the three- and five-year periods and that performance had been competitive relative to its peer group and benchmark for the one- and ten-year periods. The Board also noted the Adviser’s explanation that the deviation in performance for the one-year period was due to the Income Fund’s slightly longer duration relative to the peer group. Based upon the above, the Board determined that, for each Fund, performance either met expectations or, given the circumstances, it was in the best interests of the Fund to continue the Advisory Agreement while the Board continues to monitor performance.

Advisory Fees

The Board reviewed each Fund’s advisory fee and total expense ratio and reviewed information comparing the actual advisory fee paid and total expense ratio to those of the peer group of funds. The Board concluded that for all Funds, other than the Socially Responsible Fund, the actual fees paid were in a competitive range with each Fund’s peer group. The Board noted that although the Small Cap Fund has a relatively higher net advisory fee in comparison to its peer group, the advisory fee charged to the Fund is primarily driven by the subadvisory fee paid, which the Board concluded was at a competitive level. The Board also noted that the advisory fee is not assessed on assets invested in other mutual funds. For the Socially Responsible Fund, the Board noted the small number and the disparate nature of the funds included in the peer group, which the Board determined caused the peer group to be less relevant. Therefore, the Board also took into consideration the contractual fees for the management of the other large blend fund of the Trust and the additional value and costs of the social screen process in evaluating the appropriateness of the fee. The Board also noted that pursuant to a management fee waiver agreement with the Adviser, the Adviser waives a portion of its advisory fees with respect to the Small Cap Fund and the International Equity Fund. As to total expenses, the Board noted that total expenses are influenced by the small size of the complex. The Board received information regarding contractual fees charged by the Adviser to other registered investment companies advised by the Adviser that were similar to the Funds and determined such fees were within a reasonable range to those of the applicable Funds. The Board concluded that the advisory fee for each Fund was reasonable and appropriate in amount.

Profitability to Wilshire and Economies of Scale

With respect to the profitability of the Advisory Agreement, the Board primarily considered the fee structure of the Advisory Agreement, including the costs of the services provided and the profits realized by the Adviser from its relationship with the Funds. The Board concluded that the profits realized by the Adviser were reasonable in comparison with the costs of providing investment advisory services to the Funds. In addition, the Board considered the extent to which economies of scale are realized and whether fee levels reasonably reflect economies of scale for the benefit of shareholders. The Board reviewed each Fund’s asset size, each Fund’s expense ratio, the advisory fee waivers currently in place and whether the investment process produced economies of scale. The Board noted that the advisory fee for all Funds includes a breakpoint. The Board concluded that each Fund’s advisory fee reasonably reflected appropriate recognition of any economies of scale.

Fall-Out Benefits – Wilshire

The Board considered the nature and amount of any benefits derived by the Adviser from its relationship with the Funds. The Board determined that the advisory fees were reasonable in light of these fall-out benefits.

Nature, Extent and Quality of Services – Subadvisers

As to each Subadvisory Agreement, the Board considered the nature, extent and quality of services provided or to be provided. The Board considered the reputation, qualifications and background of the Subadviser, investment approach of the Subadviser, the experience and skills of investment personnel responsible for the day-to-day management of each Fund, and the resources made available to such personnel. The Board also considered the Subadviser’s compliance with investment policies and general legal compliance. In addition, the Board considered the analysis provided under the Adviser’s oversight program, which concluded that each Subadviser was providing or would provide reasonable services and recommended that each Subadvisory Agreement for each Fund be approved.

The Board reviewed information comparing each Subadviser’s gross investment performance to a relevant benchmark. The Board noted that Ranger, with respect to the Small Cap Fund, had underperformed for the year-to-date period ended June 30, 2013, but determined it was appropriate to approve continuation of the Subadvisory Agreement since Ranger began managing the Fund in October 2011 and given the Adviser recommendation of approval and its commitment to monitor Ranger’s performance. With respect to LA Capital (Small Cap Fund), the Board noted that LA Capital’s investment mandate

Wilshire Variable Insurance Trust Board Approval of Advisory and Subadvisory Agreements (Continued)

was switched from small growth to small value during the quarter ended June 30, 2013 and, as a result, determined it was appropriate to approve continuation of the Subadvisory Agreement even though performance was too new to judge. The Board also noted that, although the Socially Responsible Fund had underperformed for the annualized one- and three-year periods ended June 30, 2013, it was appropriate to approve the continuation of ClearBridge’s Subadvisory Agreement given the Adviser’s recommendation of approval due to its satisfaction with the level of services provided and its belief that performance is in line with expectations since ClearBridge may underperform the benchmark in “bull markets.” The Board concluded that Western Asset and Western Asset Limited’s performance with respect to the Income Fund and Thomas White with respect to the International Equity Fund met acceptable levels of investment performance, exceeding the benchmark for all periods reviewed, and, therefore, was satisfactory. The Board also concluded that PanAgora’s performance with respect to the International Equity Fund met acceptable levels of investment performance, exceeding the benchmark for the one- and three-year periods ended June 30, 2012, and, therefore, was satisfactory. The Board determined to approve the Subadvisory Agreement with WCM with respect to the International Equity Fund, noting that WCM’s performance for managing products similar to the Fund exceeded the MSCI ACW ex US Index for the one-, three- and five-year periods ended June 30, 2013.

Subadvisory Fees

The Board considered each Fund’s subadvisory fees. The Board evaluated the competitiveness of the subadvisory fees based upon data supplied by each Subadviser about the fees charged to other clients. The Board also considered that the subadvisory fee rates were negotiated at arm’s length between the Adviser and each Subadviser, that the Adviser compensates the Subadviser from its fees, and that the aggregate advisory fee had been deemed reasonable by the Board.

For the Subadvisers that reported fees for “Other Clients” with comparable investment policies and services, the Board noted that most Subadvisers did not charge higher fees to the Adviser for the Funds than were charged to their Other Clients. For those Subadvisers where the fees charged to the Adviser were higher than that charged to Other Clients, the Board determined that the fees charged to the Adviser were competitive.

Based upon all of the above, the Board determined that the subadvisory fees for each Fund were reasonable.

Profitability to the Subadvisers

The Board noted that the Adviser compensates each Subadviser from its own advisory fees and that the fees were negotiated at arm’s length between the Adviser and each Subadviser. In addition, the Board noted that the revenues to the various Subadvisers were limited due to the size of the Funds. The Board took these factors into account in concluding that the subadvisory fees were reasonable.

Economies of Scale – Subadvisers

The Board considered whether there are economies of scale with respect to the subadvisory services provided to each Fund and whether the subadvisory fees reflect such economies of scale through breakpoints in fees. The Board also considered whether the effective subadvisory fee rate for each Fund under the Subadvisory Agreement is reasonable in relation to the asset size of such Fund. The Board concluded that the fee schedule for each Fund reflects an appropriate recognition of any economies of scale.

Fall-Out Benefits – Subadvisers

The Board also considered the character and amount of other incidental benefits received or to be received by each Subadviser. The Board considered each Subadviser’s soft dollar practices, as applicable. The Board concluded that, taking into account the benefits arising from these practices, the fees charged under each Subadvisory Agreement were reasonable.

Conclusion

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement and each Subadvisory Agreement are fair and reasonable and that the approval of the Advisory Agreement and each Subadvisory Agreement is in the best interests of each Fund.

Wilshire Variable Insurance Trust Tax Information (Unaudited)

Of the distributions made by the following Funds, the corresponding percentage represents the amount of each distribution which will qualify for the dividends received deduction available to corporate shareholders:

Fund	Percentage
Equity Fund	100.00%
Balanced Fund	25.60%
Socially Responsible Fund	100.00%

Wilshire Variable Insurance Trust Privacy Statement

At Wilshire Variable Insurance Trust, we appreciate the privacy concerns of our customers. We have established the following policies to maintain the privacy of information you share with us.

Information We Collect

We collect and retain nonpublic personal information about you that may include:

Information we receive on your account applications or other forms such as your name, address, financial information and/or social security number;

Information we receive about your mutual fund transactions, such as purchases, sales, exchanges and account balances; and

Information we collect through the use of Internet “cookies” when you access our website. Cookies are a collection of information stored on the local hard drive of an Internet user, used primarily by web servers to identify previous users and their preferences. A web server cannot find out a user’s name or email address, or anything about the user’s computer using cookies.

Information We May Share

We do not sell any of your nonpublic personal information to third parties. We may share the information we collect with affiliates or with non-affiliated third parties only when those parties are acting on our behalf in servicing your account, or as required by law. These third parties may include:

Administrative service providers who, for example, process transactions for your account, print checks or prepare account statements;

Companies that provide services for us to help market our products to you; and

Governmental or other legal agencies, as required by law.

When information is shared with third parties, they are legally obligated to maintain the confidentiality of the information and to limit their use of it to servicing your account, except as permitted or required by law.

Confidentiality And Security

Within our organization, we restrict access to your nonpublic personal information to authorized employees who need to access such information in order to provide services or products to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

As previously mentioned, we may collect information through the use of Internet “cookies” on our website. In addition, in order to provide you with access to your account via the web, it is necessary for us to collect certain nonpublic personal information such as your name, social security number and account information. Special measures such as data encryption and authentication apply to all nonpublic personal information and communications on our web site.

Applicability

Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be our customer. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should also consult that financial institution’s privacy policies.

The Wilshire Variable Insurance Trust values your business. We understand the importance of maintaining the integrity of your personal information and are committed to keeping your trust. Please contact us at 888-200-6796 if you have any questions concerning our policy.

Wilshire Variable Insurance Trust Annual Report December 31, 2013

Wilshire Variable Insurance Trust
Equity Fund Balanced Fund Income Fund	Small Cap Fund International Equity Fund Socially Responsible Fund

Board of Trustees
Margaret M. Cannella Roger A. Formisano Edward Gubman	Suanne K. Luhn George J. Zock Chairman of the Board

Officers of the Funds
Jason Schwarz President	James E. St. Aubin Vice President
Helen Thompson Vice President, Chief Compliance Officer	Nathan R. Palmer Vice President
Michael Wauters Treasurer	Reena Lalji Secretary
Gaurav Chopra Assistant Treasurer

Administrator
SEI Investments Global Funds Services
1 Freedom Valley Drive
Oaks, PA 19456

Transfer Agent
DST Systems, Inc.
333 W. 11th St.
Kansas City, MO 64105

Investment Adviser
Wilshire Associates Incorporated
1299 Ocean Avenue
Santa Monica, CA 90401-1085

Custodian
The Northern Trust Company
50 LaSalle Street
Chicago, IL 90401-1085

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Two Commerce Square
2001 Market Street, Suite 1700
Philadelphia, PA 19103-7042

Investment Subadvisers
Clear Bridge Investments LLC
620 8th Avenue
New York, NY 10018

Santa Barbara Asset Management, LLC
2049 Century Park East, 18th Floor
Los Angeles, CA 90067

TWIN Capital Management, Inc.
3244 Washington Road, Suite 202
McMurray, PA 15317

Los Angeles Capital Management
and Equity Research, Inc.
11150 Santa Monica Blvd., Suite 200
Los Angeles, CA 90025

WCM Investment Management
281 Brooks Street
Laguna Beach, CA 92651

Thomas White International, Ltd.
440 South LaSalle Street, Suite 3900
Chicago, IL 60605

Ranger Investment Management, L.P.
300 Crescent Court, Suite 1100
Dallas, TX 75201

Western Asset Management Company
117 E. Colorado Blvd., Suite 600
Pasadena, CA 91105

Western Asset Management Limited
155 Bishopsgate, London England
EC2M 3XG

This Page Intentionally Left Blank.

This Page Intentionally Left Blank.

Wilshire Variable Insurance Trust

Wilshire Associates Incorporated
1299 Ocean Avenue
Santa Monica, CA 90401
1-888-200-6796
WIL-AR-002-0600

Wilshire Variable Insurance Trust
ANNUAL REPORT 2015 ETF Fund 2025 ETF Fund 2035 ETF Fund
December 31, 2013

Wilshire Variable Insurance Trust Table of Contents

Shareholder Letter	1
Fund Commentaries	3
Disclosure of Fund Expenses	9
Schedules of Investments	11
Statements of Assets and Liabilities	13
Statements of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	17
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	25
Board Approval of Advisory Agreement	26
Additional Fund Information	28
Tax Information	31

Shares of the 2015 ETF Fund, 2025 ETF Fund and 2035 ETF Fund are sold only as the underlying investment for variable annuity contracts issued by insurance companies. This report is authorized for use in connection with any offering of a Fund’s shares only if accompanied or preceded by the Fund’s current prospectus.

Shares of the Wilshire Variable Insurance Trust are distributed by SEI Investments Distribution Co.

Wilshire Variable Insurance Trust Letter To Shareholders (Unaudited)

Dear Wilshire Variable Insurance Trust Shareholder:

We are pleased to present this annual report to all shareholders of the Wilshire Variable Insurance Trust Target Maturity Funds. This report covers the period from January 1, 2013 to December 31, 2013, for the 2015 ETF Fund, 2025 ETF Fund, and 2035 ETF Fund.

MARKET ENVIRONMENT

U.S. Equity Market

Supported by ongoing monetary stimulus and improving economic activity, domestic markets rallied in 2013 with the Wilshire 5000 IndexSM gaining 33.09% for the year, finishing 2013 at a new all-time high and posting the largest annual return since 1995. This advance marked the Wilshire 5000’s fifth consecutive year of positive returns and a 134.43% advance since the end of 2008. All style and size segments delivered very strong returns, with growth stocks outpacing value stocks across the capitalization spectrum and small capitalization securities outperforming their larger capitalization counterparts across all style segments.

After reaching new highs to start the second half of the year, the market retracted in August as rising tensions in the Middle East and the increased potential for earlier than expected reductions in stimulus from the Federal Reserve rattled investors. However, as tensions eased and the housing market continued to show improvement, the market rallied and again reached new all-time highs. By year end, investors strongly anticipated a gradual tapering of monetary stimulus and reacted favorably when the Federal Reserve finally announced that it would begin reducing its bond purchases by $10 billion per month starting in January 2014. Consumer Discretionary, Health Care, and Industrials were the best performing sectors for the year, returning 44.33%, 42.26%, and 41.77%, respectively, while the Telecom Services and Utilities sectors lagged on a relative basis, returning 16.30% and 14.86%, respectively.

International Equity Market

Developed international markets also had a strong year, with the Morgan Stanley Capital International (“MSCI”) EAFE Index returning 22.78%. Economic growth remained tepid within the Eurozone with second and third quarter GDP growing at 0.3% and 0.1%, respectively, officially marking the end to the region’s longest recession since WWII. By mid-November, concerns about low inflation prompted the European Central Bank (“ECB”) to lower its key lending rate to a record low of 0.25%. However, in December ECB President Mario Draghi expressed optimism about growth gaining traction in the region. Japan continued to rally during the second half of the year as the Bank of Japan expressed its continued support for the country’s massive monetary stimulus initiatives. The MSCI Japan Index returned 27.16% for the year. Conversely, slowing economic growth in several emerging markets, depreciating currencies, and fears over the impact of the tightening of U.S. monetary policy, led emerging markets to significantly trail developed markets for the year. The MSCI Emerging Markets Index returned -2.60% in 2013.

Bond Market

Fixed income performance was mixed in 2013. Investment grade bonds, Treasury inflation-protected securities, and interest rate sensitive and longer term bonds struggled, while high yield bonds, senior loans and shorter term securities finished the year in positive territory. Developed market bonds as a whole were essentially flat in 2013, while emerging market debt lost ground. Investors rotated into investment-grade and high yield corporate bonds during 2013, leading to tighter spreads relative to a year ago.

The Federal Reserve kept investors on edge throughout the year with uncertainty around when the tapering of monetary stimulus would begin. The 10-year Treasury yield rallied over the course of the year, rising 126 basis points and closing out the year yielding 3.04% – its highest level since July 2011. The Barclays U.S. Aggregate Bond Index returned -2.02% in 2013, its first annual loss since 1999 and worst yearly return since 1994. Both the Barclays EM Local Currency Government Universal Index and the Barclays Global Aggregate Index also struggled this year, returning -3.80% and -2.60%, respectively. Conversely, as investors searched for risk, higher yield bonds performed well with the Barclays Corporate U.S. High Yield Bond Index returning 7.44%.

1

Wilshire Variable Insurance Trust Letter To Shareholders (Unaudited) - (Continued)

FUND PERFORMANCE REVIEW

The Wilshire Variable Insurance Trust Target Maturity Funds struggled in 2013. The 2015 ETF Fund returned 10.38% for the year, underperforming the S&P Target Date 2015 Index return of 12.16%. The 2025 ETF Fund returned 12.22% for the year, underperforming the S&P Target Date 2025 Index return of 17.03%. The 2035 ETF Fund returned 14.97% for the year, underperforming the S&P Target Date 2035 Index return of 20.84%.

We are mindful that markets can behave erratically and current trends shift swiftly. You can expect us to continue to work diligently to manage your investments and seek to generate returns commensurate with the Funds’ investment objectives.

As always, we sincerely appreciate your continued support and confidence in Wilshire Associates.

Sincerely,

Jason Schwarz
President, Wilshire Variable Insurance Trust

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Annuity contract fees are not reflected in returns. If these fees were included, returns would be lower. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com.

Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular.

Investing involves risks including possible loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic, or political instability in other nations. Investments in smaller companies typically exhibit higher volatility. Bond and bond funds are subject to interest rate risk and will decline in value as interest rates rise. The 2015, 2025 & 2035 ETF Funds operate under a fund of funds structure, pursuant to which the Funds invest in exchange-traded funds (“ETFs”). An ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. Investing in ETFs, which are investment companies, involve duplication of advisory fees and certain other expenses. Shareholders of a Fund bear their proportionate share of the ETFs’ fees and expenses, as well as their share of the Fund’s fees and expenses. As a result, your cost of investing will be higher than the cost of investing directly in ETFs and may be higher than mutual funds that invest directly in stocks and bonds.

There can be no assurance that a Wilshire Variable Insurance Trust Target Maturity Fund will achieve its stated objectives. An investor may experience losses, at any time, including near, at or after the Fund’s target year. In addition, there is no guarantee that an investor’s investment in a Fund will provide any income at or through the years following the Fund’s target year in amounts adequate to meet the investor’s goals or retirement needs.

2

Wilshire Variable Insurance Trust 2015 ETF FUND Commentary (Unaudited)

2015 ETF FUND
Average Annual Total Return

One Year Ended 12/31/13	10.38%
Five Years Ended 12/31/13	11.10%
Inception (05/01/06) through 12/31/13	4.63%

S&P TARGET DATE 2015 INDEX(1)
Average Annual Total Return

One Year Ended 12/31/13	12.16%
Five Years Ended 12/31/13	10.54%
Inception (05/01/06) through 12/31/13	5.26%

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $10,000 Investment in the
2015 ETF Fund and the S&P Target Date 2015 Index through 12/31/13.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns.

(1)
The S&P Target Date 2015 Index (the “Index”) is designed to measure the performance of an investable asset allocation strategy that meets the investment objectives of an investor with an approximate 2015 target retirement horizon.

Since inception, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns would have been lower. For the year ended December 31, 2013, fees totaling 0.14% of average net assets were waived.

3

Wilshire Variable Insurance Trust 2015 ETF FUND Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING*
(As of December 31, 2013)

Developed stock markets around the world rallied in 2013 as economic activity began showing signs of sustained improvement and central banks continued supporting highly accommodative monetary policies. Stocks rallied to start the second half of the year after a strong jobs report was released and second quarter growth came in higher than analyst expectations. However, the market retracted in August as rising tensions in the Middle East and the increased potential for earlier than expected reductions in stimulus from the Federal Reserve rattled investors. In September the market reversed and moved upwards after the Federal Reserve announced that it would continue to support quantitative easing measures at the current rate. The year ended strong as investors reacted favorably to the Federal Reserve’s formal announcement of a reduction in bond purchases set to begin in 2014.

Fixed income securities underperformed this year as investors dealt with uncertainty around when the Federal Reserve would reduce its bond purchases. The U.S. bond market returned -2.02% for the year. Fear of rising interest rates pushed investment grade credit and longer duration bonds lower. Searching for less interest rate sensitive securities, investors moved into high yield and shorter duration bonds. The 10-year Treasury closed the year at 3.04%. In the third quarter, the Federal Reserve delay taping its bond purchases through the end of the year causing yields to temporarily retract. Interest rate volatility increased and yields again rose in the fourth quarter as investors grappled with the Federal Reserve’s timing on stimulus tapering.

Developed international stock markets underperformed the U.S. as the MSCI EAFE Index returned 22.78% in 2013. After a volatile first half of the year, international stock markets started the third quarter strong as European macro-economic data surprised on the upside. In the fourth quarter, accommodative monetary policy drove performance as the European Central Bank cut interest rates to a record low. Emerging markets significantly trailed in 2013 as the MSCI Emerging Markets Index returned -2.60% for the year. After rallying in October, emerging market stocks declined in November and December on fears that stronger than expected growth in the U.S. would lead to the Federal Reserve to taper its monetary stimulus program sooner rather than later.

The Fund returned 10.38% for the year ended December 31, 2013, underperforming the benchmark return of 12.16%. The Fund’s higher than the peer group allocation to fixed income securities weighed on performance this year. Within fixed income, a larger than the peer group allocation to Treasury Inflation Protected Securities also detracted from overall performance. Investors’ objectives of seeking capital appreciation and current income are balanced in the Fund’s portfolio, which maintained approximately 55.7% in diversified domestic and international equities, while investing the remaining 44.3% of its assets in high credit quality intermediate-term and short-term bond investments. In aggregate, the performance of fixed income significantly trailed the performance of equities in 2013.

*	Based on percent of Fund’s total investments in securities, at value. Includes investments held as collateral for securities on loan (See Note 6 in Notes to Financial Statements).

4

Wilshire Variable Insurance Trust 2025 ETF FUND Commentary (Unaudited)

2025 ETF FUND
Average Annual Total Return

One Year Ended 12/31/13	12.22%
Five Years Ended 12/31/13	11.32%
Inception (05/01/06) through 12/31/13	4.09%

S&P TARGET DATE 2025 INDEX(1)
Average Annual Total Return

One Year Ended 12/31/13	17.03%
Five Years Ended 12/31/13	12.77%
Inception (05/01/06) through 12/31/13	5.55%

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $10,000 Investment in the
2025 ETF Fund and the S&P Target Date 2025 Index through 12/31/13.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns.

(1)
The S&P Target Date 2025 Index (the “Index”) is designed to measure the performance of an investable asset allocation strategy that meets the investment objectives of an investor with an approximate 2025 target retirement horizon.

Since inception, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns would have been lower. For the year ended December 31, 2013, fees totaling 0.11% of average net assets were waived.

5

Wilshire Variable Insurance Trust 2025 ETF FUND Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING*
(As of December 31, 2013)

Developed stock markets around the world rallied in 2013 as economic activity began showing signs of sustained improvement and central banks continued supporting highly accommodative monetary policies. Stocks rallied to start the second half of the year after a strong jobs report was released and second quarter growth came in higher than analyst expectations. However, the market retracted in August as rising tensions in the Middle East and the increased potential for earlier than expected reductions in stimulus from the Federal Reserve rattled investors. In September the market reversed and moved upwards after the Federal Reserve announced that it would continue to support quantitative easing measures at the current rate. The year ended strong as investors reacted favorably to the Federal Reserve’s formal announcement of a reduction in bond purchases set to begin in 2014.

Fixed income securities underperformed this year as investors dealt with uncertainty around when the Federal Reserve would reduce its bond purchases. The U.S. bond market returned -2.02% for the year. Fear of rising interest rates pushed investment grade credit and longer duration bonds lower. Searching for less interest rate sensitive securities, investors moved into high yield and shorter duration bonds. The 10-year Treasury closed the year at 3.04%. In the third quarter, the Federal Reserve delay taping its bond purchases through the end of the year causing yields to temporarily retract. Interest rate volatility increased and yields again rose in the fourth quarter as investors grappled with the Federal Reserve’s timing on stimulus tapering.

Developed international stock markets underperformed the U.S. as the MSCI EAFE Index returned 22.78% in 2013. After a volatile first half of the year, international stock markets started the third quarter strong as European macro-economic data surprised on the upside. In the fourth quarter, accommodative monetary policy drove performance as the European Central Bank cut interest rates to a record low. Emerging markets significantly trailed in 2013 as the MSCI Emerging Markets Index returned -2.60% for the year. After rallying in October, emerging market stocks declined in November and December on fears that stronger than expected growth in the U.S. would lead to the Federal Reserve to taper its monetary stimulus program sooner rather than later.

The Fund returned 12.22% for the year ended December 31, 2013, underperforming the benchmark return of 17.03%. The Fund’s higher than the peer group allocation to fixed income securities weighed on performance this year. Within fixed income, a larger than the peer group allocation to Treasury Inflation Protected Securities also detracted from overall performance. Investors’ objectives of seeking capital appreciation and current income are balanced in the Fund’s portfolio, which maintained approximately 60% in diversified domestic and international equities, while investing the remaining 40% of its assets in high credit quality intermediate-term and short-term bond investments. In aggregate, the performance of fixed income significantly trailed the performance of equities in 2013.

*	Based on percent of Fund’s total investments in securities, at value. Includes investments held as collateral for securities on loan (See Note 6 in Notes to Financial Statements).

6

Wilshire Variable Insurance Trust 2035 ETF FUND Commentary (Unaudited)

2035 ETF FUND
Average Annual Total Return

One Year Ended 12/31/13	14.97%
Five Years Ended 12/31/13	11.92%
Inception (05/01/06) through 12/31/13	3.49%

S&P TARGET DATE 2035 INDEX(1)
Average Annual Total Return

One Year Ended 12/31/13	20.84%
Five Years Ended 12/31/13	14.27%
Inception (05/01/06) through 12/31/13	5.61%

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $10,000 Investment in the
2035 ETF Fund and the S&P Target Date 2035 Index through 12/31/13.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns.

(1)
The S&P Target Date 2035 Index (the “Index”) is designed to measure the performance of an investable asset allocation strategy that meets the investment objectives of an investor with an approximate 2035 target retirement horizon.

Since inception, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns would have been lower. For the year ended December 31, 2013, fees totaling 0.11% of average net assets were waived.

7

Wilshire Variable Insurance Trust 2035 ETF FUND Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING*
(As of December 31, 2013)

Developed stock markets around the world rallied in 2013 as economic activity began showing signs of sustained improvement and central banks continued supporting highly accommodative monetary policies. Stocks rallied to start the second half of the year after a strong jobs report was released and second quarter growth came in higher than analyst expectations. However, the market retracted in August as rising tensions in the Middle East and the increased potential for earlier than expected reductions in stimulus from the Federal Reserve rattled investors. In September the market reversed and moved upwards after the Federal Reserve announced that it would continue to support quantitative easing measures at the current rate. The year ended strong as investors reacted favorably to the Federal Reserve’s formal announcement of a reduction in bond purchases set to begin in 2014.

Fixed income securities underperformed this year as investors dealt with uncertainty around when the Federal Reserve would reduce its bond purchases. The U.S. bond market returned -2.02% for the year. Fear of rising interest rates pushed investment grade credit and longer duration bonds lower. Searching for less interest rate sensitive securities, investors moved into high yield and shorter duration bonds. The 10-year Treasury closed the year at 3.04%. In the third quarter, the Federal Reserve delay taping its bond purchases through the end of the year causing yields to temporarily retract. Interest rate volatility increased and yields again rose in the fourth quarter as investors grappled with the Federal Reserve’s timing on stimulus tapering.

Developed international stock markets underperformed the U.S. as the MSCI EAFE Index returned 22.78% in 2013. After a volatile first half of the year, international stock markets started the third quarter strong as European macro-economic data surprised on the upside. In the fourth quarter, accommodative monetary policy drove performance as the European Central Bank cut interest rates to a record low. Emerging markets significantly trailed in 2013 as the MSCI Emerging Markets Index returned -2.60% for the year. After rallying in October, emerging market stocks declined in November and December on fears that stronger than expected growth in the U.S. would lead to the Federal Reserve to taper its monetary stimulus program sooner rather than later.

The Fund returned 14.97% for the year ended December 31, 2013, underperforming the benchmark return of 20.84%. The Fund’s higher than the peer group allocation to fixed income securities weighed on performance this year. Within fixed income, a larger than the peer group allocation to Treasury Inflation Protected Securities also detracted from overall performance. Investors’ objectives of seeking capital appreciation and current income are balanced in the Fund’s portfolio, which maintained approximately 62.4% in diversified domestic and international equities, while investing the remaining 37.6% of its assets in high credit quality intermediate-term and short-term bond investments. In aggregate, the performance of fixed income significantly trailed the performance of equities in 2013.

~~*~~	Based on percent of Fund’s total investments in securities, at value. Includes investments held as collateral for securities on loan (See Note 6 in Notes to Financial Statements).

8

Wilshire Variable Insurance Trust Disclosure of Fund Expenses For the Six Months Ended December 31, 2013 (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for investment advisory, administrative services, distribution and/or shareholder services and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. The “Ending Account Value” shown is derived from hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Wilshire Variable Insurance Trust has no such charges or fees, but they may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.

9

Wilshire Variable Insurance Trust Disclosure of Fund Expenses - (Continued) For the Six Months Ended December 31, 2013 (Unaudited)

	Beginning Account Value 07/01/13	Ending Account Value 12/31/13	Expense Ratio(1)(2)	Expenses Paid During Period 07/01/13-12/31/13(3)(4)
2015 ETF Fund
Actual Fund Return	$1,000.00	$1,084.70	0.60%	$3.15
Hypothetical 5% Return	$1,000.00	$1,022.18	0.60%	$3.06
2025 ETF Fund
Actual Fund Return	$1,000.00	$1,091.50	0.60%	$3.16
Hypothetical 5% Return	$1,000.00	$1,022.18	0.60%	$3.06
2035 ETF Fund
Actual Fund Return	$1,000.00	$1,105.10	0.60%	$3.18
Hypothetical 5% Return	$1,000.00	$1,022.18	0.60%	$3.06

(1)	The expense ratio does not include the expenses of the underlying ETFs.

(2)	Annualized, based on the Fund’s expenses for the most recent fiscal half-year.

(3)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period, then divided by 365.

(4)	Expenses shown do not include annuity contract fees.

10

Wilshire Variable Insurance Trust Schedules of Investments December 31, 2013

	2015 ETF Fund
Shares		Value
EXCHANGE TRADED FUNDS — 97.6%
23,339	iShares Barclays TIPS Bond Fund	$2,564,956
40,400	Market Vectors Emerging Markets Local Currency Bond ETF	951,420
32,290	SPDR Barclays Capital High Yield Bond ETF	1,309,683
16,746	SPDR Barclays Capital International Treasury Bond ETF	966,914
96,640	Vanguard Europe Pacific ETF(a)	4,027,955
31,586	Vanguard FTSE Emerging Markets ETF(a)	1,299,448
11,390	Vanguard Global ex-U.S. Real Estate ETF	620,527
9,516	Vanguard REIT ETF(a)	614,353
56,480	Vanguard S&P 500 ETF	9,553,592
42,750	Vanguard Scottsdale Funds	3,535,425
39,550	Vanguard Short-Term Inflation-Protected Securities ETF	1,951,002
8,287	Vanguard Small-Cap Growth ETF(a)	1,013,500
13,849	Vanguard Small-Cap Value ETF	1,348,477
36,290	Vanguard Total Bond Market ETF	2,902,837

Total Exchange Traded Funds — 97.6%
(Cost $28,584,085)		32,660,089

SHORT-TERM INVESTMENTS (c) — 11.9%
816,568	Northern Trust Institutional Government Select Portfolio, 0.01%	816,568
3,164,775	Northern Trust Institutional Liquid Asset Portfolio, 0.01% (b)	3,164,775

Total Short-Term Investments — 11.9%
(Cost $3,981,343)		3,981,343

Total Investments — 109.5%
(Cost $32,565,428)		36,641,432

Other Assets & Liabilities, Net — (9.5)%		(3,194,875)

NET ASSETS — 100.0%		$33,446,557

	2025 ETF Fund
Shares		Value
EXCHANGE TRADED FUNDS — 97.1%
25,368	iShares Barclays TIPS Bond Fund	$2,787,943
58,530	Market Vectors Emerging Markets Local Currency Bond ETF	1,378,382
35,086	SPDR Barclays Capital High Yield Bond ETF	1,423,088
24,262	SPDR Barclays Capital International Treasury Bond ETF	1,400,888
163,380	Vanguard Europe Pacific ETF	6,809,678
45,761	Vanguard FTSE Emerging Markets ETF(a)	1,882,608
16,500	Vanguard Global ex-U.S. Real Estate ETF	898,920
13,790	Vanguard REIT ETF(a)	890,282
87,660	Vanguard S&P 500 ETF(a)	14,827,689
61,930	Vanguard Scottsdale Funds	5,121,611
38,200	Vanguard Short-Term Inflation-Protected Securities ETF	1,884,406
12,010	Vanguard Small-Cap Growth ETF(a)	1,468,823
25,087	Vanguard Small-Cap Value ETF	2,442,721
52,582	Vanguard Total Bond Market ETF	4,206,035

Total Exchange Traded Funds — 97.1%
(Cost $40,833,916)		47,423,074

SHORT-TERM INVESTMENTS (c) — 12.2%
1,416,431	Northern Trust Institutional Government Select Portfolio, 0.01%	1,416,431
4,554,967	Northern Trust Institutional Liquid Asset Portfolio, 0.01% (b)	4,554,967

Total Short-Term Investments — 12.2%
(Cost $5,971,398)		5,971,398

Total Investments — 109.3%
(Cost $46,805,314)		53,394,472

Other Assets & Liabilities, Net — (9.3)%		(4,568,032)

NET ASSETS — 100.0%		$48,826,440

See Notes to Financial Statements.

11

Wilshire Variable Insurance Trust Schedules of Investments - (Continued) December 31, 2013

	2035 ETF Fund
Shares		Value
EXCHANGE TRADED FUNDS — 95.7%
19,721	iShares Barclays TIPS Bond Fund	$2,167,338
45,510	Market Vectors Emerging Markets Local Currency Bond ETF	1,071,761
27,280	SPDR Barclays Capital High Yield Bond ETF	1,106,477
18,866	SPDR Barclays Capital International Treasury Bond ETF	1,089,323
258,570	Vanguard Europe Pacific ETF	10,777,198
53,369	Vanguard FTSE Emerging Markets ETF(a)	2,195,601
19,240	Vanguard Global ex-U.S. Real Estate ETF	1,048,195
16,084	Vanguard REIT ETF(a)	1,038,383
119,280	Vanguard S&P 500 ETF	20,176,212
65,670	Vanguard Scottsdale Funds	5,430,909
22,280	Vanguard Short-Term Inflation-Protected Securities ETF	1,099,072
14,009	Vanguard Small-Cap Growth ETF(a)	1,713,301
23,411	Vanguard Small-Cap Value ETF(a)	2,279,529
54,514	Vanguard Total Bond Market ETF	4,360,574

Total Exchange Traded Funds — 95.7%
(Cost $47,139,778)		55,553,873

SHORT-TERM INVESTMENTS (c) — 18.5%
2,490,807	Northern Trust Institutional Government Select Portfolio, 0.01%	2,490,807
8,257,199	Northern Trust Institutional Liquid Asset Portfolio, 0.01% (b)	8,257,199

Total Short-Term Investments — 18.5%
(Cost $10,748,006)		10,748,006

Total Investments — 114.2%
(Cost $57,887,784)		66,301,879

Other Assets & Liabilities, Net — (14.2)%		(8,269,256)

NET ASSETS — 100.0%		$58,032,623

As of December 31, 2013, each of the Fund’s investments is considered Level 1. During the year ended Deccmber 31, 2013, there have been no transfers between Level 1 and Level 2 assets and liabilities. Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

(a)
This security or a partial position of this security is on loan at December 31, 2013. The total market value of securities on loan at December 31, 2013 for the 2015 ETF Fund, 2025 ETF Fund and 2035 ETF Fund was $3,110,451, $4,477,629 and $8,114,184, respectively.

(b)
This security was purchased with cash collateral held from securities on loan. The total value of such securities at December 31, 2013 for 2015 ETF Fund, 2025 ETF Fund and 2035 ETF Fund was $3,164,775, $4,554,967 and $8,257,199, respectively.

(c)	Rate shown is the 7-day effective yield as of December 31, 2013.

ETF — Exchange Traded Fund
FTSE — Financial Times and the London Stock Exchange
REIT — Real Estate Investment Trust
S&P — Standard & Poor’s
SPDR — Standard & Poor’s Depositary Receipt
TIPS — Treasury Inflationary Protection Securities

See Notes to Financial Statements.

12

Wilshire Variable Insurance Trust Statements of Assets and Liabilities December 31, 2013

	2015 ETF FUND		2025 ETF FUND		2035 ETF FUND
ASSETS:
Investments in securities, at value (Note 2)	$36,641,432	*	$53,394,472	*	$66,301,879	*
Dividends and interest receivable	12,617		15,973		12,429
Receivable for Fund shares sold	28,495		66,089		87,388
Total assets	36,682,544		53,476,534		66,401,696

LIABILITIES:
Payable upon return on securities loaned	3,164,775		4,554,967		8,257,199
Payable for Fund shares redeemed	30,937		44,896		55,359
Distribution fees payable (Note 4)	7,003		10,028		11,796
Investment advisory fees payable (Note 3)	2,753		7,260		7,766
Administration fees payable	1,955		2,846		3,369
Trustees' fees payable	1,025		1,494		1,770
Chief Compliance Officer expenses payable	135		196		233
Other accrued expenses	27,404		28,407		31,581
Total liabilities	3,235,987		4,650,094		8,369,073

NET ASSETS	$33,446,557		$48,826,440		$58,032,623

NET ASSETS consist of:
Paid-in capital	$27,906,874		$41,073,831		$48,563,557
Undistributed net investment income	563,118		691,667		791,079
Accumulated net realized gain on investments	900,561		471,784		263,892
Net unrealized appreciation of investments	4,076,004		6,589,158		8,414,095

NET ASSETS	$33,446,557		$48,826,440		$58,032,623

SHARES OUTSTANDING:
(Unlimited shares authorized)	2,733,213		4,145,539		5,066,258

NET ASSET VALUE:
(Offering and redemption price per share)	$12.24		$11.78		$11.45

Investments, at cost (Note 2)	$29,400,653		$42,250,347		$49,630,585
Securities on Loan	3,164,775		4,554,967		8,257,199

* Includes Market Value of Securities on Loan	$3,110,451		$4,477,629		$8,114,184

See Notes to Financial Statements.

13

Wilshire Variable Insurance Trust Statements of Operations For the Year Ended December 31, 2013

	2015 ETF FUND	2025 ETF FUND	2035 ETF FUND
INVESTMENT INCOME:
Dividend income	$744,961	$1,030,236	$1,214,928
Interest income	47	128	139
Income from Security Lending	12,734	11,995	19,053
Total income	757,742	1,042,359	1,234,120

EXPENSES:
Investment advisory fees (Note 3)	80,406	109,762	125,292
Distribution fees (Note 4)	80,406	109,762	125,292
Administration fees (Note 3)	22,514	30,733	35,082
Trustees' fees and expenses (Note 3)	5,508	7,473	8,533
Chief Compliance Officer expenses	58	99	126
Audit fees	10,054	10,208	10,292
Legal fees	7,760	10,419	11,848
Printing fees	7,865	11,298	13,603
Custodian fees	18,659	15,383	16,702
Transfer agent fees	4,474	5,223	6,009
Other	1,475	1,980	2,255
Total expenses	239,179	312,340	355,034
Fees waived by Adviser (Note 3)	(45,932)	(48,606)	(53,990)
Net expenses	193,247	263,734	301,044

Net investment income	564,495	778,625	933,076

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS (Notes 2 and 5):
Net realized gains from:
Sales of investments	907,139	523,040	272,907

Net change in unrealized appreciation on investments	1,626,266	3,722,328	5,827,383

Net realized and unrealized gain on investments	2,533,405	4,245,368	6,100,290

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,097,900	$5,023,993	$7,033,366

See Notes to Financial Statements.

14

Wilshire Variable Insurance Trust Statements of Changes in Net Assets For the Year Ended December 31, 2013

	2015 ETF FUND	2025 ETF FUND	2035 ETF FUND
OPERATIONS:
Net investment income	$564,495	$778,625	$933,076
Net realized gains from sales of investments	907,139	523,040	272,907
Net change in unrealized appreciation on investments	1,626,266	3,722,328	5,827,383
Net increase in net assets resulting from operations	3,097,900	5,023,993	7,033,366

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(599,523)	(831,269)	(986,094)
Net realized capital gains	(281,810)	—	(102,825)
Total distributions to shareholders	(881,333)	(831,269)	(1,088,919)

CAPITAL STOCK TRANSACTIONS: (DOLLARS)
Shares sold	5,938,982	8,783,780	11,265,061
Shares issued as reinvestment of distributions	881,333	831,269	1,088,919
Shares redeemed	(5,881,573)	(3,619,200)	(3,015,339)

Net increase in net assets from capital stock transactions	938,742	5,995,849	9,338,641

Net increase in net assets	3,155,309	10,188,573	15,283,088

NET ASSETS:
Beginning of year	30,291,248	38,637,867	42,749,535
End of year	$33,446,557	$48,826,440	$58,032,623

Undistributed net investment income at end of period	$563,118	$691,667	$791,079

CAPITAL SHARE TRANSACTIONS:
Shares sold	495,901	777,123	1,031,959
Shares issued as reinvestment of distributions	72,084	70,686	95,308
Shares redeemed	(494,586)	(318,788)	(274,637)

Net increase in shares outstanding	73,399	529,021	852,630

Amounts designated as “—” are $0.

See Notes to Financial Statements.

15

Wilshire Variable Insurance Trust Statements of Changes in Net Assets For the Year Ended December 31, 2012

	2015 ETF FUND	2025 ETF FUND	2035 ETF FUND
OPERATIONS:
Net investment income	$579,921	$721,231	$818,390
Net realized gain from sales of investments	295,898	(25,068)	119,580
Net change in unrealized appreciation on investments	2,384,091	3,341,573	3,872,862
Net increase in net assets resulting from operations	3,259,910	4,037,736	4,810,832

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(664,131)	(680,877)	(679,998)
Net realized capital gains	(42,071)	(634,525)	(1,204,396)
Total distributions to shareholders	(706,202)	(1,315,402)	(1,884,394)

CAPITAL STOCK TRANSACTIONS: (DOLLARS)
Shares sold	4,242,246	7,921,962	9,108,007
Shares issued as reinvestment of distributions	706,201	1,315,400	1,884,391
Shares redeemed	(2,793,052)	(2,863,747)	(2,129,290)

Net increase in net assets from capital stock transactions	2,155,395	6,373,615	8,863,108

Net increase in net assets	4,709,103	9,095,949	11,789,546

NET ASSETS:
Beginning of period	25,582,145	29,541,918	30,959,989
End of period	$30,291,248	$38,637,867	$42,749,535

Undistributed net investment income at end of period	$592,397	$735,836	$835,130

CAPITAL SHARE TRANSACTIONS:
Shares sold	381,155	753,628	913,020
Shares issued as reinvestment of distributions	62,418	123,210	185,923
Shares redeemed	(250,405)	(271,028)	(211,523)

Net increase in shares outstanding	193,168	605,810	887,420

Amounts designated as “—” are either $0, or have been rounded to $0.

See Notes to Financial Statements.

16

Wilshire Variable Insurance Trust 2015 ETF Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Net asset value, beginning of year	$11.39	$10.37	$10.37	$9.37	$8.02

Income from investment operations:
Net investment income1	0.22	0.24	0.27	0.16	0.08
Net realized and unrealized gain/(loss) on investments	0.96	1.06	(0.11)	0.91	1.56
Total from investment operations	1.18	1.30	0.16	1.07	1.64

Less distributions:
From net investment income	(0.22)	(0.26)	(0.16)	(0.07)	(0.28)
From capital gains	(0.11)	(0.02)	0.00	0.00	(0.01)
Total distributions	(0.33)	(0.28)	(0.16)	(0.07)	(0.29)

Net asset value, end of year	$12.24	$11.39	$10.37	$10.37	$9.37

Total return2	10.38%	12.48%	1.56%	11.41%	20.49%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$33,447	$30,291	$25,582	$25,559	$21,489
Operating expenses including reimbursement/waiver/recoupment†	0.60%	0.60%	0.60%	0.60%	0.59	%3
Operating expenses excluding reimbursement/waiver/recoupment†	0.74%	0.71%	0.71%	0.68%	0.62%
Net investment income†	1.82%	2.15%	2.55%	1.70%	0.97%
Portfolio turnover rate	23%	11%	70%	37%	107%

†	These ratios do not include expenses from the affiliated funds held prior to October 8, 2009, or ETFs.

1
The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

2
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

3
On October 1, 2009, the Fund began accruing expenses under a 12b-1 plan which caused expenses to exceed the expense cap of 0.60%, resulting in expenses which were waived. Prior to October 1, 2009, the Fund ran at or below its expense cap of 0.60%.

See Notes to Financial Statements.

17

Wilshire Variable Insurance Trust 2025 ETF Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Net asset value, beginning of year	$10.68	$9.81	$9.90	$8.91	$7.54

Income from investment operations:
Net investment income1	0.21	0.23	0.25	0.16	0.09
Net realized and unrealized gain/(loss) on investments	1.09	1.01	(0.22)	0.89	1.46
Total from investment operations	1.30	1.24	0.03	1.05	1.55

Less distributions:
From net investment income	(0.20)	(0.19)	(0.12)	(0.06)	(0.17)
From capital gains	0.00	(0.18)	0.00	0.00	(0.01)
Total distributions	(0.20)	(0.37)	(0.12)	(0.06)	(0.18)

Net asset value, end of year	$11.78	$10.68	$9.81	$9.90	$8.91

Total return2	12.22%	12.73%	0.26%	11.77%	20.60%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$48,826	$38,638	$29,542	$24,587	$16,665
Operating expenses including reimbursement/waiver/recoupment†	0.60%	0.60%	0.60%	0.60%	0.59	%3
Operating expenses excluding reimbursement/waiver/recoupment†	0.71%	0.71%	0.72%	0.70%	0.65%
Net investment income†	1.85%	2.19%	2.48%	1.73%	1.13%
Portfolio turnover rate	12%	6%	66%	32%	100%

†	These ratios do not include expenses from the affiliated funds held prior to October 8, 2009, or ETFs.

1
The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

2
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

3
On October 1, 2009, the Fund began accruing expenses under a 12b-1 plan which caused expenses to exceed the expense cap of 0.60%, resulting in expenses which were waived. Prior to October 1, 2009, the Fund ran at or below its expense cap of 0.60%.

See Notes to Financial Statements.

18

Wilshire Variable Insurance Trust 2035 ETF Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Net asset value, beginning of year	$10.15	$9.31	$9.57	$8.55	$7.14

Income from investment operations:
Net investment income1	0.21	0.23	0.23	0.14	0.09
Net realized and unrealized gain/(loss) on investments	1.31	1.07	(0.39)	0.93	1.41
Total from investment operations	1.52	1.30	(0.16)	1.07	1.50

Less distributions:
From net investment income	(0.20)	(0.16)	(0.10)	(0.05)	(0.08)
From capital gains	(0.02)	(0.30)	0.00	0.00	(0.01)
Total distributions	(0.22)	(0.46)	(0.10)	(0.05)	(0.09)

Net asset value, end of year	$11.45	$10.15	$9.31	$9.57	$8.55

Total return2	14.97%	14.09%	(1.68)%	12.52%	21.03%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$58,033	$42,750	$30,960	$25,019	$16,378
Operating expenses including reimbursement/waiver/recoupment†	0.60%	0.60%	0.60%	0.60%	0.60%
Operating expenses excluding reimbursement/waiver/recoupment†	0.71%	0.71%	0.72%	0.70%	0.69%
Net investment income†	1.93%	2.30%	2.41%	1.64%	1.12%
Portfolio turnover rate	7%	6%	74%	35%	96%

†	These ratios do not include expenses from the affiliated funds held prior to October 8, 2009, or ETFs.

1
The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

2
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

See Notes to Financial Statements.

19

Wilshire Variable Insurance Trust Notes to Financial Statements December 31, 2013

1. Organization.

The Wilshire Variable Insurance Trust (the “Trust”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940 (“1940 Act”), which offers units of beneficial interest (shares) in 9 separate investment portfolios. The portfolios presented in these financial statements are: 2015 ETF Fund, 2025 ETF Fund and 2035 ETF Fund (collectively the “Funds”, each a “Fund” of the Trust). The Funds operate under a fund of funds structure and at this time invest substantially all of their assets in unaffiliated exchange-traded funds (“ETF” or “ETFs”), which primarily invest in equity and fixed income securities, according to an asset allocation strategy designed for investors planning to retire in certain target years. The financial statements for the other Funds of the Trust managed by Wilshire Associates Incorporated (“Wilshire” or the “Adviser”) are included in a separate annual report. Shares may be purchased by insurance company separate accounts for certain variable insurance contracts and by plan sponsors of qualified retirement plans.

Funds’ Investment Objectives:

High total return until each respective Fund’s target retirement date. Thereafter, high current income and, as a secondary objective, capital appreciation. Each Fund is designed to provide a mix of assets with a risk/return profile that is appropriate for the participant’s age in connection with his/her anticipated target retirement date. The risk/return profile of the Funds will adjust with time and become more conservative.

2. Significant Accounting Policies.

Use of estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates and these differences could be material.

Security valuation — A Fund’s investment in an ETF is valued at the ETF’s net asset value or is valued at market price, depending upon whether a Fund purchased the ETF directly from the ETF in “creation units” or on an exchange, as applicable.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

•	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For the year ended December 31, 2013, there have been no significant changes to the Funds’ fair value methodologies and there have been no transfers between Level 1 and Level 2 assets and liabilities. For the year ended December 31, 2013, there were no Level 3 securities held by the Funds.

Fair value measurement classifications are summarized in the Funds’ Schedules of Investments.

20

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2013

Security transactions and investment income — Security transactions are recorded on a trade date basis. Dividend income and realized gain distributions from the ETFs are recorded on the ex-dividend date. Interest income accrues daily. Securities gains and losses are determined on the basis of identified cost.

Expense policy — Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all funds of the Trust in relation to the net assets of each fund or another reasonable basis. Expenses which are attributable to the Trust and the Wilshire Mutual Funds, Inc. are allocated across the Trust and the Wilshire Mutual Funds, Inc. based upon relative net assets or another reasonable basis.

Distributions to shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid annually. The Funds’ net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Additional distributions of net investment income and capital gains may be made at the discretion of the Board of Trustees in order to avoid the application of a 4% non-deductible federal excise tax.

3. Investment Advisory Fee and Other Transactions With Affiliates.

The Trust employs the Adviser to manage the investment and reinvestment of the assets of the Funds and to continuously review, oversee and administer the Funds’ investment programs.

Pursuant to the Advisory Agreement (the “Agreement”) between the Funds and Wilshire, Wilshire charges annual management fees of 0.25% of average daily net assets of the 2015 ETF Fund, 2025 ETF Fund and the 2035 ETF Fund. Wilshire has entered into a contractual expense limitation agreement (the “Expense Limitation Agreement”) with the Funds to waive a portion of its management fee and/or reimburse expenses to limit annual operating expenses to 0.60% (exclusive of ETF fees and expenses) of average daily net assets for each of the Funds. This agreement to limit expenses continues through at least April 30, 2014. Wilshire may recoup the amount of any management fee waived or expense reimbursed within three years after the year in which Wilshire incurred the expense if the recoupment does not exceed the existing expense limitation for each Fund, or the limitation at the time of the waiver. At December 31, 2013, the amounts of waivers subject to recoupment for the 2015 ETF Fund, 2025 ETF Fund and the 2035 ETF Fund were $29,870, $33,265 and $34,342, respectively, expiring in 2014; $30,654, $36,557, and $39,348, respectively, expiring in 2015; and $45,932, $48,606 and $53,990, respectively, expiring in 2016. The Adviser cannot recapture any expenses or fees it waived or reimbursed prior to August 21, 2009 under the prior Expense Limitation Agreement.

For the year ended December 31, 2013, the Adviser waived expenses in the amounts listed below.

Fund	Fees Waived
2015 ETF Fund	$45,932
2025 ETF Fund	48,606
2035 ETF Fund	53,990

Because the ETFs have varied fee and expense levels and the Funds may own different proportions of the ETFs at different times, the amount of fees and expenses incurred indirectly by a Fund will vary.

SEI Investments Global Funds Services (“SEI”) serves as the Trust’s administrator and accounting agent pursuant to an administration agreement dated May 30, 2008. DST Systems, Inc. serves as the Trust’s transfer agent and dividend disbursing agent. The Northern Trust Company (“Northern Trust”) serves as the Trust’s custodian. SEI Investments Distribution Co. serves as the Trust’s distributor.

Officers’ and Trustees’ expenses — The officers of the Trust are affiliated with and receive remuneration from the Adviser. The Trust does not pay any remuneration to its officers. The Trust and the Wilshire Mutual Funds, Inc. together pay each independent trustee an annual retainer of $18,000, an annual additional Board chairperson retainer of $12,000, a Board in-person meeting fee of $2,000, a Board telephonic meeting fee of $1,000, an annual Committee member retainer of $8,000, and a Committee telephonic meeting fee of $500.

21

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2013

4. Distribution and Shareholder Services Plan.

The Funds have adopted a plan under Rule 12b-1 of the 1940 Act that provides for a fee of up to 0.25% of each Fund’s average net assets payable to SEI Investments Distribution Co. (the “Distributor”) to reimburse the Distributor for distribution and shareholder services provided to shareholders.

5. Security Transactions.

For the year ended December 31, 2013, the aggregate cost of purchases and proceeds from sales of investments, were as follows:

Fund	Purchases	Proceeds from Sales
2015 ETF Fund	$7,316,588	$7,175,931
2025 ETF Fund	10,595,068	5,233,817
2035 ETF Fund	10,658,394	3,219,583

6. Securities Lending.

The Funds may seek additional income by lending their securities on a short-term basis to banks, brokers and dealers in return for cash collateral, which is invested in short-term securities. A Fund may return a portion of the interest earned to the borrower or a third party which is unaffiliated with the Trust and acting as a “placing broker.” A Fund receives compensation for lending securities in the form of fees. A Fund also continues to receive dividends on the securities loaned. Security loans are secured at all times by collateral. It is the Trust’s policy that the collateral be equal to at least 102% of the market value of the securities loaned (105% if the collateral and securities loaned are denominated in different currencies) plus accrued interest when the transaction is entered into, and that the collateral supporting loans be remarked daily. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of securities loans were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Northern Trust, the Funds’ custodian, acts as the securities lending agent for the Funds. The value of the securities on loan and the value of the related collateral at December 31, 2013 are shown on the Statement of Assets and Liabilities. The Northern Trust Institutional Liquid Asset Portfolio was purchased with proceeds from collateral received from securities on loan. At December 31, 2013, $3,164,775, $4,554,967 and $8,257,199 of this cash equivalent represents the collateral received for securities on loan in the 2015 ETF, 2025 ETF Fund and the 2035 ETF Fund, respectively.

7. Significant Shareholder Activity.

On December 31, 2013, the Funds had the following concentrations of shareholders holding 10% or more of the outstanding shares of the Funds. These represent omnibus shareholder accounts.

Fund
2015 ETF Fund (1 omnibus shareholder)	97%
2025 ETF Fund (1 omnibus shareholder)	97%
2035 ETF Fund (1 omnibus shareholder)	98%

22

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2013

8. Tax Information.

No provision for federal income taxes is required because each Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distributes to shareholders all of its taxable income and gains. Federal income tax regulations differ from accounting principles generally accepted in the United States of America; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing a Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The federal tax cost, unrealized appreciation and depreciation at December 31, 2013 for each Fund is as follows:

Fund	Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
2015 ETF Fund	$32,573,784	$4,652,284	$(584,635)	$4,067,649
2025 ETF Fund	46,805,314	7,318,310	(729,152)	6,589,158
2035 ETF Fund	57,892,960	9,120,719	(711,800)	8,408,919

The differences between book and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales on all Funds.

The tax character of distributions declared for the years ended December 31, 2013 and 2012, respectively were as follows:

Fund	2013 Ordinary Income	2013 Capital Gains	2012 Ordinary Income	2012 Capital Gains
2015 ETF Fund	$620,001	$261,332	$664,131	$42,071
2025 ETF Fund	831,269	—	680,877	634,525
2035 ETF Fund	986,094	102,825	679,998	1,204,396

At December 31, 2013, the components of distributable earnings on a tax basis were as follows:

	2015 ETF Fund	2025 ETF Fund	2035 ETF Fund
Undistributed ordinary income	$563,121	$691,664	$791,082
Accumulated capital gain	908,916	471,779	269,076
Unrealized appreciation	4,067,649	6,589,158	8,408,919
Other temporary differences	(3)	8	(8)
Total distributable earnings	$5,539,683	$7,752,609	$9,469,066

During the year ended December 31, 2013, the 2025 ETF Fund utilized all of its capital loss carryforwards of $39,726, to offset capital gains.

23

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2013

9. Reclassifications.

Accounting principles generally accepted in the United Stares of America require that certain components of net assets be reclassified between financial and tax reporting. The reclassifications primarily relate to the recharacterization of distributions and short-term capital gains received from mutual fund investments. These reclassifications have no effect on net assets or net asset values per share. As of December 31, 2013, the reclassifications were as follows:

Fund	Increase Undistributed Investment Income	Decrease Net Realized Capital Gains/(Losses)
2015 ETF Fund	$5,749	$(5,749)
2025 ETF Fund	8,475	(8,475)
2035 ETF Fund	8,967	(8,967)

10. Indemnifications.

In the normal course of business, the Trust on behalf of the Funds enters into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

11. Credit Risk.

Certain securities in which an ETF may invest are backed by credit enhancements from various financial institutions and financial guarantee assurance agencies. These credit enhancements reinforce the credit quality of the individual securities; however, if any of the financial institutions or financial guarantee assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if any of the ETFs concentrate their credit enhancements in any one financial institution, the risk of credit quality deterioration increases. The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to pre-payment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs. An ETF’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

12. New Accounting Pronouncement.

In June 2013, the Financial Accounting Standards Board issued an update (“ASU 2013-08”) to ASC Topic 946, Financial Services - Investment Companies (“Topic 946”). ASU 2013-08 amends the guidance in Topic 946 for determining whether an entity qualifies as an investment company and requires certain additional disclosures. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. Management is currently evaluating the impact, if any, of ASU 2013-08 on the Funds’ financial statements.

13. Subsequent Event Evaluation.

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

24

Wilshire Variable Insurance Trust Report Of Independent Registered Public Accounting Firm

To the Board of Trustees of Wilshire Variable Insurance Trust and Shareholders of
2015 ETF Fund, 2025 ETF Fund and 2035 ETF Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of 2015 ETF Fund, 2025 ETF Fund and 2035 ETF Fund (three series of Wilshire Variable Insurance Trust, hereafter referred to as the “Funds”) at December 31, 2013, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2013 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2014

25

Wilshire Variable Insurance Trust Board Approval Of Advisory Agreement

During the six months ended December 31, 2013, the Board of Trustees (the “Board”) of Wilshire Variable Insurance Trust (the “Trust”) approved the renewal for an additional one-year term of the Trust’s advisory agreement (the “Advisory Agreement”) with Wilshire Associates Incorporated (“Wilshire” or the “Adviser”) on behalf of the Wilshire 2015 ETF Fund, Wilshire 2025 ETF Fund and Wilshire 2035 ETF Fund (the “Funds”).

The information in this summary outlines the Board’s considerations associated with its approval of the Advisory Agreement. In connection with its deliberations regarding the continuation of this relationship, the Board considered such information and factors as it believed to be relevant. As described below, the Board considered the nature, extent and quality of the services performed by Wilshire under the existing advisory arrangement; comparative fees and expense ratios; the profits to be realized by Wilshire; the extent to which Wilshire realizes economies of scale; and whether any fall-out benefits are being realized by Wilshire. In considering these matters, the Board was advised with respect to relevant legal standards by independent counsel. In addition, the Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940 (the “Independent Trustees”) discussed the renewal of the Advisory Agreement with management and in private sessions with counsel at which no representatives of Wilshire were present.

As required by the Investment Company Act of 1940, the approval was confirmed by the separate vote of the Independent Trustees. In deciding to approve the renewal of the Advisory Agreement, the Board did not identify any single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Information Requested and Received

The Board, including all the Independent Trustees, considered the renewal of the Advisory Agreement pursuant to a process that concluded at the Board’s November 20, 2013 meeting, following an extensive process. At the direction of the Independent Trustees, counsel to the Trust and the Independent Trustees sent a memorandum to the Adviser requesting information regarding the Advisory Agreement to be provided to the Trustees in advance of a meeting of the Independent Trustees held prior to the Board meeting on November 20, 2013.

In response to the request for information, the Trustees received information from the Adviser as to each of the Funds describing: (i) the nature, extent and quality of services provided; (ii) the investment performance of each Fund as provided by Wilshire based upon data gathered from the Morningstar Direct database (“Morningstar”), along with the comparison to its benchmark index; (iii) the costs of services provided and estimated profits realized by the Adviser; (iv) the extent to which economies of scale are realized; (v) any economies of scale realized by the Adviser and any sharing of such for the benefit of Fund shareholders; (vi) comparisons of services rendered and amounts paid by other registered investment companies as provided by Wilshire based upon data gathered from Morningstar, and (vii) benefits realized by the Adviser from its relationship with each Fund. The Independent Trustees also received a memorandum from counsel describing their duties in connection with contract approvals, and they were assisted in their review by independent legal counsel.

As a part of its evaluation, the Board considered the assessment of performance made by the Investment Committee (which is comprised solely of Independent Trustees), which met on November 19, 2013 to review data Wilshire had prepared on performance. Based upon its evaluation of all materials provided, the Board concluded that it was in the best interests of each Fund to renew the Advisory Agreement.

Nature, Extent and Quality of Services

With respect to the nature, extent and quality of services provided by the Adviser, the Board reviewed the functions performed by the Adviser, noting that the Adviser performs administrative functions on behalf of the Funds. The Board considered the experience and skills of the senior management leading Fund operations, the experience and skills of the personnel performing the functions under the Advisory Agreement and the resources made available to such personnel. The Board considered the recent transition in senior management personnel and determined that the current personnel had the requisite skill sets. The Board also considered the compliance program established by the Adviser and the level of compliance maintained for the Funds. The Board concluded that appropriate resources were being provided under the agreements to administer the Trust’s affairs. The Board also reviewed the Adviser’s financial condition, and considered

26

Wilshire Variable Insurance Trust Board Approval Of Advisory Agreement - (Continued)

the financial support provided by the Adviser to the Funds pursuant to an expense limitation agreement. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Adviser to each Fund support renewal of the contract.

The Board reviewed information on the performance of each Fund for the annualized one , three and five-year periods ended September 30, 2013, along with the performance information of a peer group of funds determined by Wilshire based upon the Morningstar database and in comparison to each Fund’s benchmark for the same periods ended September 30, 2013. For the Wilshire 2015 ETF Fund, the Board noted that the Fund outperformed the median of its peer group and benchmark for the three- and five-year periods and had competitive performance relative to its peer group for the one-year period. For the Wilshire 2025 ETF Fund, the Board noted that the Fund underperformed the median of its peer group for the one- and three-year periods and its benchmark for the one-, three- and five-year periods but had competitive performance relative to its peer group for the five-year period. For the Wilshire 2035 ETF Fund, the Board noted that the Fund underperformed the median of its peer group and benchmark for the one-, three- and five-year periods. The Board took into consideration the Adviser’s explanation that the deviation in performance was due to the more conservative positioning of the Wilshire 2035 ETF Fund resulting from the Adviser’s methodology for structuring the Wilshire 2035 ETF Fund. Based upon the above, the Board determined that, for each Fund, performance either met expectations or, given the circumstances, it was in the best interests of the Fund to continue the Advisory Agreement while the Board continues to monitor performance.

Advisory Fees

The Board reviewed each Fund’s advisory fee and total expense ratio and reviewed information comparing the actual advisory fee paid and total expense ratio to those of the peer group of funds. The Board concluded that for all Funds, the actual fees paid were in a competitive range with each Fund’s peer group. The Board also noted that the Adviser waives advisory fees and reimburses expenses for the Funds pursuant to an expense limitation agreement. As to total expenses, the Board noted that total expenses are influenced by the small size of the complex. The Board concluded that the advisory fee for each Fund was reasonable and appropriate in amount.

Profitability to Wilshire and Economies of Scale

With respect to the profitability of the Advisory Agreement, the Board primarily considered the fee structure of the Advisory Agreement, including the costs of the services provided and the profits realized by the Adviser from its relationship with the Funds. The Board concluded that the profits realized by the Adviser were reasonable in comparison with the costs of providing investment advisory services to the Funds. In addition, the Board considered the extent to which economies of scale are realized and whether fee levels reasonably reflect economies of scale for the benefit of shareholders. The Board reviewed each Fund’s asset size, each Fund’s expense ratio, the advisory fee waivers and/or expense reimbursements currently in place and whether the investment process produced economies of scale. The Board concluded that each Fund’s advisory fee reasonably reflected appropriate recognition of any economies of scale.

Fall-Out Benefits

The Board considered the nature and amount of any benefits derived by the Adviser from its relationship with the Funds. The Board determined that the advisory fees were reasonable in light of these fall-out benefits.

Conclusion

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement continue to be fair and reasonable and that the continuation of the Advisory Agreement is in the best interests of each Fund.

27

Wilshire Variable Insurance Trust Additional Fund Information

A listing of the Trustees and Officers of the Trust, their ages and their principal occupations for the past five years is presented below. The address of each Trustee and Officer is 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401.

Name and Age	Position Held With The Trust	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee
NON-INTERESTED TRUSTEES
Margaret M. Cannella, 62	Trustee	Since 2011	Adjunct Professor, Columbia Business School. Formerly, Managing Director, Head, Global Credit Research and Corporate Strategy, JPMorgan Securities, Inc. and Managing Director, Head US Corporate Research, JP Morgan Securities, Inc.	15
Wilshire Mutual Funds, Inc. (6 Funds); Schroder Series Trust; Schroder Global Series Trust; Schroder Capital Funds (Delaware); CHF Finance International (for profit joint venture of the World Bank and CHF); Advanced Pierre Foods; Princeton-in-Asia

Roger A. Formisano, 65	Trustee	Since 2002	Vice President, University Medical Foundation, 2006- Present; formerly Director, The Center for Leadership and Applied Business, UW-Madison School of Business; Principal, R.A. Formisano & Company, LLC	15	Integrity Mutual Insurance Company, Wilshire Mutual Funds, Inc. (6 Funds)
Edward Gubman, 62	Trustee	Since 2011	Founder and Principal, Strategic Talent Solutions	15	Wilshire Mutual Funds, Inc. (6 Funds)
Suanne K. Luhn, 59	Trustee	Since 2008	Retired; formerly Chief Compliance Officer, Bahl & Gaynor (investment adviser) (1990 to 2006)	15	Wilshire Mutual Funds, Inc. (6 Funds)
George J. Zock, 63	Trustee, Chairman of the Board	Since 1996; Trustee of Predecessor Funds from 1995 to 1996	Independent Consultant; Horace Mann Service Corporation (2004 to 2005); Executive Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation (1997 to 2003).	15	Wilshire Mutual Funds, Inc. (6 Funds)

28

Wilshire Variable Insurance Trust Additional Fund Information - (Continued)

Name and Age	Position Held With The Trust	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years
OFFICERS
Jason Schwarz, 39	President	Since 2012	President, Wilshire Funds Management Group (since 2005)
Reena S. Lalji, 42	Secretary	Since 2009	Managing Director and General Counsel, Wilshire Associates Incorporated
James E. St. Aubin, 36	Vice President	Since 2009	Managing Director, Wilshire Associates Incorporated
Helen Thompson, 46	Chief Compliance Officer Vice President	Since 2013 Since 2008	Managing Director, Wilshire Associates Incorporated. (since 2003)
Michael Wauters, 48	Treasurer	Since 2009	Chief Financial Officer, Wilshire Associates Incorporated (since 2009)
Nathan R. Palmer, 38	Vice President	Since 2011	Managing Director, Wilshire Associates Incorporated; Senior Investment Management Associate, Convergent Wealth Advisors (2009-2010)

(1)
Each Trustee serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal (as provided in the Trust’s Declaration of Trust) or retirement which takes effect no later than the May 1 following his or her 70th birthday. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.

The Trust’s Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, upon request, by calling 1-888-200-6796.

29

Wilshire Variable Insurance Trust Additional Fund Information - (Continued)

Information on Proxy Voting

The Securities and Exchange Commission (“SEC”) has adopted the requirement that all funds file their complete proxy voting records with the SEC on an annual basis on Form N-PX. Such filing, for the 12-month period ended June 30, must be made no later than August 31 of each year.

A description of policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, along with each Fund’s proxy voting record relating to portfolio securities held during the most recent 12-month period ended June 30 is available at no charge, upon request by calling 1-888-200-6796, or on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of period. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Householding Policy

In order to reduce printing and mailing expenses, only one copy of each prospectus, annual and semi-annual report will be sent to all related accounts at a common address, unless you have indicated otherwise on your Account Application. Contract Owners may revoke their consent to householding at any time by calling 1-800-999-1030. Upon receipt of a Contract Owner’s revocation, the Trust will begin mailing individual copies of the above-referenced documents to the shareholder’s attention within 30 days.

30

Wilshire Variable Insurance Trust Tax Information

Of the distributions made by the following Funds, the corresponding percentage represents the amount of each distribution which will qualify for the dividends received deduction available to corporate shareholders:

Fund	Percentage
2015 ETF Fund	0.00%
2025 ETF Fund	0.00%
2035 ETF Fund	0.00%

31

Wilshire Variable Insurance Trust Privacy Statement

At Wilshire Variable Insurance Trust, we appreciate the privacy concerns of our customers. We have established the following policies to maintain the privacy of information you share with us.

Information We Collect

We collect and retain nonpublic personal information about you that may include:

Information we receive on your account applications or other forms such as your name, address, financial information and/or social security number;

Information we receive about your mutual fund transactions, such as purchases, sales, exchanges and account balances; and

Information we collect through the use of Internet “cookies” when you access our website. Cookies are a collection of information stored on the local hard drive of an Internet user, used primarily by web servers to identify previous users and their preferences. A web server cannot find out a user’s name or email address, or anything about the user’s computer using cookies.

Information We May Share

We do not sell any of your nonpublic personal information to third parties. We may share the information we collect with affiliates or with non-affiliated third parties only when those parties are acting on our behalf in servicing your account, or as required by law. These third parties may include:

Administrative service providers who, for example, process transactions for your account, print checks or prepare account statements;

Companies that provide services for us to help market our products to you; and

Governmental or other legal agencies, as required by law.

When information is shared with third parties, they are legally obligated to maintain the confidentiality of the information and to limit their use of it to servicing your account, except as permitted or required by law.

Confidentiality And Security

Within our organization, we restrict access to your nonpublic personal information to authorized employees who need to access such information in order to provide services or products to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

As previously mentioned, we may collect information through the use of Internet “cookies” on our website. In addition, in order to provide you with access to your account via the web, it is necessary for us to collect certain nonpublic personal information such as your name, social security number and account information. Special measures such as data encryption and authentication apply to all nonpublic personal information and communications on our web site.

Applicability

Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be our customer. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should also consult that financial institution’s privacy policies.

The Wilshire Variable Insurance Trust values your business. We understand the importance of maintaining the integrity of your personal information and are committed to keeping your trust. Please contact us at 888-200-6796 if you have any questions concerning our policy.

This Page Intentionally Left Blank.

Wilshire Variable Insurance Trust

Wilshire Associates Incorporated
1299 Ocean Avenue
Santa Monica, CA 90401
1-888-200-6796

WIL-AR-003-0600

Item 2.	Code of Ethics.

(a)
The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c)	During the period covered by this report, the code of ethics was amended to address changes in the Registrant’s covered officers.

(d)
The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. Mr. Roger A. Formisano, the Registrant’s audit committee financial expert, is “independent” for purposes of Item 3 to Form N-CSR.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $328,140 for 2012 and $324,140 for 2013.

Audit-Related Fees

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2012 and $0 for 2013.

Tax Fees

(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, tax planning and tax training are $49,950 for 2012 and $51,750 for 2013. Such services consisted of quarterly diversification review, annual distribution review and tax return review.

All Other Fees

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2012 and $0 for 2013.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures.

Pursuant to Registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the Registrant, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant pre-approval for engagements of less than $5,000. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the Registrant’s investment adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant), if the engagement relates directly to the operations and financial reporting of the Registrant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant pre-approval for engagements of less than $5,000. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

(e)(2)
The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not Applicable

(c)	0%

(d)	Not Applicable

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was (0%) zero percent.

(g)
The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant was $985,175 for 2012 and $1,261,766 for 2013.

(h)
The Registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last disclosed such procedures in the definitive prospectus/proxy statement on Form N-14 filed with the SEC on December 3, 2008.

Item 11.	Controls and Procedures.

(a)
The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Wilshire Variable Insurance Trust

By (Signature and Title)*	/s/ Jason A. Schwarz
Jason A. Schwarz, President
(principal executive officer)

Date: March 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jason A. Schwarz
Jason A. Schwarz, President
(principal executive officer)

Date: March 7, 2014

By (Signature and Title)*	/s/ Michael Wauters
Michael Wauters, Treasurer
(principal financial officer)

Date: March 7, 2014

*     Print the name and title of each signing officer under his or her signature.